Exhibit 99.2

          Acadia Realty Trust
          Reporting Supplement
           December 31, 2008

           Table of Contents
----------------------------------------
                                        Page                                         Page
                                        -----                                        -----

          Section I - Overview                      Section III - Opportunity Fund
                                                              Information


Important Notes                           3       Fund I
                                                       Overview                       34
Company Information                       4            Properties                     35
                                                       Anchor Detail                  36
Portfolio Snapshots                                    Lease Expirations              37
     Core Portfolio                       5            Kroger/Safeway Detail          38
     Combined Portfolios                  6            Current Valuation              39

Market Capitalization                     7       Fund II
                                                      Overview                        40
Shareholder Information                   8            Properties                     41
                                                       Anchor Detail                  42
   Section II - Financial Information                  Lease Expirations              43

Operating Statements - Pro-rata                   Fund III
 Consolidation
     Pro-rata Consolidation               9            Overview                       44
     Fee income                          12            Storage Post Properties        45
     Opportunity Funds                   13            Storage Post Locations         46
     Joint Ventures                      18
     Current v. Prior Year               20       Redevelopment Projects - Operating  47
                                                  Redevelopment Projects -
                                                   Construction and Design            48
Same Property Net Operating Income       22
                                                  RCP Venture                         49
Funds from Operations ("FFO"), Adjusted                RCP Venture Investments        50
 FFO ("AFFO") and Funds Available for
 Distribution ("FAD")                    23
                                                     Section IV - Core Portfolio
                                                              Information
2009 Guidance                            24
                                                  Properties                          51
Balance Sheets
     Consolidated                        25       Portfolio by State                  53
     Pro-rata Consolidation              26
                                                  Top Tenants                         54
Notes Reveivable                         27
                                                  Anchor Tenants                      55
Debt Analysis
     Summary                                      Anchor Lease Expirations - Next 4
                                         28        Years                              58
     Detail                              29
     Maturities                          32       Lease Expirations                   59

Selected Financial Ratios                33       New and Renewal Rent Spreads        61

                                                  Capital Expenditures                62

                                                  Portfolio Demographics              63

                              Acadia Realty Trust
                              Reporting Supplement
                               December 31, 2008

                                Important Notes
--------------------------------------------------------------------------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National
 Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

Acadia Realty Trust
Reporting Supplement
December 31, 2008

              Company Information
              -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 85 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


Corporate Headquarters                1311 Mamaroneck Avenue        Investor Relations    Jon Grisham
                                      Suite 260                                           Senior Vice President,
                                      White Plains, NY 10605                              Chief Accounting Officer
                                                                                          (914) 288-8148
                                                                                          jgrisham@acadiarealty.com
                                                                                          ---------------------------------

New York Stock Exchange               Symbol AKR                              Web Site    www.acadiarealty.com


Analyst Coverage                      Bank of Montreal                       J.P. Morgan Securities, Inc.
                                      Paul Adornato, CFA - (212) 885-4170    Michael W. Mueller, CFA (212) 622-6689
                                      paul.adornato@bmo.com                  michael.w.mueller@jpmorgan.com
                                      ------------------------------         ----------------------------------------------

                                      Citigroup - Smith Barney               RBC Capital Markets
                                      Michael Bilerman - (212) 816-1383      Rich Moore, CFA - (216) 378-7625
                                      michael.bilerman@citi.com              rich.moore@rbccm.com
                                      ------------------------------         ----------------------------------------------

                                      Keefe, Bruyette & Woods, Inc.
                                      Sheila K. McGrath - (212) 887-7793
                                      smcgrath@kbw.com
                                      ------------------

   Acadia Realty Trust
  Reporting Supplement
    December 31, 2008

      Total Market
      Capitalization
-------------------------
(including pro-rata share
  of joint venture debt)                  Market Capitalization
 (dollars in thousands)                  as of December 31, 2008
                         -------------------------------------------------------
                                                               Percent of
                           Percent of                         Total Market
                          Total Equity                       Capitalization
                         ---------------                 -----------------------

Equity Capitalization
-------------------------
Total Common Shares
 Outstanding                       98.0% $       32,357
Common Operating
 Partnership ("OP") Units           2.0%            648
                                        ---------------
Combined Common Shares
 and OP Units                                    33,005

Share Price                                       14.27
                                        ---------------

Equity Capitalization -
 Common Shares and OP
 Units                                          470,981

Preferred OP Units (1)                              358
                                        ---------------

      Total Equity
      Capitalization                            471,339         47.9%
                                        ---------------  ------------

Debt Capitalization
-------------------------
Consolidated debt                               761,729
Adjustment to reflect
 pro-rata share of debt                        (248,595)
                                        ---------------

Total Debt Capitalization                       513,134         52.1%
                                        ---------------  ------------

      Total Market
      Capitalization                     $      984,473        100.0%
                                        ===============  ============


                         Weighted Average Outstanding Common Shares and OP Units
                         -------------------------------------------------------
                              December 31, 2008            December 31, 2007
                                            Year-to-                   Year-to-
                             Quarter         date          Quarter       date
                         --------------   -------------  -----------  ----------

Weighted average Common
 Shares - Basic EPS          33,850,271      33,812,738   33,666,978  33,599,584
Dilutive potential Common
 Shares                               -         454,649      640,060     682,635
                         --------------   -------------  -----------  ----------
Weighted average Common
 Shares - Diluted EPS        33,850,271      34,267,387   34,307,038  34,282,219
OP Units                        647,656         647,200      642,272     642,272
Dilutive potential of OP
 Units                          306,729          25,067            -           -
                         ---------------  -------------  -----------  ----------
Weighted average Common
 Shares/OP Units -
 Diluted FFO                 34,804,656      34,939,654   34,949,310  34,924,491
                         ===============  =============  ===========  ==========


(1)Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.

(2)Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

Acadia Realty Trust
Reporting Supplement
December 31, 2008

Shareholder and OP Unit Information
-----------------------------------
(amounts in thousands)


                Common Shares (1)
                -----------------
                                                                 Percent of Out-
                                                      Common     standing Common
                                                    Shares Held      Shares
                                                  --------------- --------------

Morgan Stanley                                              3,162           9.8%
Barclay's Global Investors                                  2,363           7.3%
Vanguard Group                                              2,323           7.2%
Goldman Sachs Group                                         2,269           7.0%
Baron Capital Group                                         1,833           5.7%
Yale University                                             1,766           5.5%
Cohen & Steers inc.                                         1,704           5.3%
Wellington Management                                       1,662           5.1%
Principal Financial Group                                   1,536           4.7%
Heitman Real Estate Securities LLC                          1,366           4.2%
                                                  --------------- --------------
Total of Ten Largest Institutional Shareholders            19,984          61.8%
                                                  =============== ==============

Total of all Institutional Shareholders                    31,865          98.5%
                                                  =============== ==============


           Operating Partnership Units
           ---------------------------

                                                     OP Units      Percent of
                                                       Held         OP Units
                                                  --------------- --------------

Managment O.P. Unit Holders                                   338          52.2%
Other O.P. Unit Holders                                       310          47.8%
                                                  --------------- --------------

Total O.P. Units                                              648         100.0%
                                                  =============== ==============

(1) Based on most recent Schedule 13F filing

        Acadia Realty Trust
       Reporting Supplement
         December 31, 2008

Income Statements - Pro-rata
 Consolidation (1)
-----------------------------------
 Current Quarter and Year-to-Date
-----------------------------------
          (in thousands)
                                                                              Year-to-Date

                                                                                  Year
                                                                           ended December 31,
                                                                                  2008
                                    ------------------------------------------------------------------------------------------------
                                            Core Retail                                      Opportunity   Residential
                                                                  Total Core    Total Core      Funds
                                        Wholly        Joint       Continuing   Discontinued                Discontinued
                                        Owned        Ventures     Operations    Operations                Operations (4)   Total
                                    ------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                              $50,382        $6,331       $56,713            $-        $9,262        $1,212     $67,187
Percentage rents                               597            63           660             -             -             -         660
Expense reimbursements - CAM                 6,455           916         7,371             -           499             -       7,870
Expense reimbursements - Taxes               7,740           787         8,527             -           169             -       8,696
Other property income                          239            33           272             -           232           109         613
                                    ------------------------------------------------------------------------------------------------
                                            65,413         8,130        73,543             -        10,162         1,321      85,026
                                    ------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                     8,361         1,131         9,492             -           593             -      10,085
Other property operating                     2,226           541         2,767             -         1,660           626       5,053
Real estate taxes                            8,968           868         9,836             -           788            65      10,689
                                    ------------------------------------------------------------------------------------------------
                                            19,555         2,540        22,095             -         3,042           691      25,828
                                    ------------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES
 (3)                                        45,858         5,590        51,448             -         7,120           630      59,198


OTHER INCOME (EXPENSE)
General and administrative                (25,894)             -      (25,894)             -         (490)             -    (26,384)
Equity in earnings of
 unconsolidated properties                      21             -            21             -         1,392             -       1,413
Equity in earnings from RCP
 investments                                     -             -             -             -         3,300             -       3,300
Interest income                             13,403            22        13,425             -           298            11      13,734
Fee income (2)                              20,316             -        20,316             -             -             -      20,316
Promote income - Fund capital
 transactions                                1,044             -         1,044             -           117             -       1,161
Promote income - RCP                             -             -             -             -           532             -         532
Priority distributions                         476             -           476             -             -             -         476
Promote expense                                  -             -             -             -             -             -           -
Property management expense                  (128)             -         (128)             -           (3)          (23)       (154)
Straight-line rent income                      688           211           899             -           755             -       1,654
Straight-line rents written off            (1,471)         (350)       (1,821)             -         (169)             -     (1,990)
FAS 141 rent                                 (324)           138         (186)             -       (1,311)             -     (1,497)
Gain on extinguishment of debt               1,958             -         1,958             -             -             -       1,958
Impairment of notes receivable             (4,392)             -       (4,392)             -             -             -     (4,392)
Provision for income taxes                 (3,351)             -       (3,351)             -           (7)             -     (3,358)
Lease termination income                       143             1           144             -         4,672             -       4,816
                                    ------------------------------------------------------------------------------------------------

EBIDTA                                      48,347         5,612        53,959             -        16,205           618      70,782

Depreciation and amortization             (19,461)       (1,672)      (21,133)             -       (4,622)             -    (25,755)
FAS 141 amortization                         (942)             -         (942)             -          (64)             -     (1,006)
Interest expense                          (18,364)       (3,775)      (22,139)             -       (2,127)             -    (24,266)
Loan defeasance                                  -             -             -             -             -             -           -
FAS 141 interest                               783             -           783             -             -             -         783
Gain (loss) on sale of properties              763             -           763             -             -         7,182       7,945
                                    ------------------------------------------------------------------------------------------------

Income before minority interest             11,126           165        11,291             -         9,392         7,800      28,482

Minority interest - OP                       (398)             -         (398)             -             -         (152)       (550)
Minority interest                               76             -            76             -         (460)             -       (384)
                                    ------------------------------------------------------------------------------------------------

NET INCOME                                 $10,804          $165       $10,969            $-        $8,931        $7,648     $27,548
                                    ================================================================================================


                                                                            Current Quarter

                                                                                3 months
                                                                           ended December 31,
                                                                                  2008
                                    ------------------------------------------------------------------------------------------------
                                            Core Retail                                      Opportunity   Residential
                                                                  Total Core    Total Core      Funds
                                        Wholly        Joint       Continuing   Discontinued                Discontinued
                                        Owned        Ventures     Operations    Operations                Operations (4)   Total
                                    ------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                              $12,741        $1,638       $14,379            $-        $2,383            $9     $16,771
Percentage rents                               243            22           265             -             -             -         265
Expense reimbursements - CAM                 1,595           317         1,912             -           198             -       2,110
Expense reimbursements - Taxes               1,994            30         2,024             -            57             -       2,081
Other property income                           13            12            25             -            58             -          83
                                    ------------------------------------------------------------------------------------------------
                                            16,586         2,019        18,605             -         2,696             9      21,310
                                    ------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                     2,384           396         2,780             -           147             -       2,927
Other property operating                       635           163           798             -           546           (5)       1,339
Real estate taxes                            2,134          (20)         2,114             -           212             -       2,326
                                    ------------------------------------------------------------------------------------------------
                                             5,153           539         5,692             -           905           (5)       6,592
                                    ------------------------------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES
 (3)                                        11,433         1,480        12,913             -         1,791            14      14,718


OTHER INCOME (EXPENSE)
General and administrative                 (6,056)             -       (6,056)             -          (41)             -     (6,097)
Equity in earnings of unconsolidated
 properties                                      -             -             -             -           (7)             -         (7)
Equity in earnings from RCP
 investments                                     -             -             -             -         (801)             -       (801)
Interest income                              4,757             4         4,761             -            83             -       4,844
Fee income (2)                               4,395             -         4,395             -             -             -       4,395
Promote income - Fund capital
 transactions                                    -             -             -             -             -             -           -
Promote income - RCP                             -             -             -             -         (641)             -       (641)
Priority distributions                         112             -           112             -             -             -         112
Promote expense                                  -             -             -             -             -             -           -
Property management expense                   (32)             -          (32)             -             0             -        (32)
Straight-line rent income                      350            32           382             -           146             -         528
Straight-line rents written off            (1,436)         (273)       (1,709)             -         (169)             -     (1,878)
FAS 141 rent                                    38            35            73             -         (686)             -       (613)
Gain on extinguishment of debt               1,958                       1,958                                                 1,958
Impairment of notes receivable             (4,392)                     (4,392)                                               (4,392)
Provision for income taxes                   (969)             -         (969)             -             1             -       (968)
Lease termination income                         6             1             7             -           (3)             -           4
                                    ------------------------------------------------------------------------------------------------

EBIDTA                                      10,164         1,279        11,443             -         (327)            14      11,130

Depreciation and amortization              (7,564)         (365)       (7,929)             -       (1,198)                   (9,127)
FAS 141 amortization                         (214)             -         (214)                        (15)                     (229)
Interest expense                           (4,745)         (944)       (5,689)                       (341)                   (6,030)
Loan defeasance                                  -             -             -                           -             -           -
FAS 141 interest                                 9             -             9                           -             -           9
Gain (loss) on sale of properties                -             -             -             -             -             -           -
                                    ------------------------------------------------------------------------------------------------

Income before minority interest            (2,350)          (30)       (2,380)             -       (1,882)            14     (4,248)

Minority interest - OP                          97             -            97             -             -             -          97
Minority interest                              (2)             -           (2)             -            60             -          58
                                    ------------------------------------------------------------------------------------------------

NET INCOME                                $(2,255)         $(30)      $(2,285)            $-      $(1,822)           $14    $(4,093)
                                    ================================================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2)  Details on the following Fee Income page.
(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $233 for the quarter and $952 for the year ended December 31, 2008.
(4) Discontinued Operations reflects one residential property which was sold in the second quarter 2008.

           Acadia Realty Trust
           Reporting Supplement
            December 31, 2008

Income Statements - Pro-rata Consolidation  (1)
     Current Quarter and Year-to-Date
              (in thousands)

                                                                  Previous Quarter

                                                                      3 months
                                                                 ended September 30,
                                                                        2008
                                                  ----------------------------------------------------------------------------------
                                                          Core Retail                             Opportunity  Residential
                                                                          Total Core    Total Core   Funds
                                                  Wholly        Joint     Continuing   Discontinued           Discontinued
                                                  Owned        Ventures   Operations    Operations            Operations (4)  Total
                                                  ----------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                     $ 12,503    $  1,550    $ 14,053         $ -    $  2,191         $ -    $ 16,244
Percentage rents                                       116          12         128           -           -           -         128
Expense reimbursements - CAM                         1,332         186       1,518           -         174           -       1,692
Expense reimbursements - Taxes                       1,903         253       2,156           -          37           -       2,193
Other property income                                   67           -          67           -          57           -         124
                                                  --------    --------    --------    --------    --------    --------    --------
                                                    15,921       2,001      17,922           -       2,458           -      20,380
                                                  --------    --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating - CAM                             1,781         256       2,037           -         119           -       2,156
Other property operating                               254         129         383           -         459           -         842
Real estate taxes                                    2,270         299       2,569           -         219           -       2,788
                                                  --------    --------    --------    --------    --------    --------    --------
                                                     4,305         684       4,989           -         797           -       5,786
                                                  --------    --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES (3)               11,616       1,317      12,933           -       1,661           -      14,594


OTHER INCOME (EXPENSE)
General and administrative                          (6,658)          -      (6,658)          -        (275)          -      (6,933)
Equity in earnings of unconsolidated properties          -           -           -           -         (51)          -         (51)
Equity in earnings from RCP investments                  -           -           -           -       1,368           -       1,368
Interest income                                      4,515           4       4,519           -          41           -       4,560
Fee income (2)                                       4,247           -       4,247           -           -           -       4,247
Promote income - Fund capital transactions               -           -           -           -           -           -           -
Promote income - RCP                                     -           -           -           -        (114)          -        (114)
Priority distributions                                 111           -         111           -           -           -         111
Promote expense                                          -           -           -           -           -           -           -
Property management expense                            (32)          -         (32)          -          (1)          -         (33)
Straight-line rent income                             (155)        119         (36)          -         274           -         238
Straight-line rents written off                        (35)        (16)        (51)          -           -           -         (51)
FAS 141 rent                                          (124)         35         (89)          -        (593)          -        (682)
Gain on extinguishment of debt
Impairment of notes receivable
Provision for income taxes                            (190)          -        (190)          -           0           -        (190)
Lease termination income                               137           -         137           -        (225)          -         (88)
                                                  --------    --------    --------    --------    --------    --------    --------

EBIDTA                                              13,432       1,459      14,891           -       2,085           -      16,976

Depreciation and amortization                       (4,126)       (438)     (4,564)          -      (1,063)                 (5,627)
FAS 141 amortization                                  (234)          -        (234)                    (15)                   (249)
Interest expense                                    (5,100)       (950)     (6,050)                   (684)                 (6,734)
Loan defeasance                                          -           -           -                       -           -           -
FAS 141 interest                                       734           -         734                       -           -         734
Gain (loss) on sale of properties                        -           -           -           -           -           -           -
                                                  --------    --------    --------    --------    --------    --------    --------

Income before minority interest                      4,706          71       4,777           -         322           -       5,098

Minority interest - OP                                (104)          -        (104)          -           -           -        (104)
Minority interest                                       (7)          -          (7)          -          (0)          -          (7)
                                                  --------    --------    --------    --------    --------    --------    --------

NET INCOME                                        $  4,595    $     71    $  4,666         $ -    $    321         $ -    $  4,987
                                                  ========    ========    ========    ========    ========    ========    ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2)Details on the following Fee Income page.
(3)Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $233 for the quarter and $952 for the year ended December 31, 2008.
(4)Discontinued Operations reflects one residential property which was sold in the second quarter 2008.

            Acadia Realty Trust
           Reporting Supplement
            December 31, 2008

Income Statements - Pro-rata Consolidation  (1)
     Current Quarter and Year-to-Date
              (in thousands)

                                                                        Previous Quarter

                                                                          3 months
                                                                        ended June 30,
                                                                              2008
                                                  ----------------------------------------------------------------------------------
                                                          Core Retail                           Opportunity  Residential
                                                                         Total Core   Total Core   Funds
                                                  Wholly       Joint     Continuing  Discontinued           Discontinued
                                                  Owned       Ventures   Operations   Operations            Operations (4)  Total
                                                  ----------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $ 12,526    $  1,532    $ 14,058         $ -    $  2,091    $    285    $ 16,434
Percentage rents                                         58           4          62           -           -           -          62
Expense reimbursements - CAM                          1,362         160       1,522           -          60           -       1,582
Expense reimbursements - Taxes                        1,798         263       2,061           -          27           -       2,088
Other property income                                    38           1          39           -          28          34         101
                                                   --------    --------    --------    --------    --------    --------    --------
                                                     15,782       1,960      17,742           -       2,205         319      20,266
                                                   --------    --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating - CAM                              1,658         200       1,858           -         128                   1,986
Other property operating                                652         154         806           -         474         215       1,495
Real estate taxes                                     2,282         304       2,586           -         210          15       2,811
                                                   --------    --------    --------    --------    --------    --------    --------
                                                      4,592         658       5,250           -         813         230       6,293
                                                   --------    --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES (3)                11,190       1,302      12,492           -       1,393          89      13,974


OTHER INCOME (EXPENSE)
General and administrative                           (6,572)          -      (6,572)          -         (70)          -      (6,642)
Equity in earnings of unconsolidated properties           -           -           -           -       1,467           -       1,467
Equity in earnings from RCP investments                   -           -           -           -         200           -         200
Interest income                                       1,835           5       1,840           -          20           3       1,863
Fee income (2)                                        4,968           -       4,968           -           -                   4,968
Promote income - Fund capital transactions            1,044           -       1,044           -         117                   1,161
Promote income - RCP                                      -           -           -           -          96                      96
Priority distributions                                  118           -         118           -           -                     118
Promote expense                                           -           -           -           -           -                       -
Property management expense                             (32)          -         (32)          -          (1)         (9)        (42)
Straight-line rent income                               240          33         273           -         371           -         644
Straight-line rents written off                           -           -           -           -           -           -
FAS 141 rent                                           (126)         34         (92)          -          (9)          -        (101)
Gain on extinguishment of debt
Impairment of notes receivable
Provision for income taxes                             (349)          -        (349)          -           0           -        (349)
Lease termination income                                  -           -           -           -       4,900           -       4,900
                                                   --------    --------    --------    --------    --------    --------    --------

EBIDTA                                               12,316       1,374      13,690           -       8,484          83      22,257

Depreciation and amortization                        (4,085)       (382)     (4,467)          -      (1,019)                 (5,486)
FAS 141 amortization                                   (239)          -        (239)                    (15)                   (254)
Interest expense                                     (4,255)       (940)     (5,195)                   (581)                 (5,776)
Loan defeasance                                           -           -           -                       -           -           -
FAS 141 interest                                         20           -          20                       -           -          20
Gain (loss) on sale of properties                       763           -         763           -           -       7,182       7,945
                                                   --------    --------    --------    --------    --------    --------    --------

Income before minority interest                       4,520          52       4,572           -       6,868       7,265      18,705

Minority interest - OP                                 (220)          -        (220)          -           -        (142)       (362)
Minority interest                                        (7)          -          (7)          -        (424)          -        (431)
                                                   --------    --------    --------    --------    --------    --------    --------

NET INCOME                                         $  4,293    $     52    $  4,345         $ -    $  6,443    $  7,123    $ 17,911
                                                   ========    ========    ========    ========    ========    ========    ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2)Details on the following Fee Income page.
(3)Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $233 for the quarter and $952 for the year ended December 31, 2008.
(4)Discontinued Operations reflects one residential property which was sold in the second quarter 2008.

            Acadia Realty Trust
           Reporting Supplement
            December 31, 2008

Income Statements - Pro-rata Consolidation  (1)
     Current Quarter and Year-to-Date
              (in thousands)

                                                                   Previous Quarter

                                                                       3 months
                                                                    ended March 31,
                                                                          2008
                                    ------------------------------------------------------------------------------------------------
                                                          Core Retail                           Opportunity  Residential
                                                                         Total Core   Total Core   Funds
                                                  Wholly       Joint     Continuing  Discontinued           Discontinued
                                                  Owned       Ventures   Operations   Operations            Operations (4)  Total
                                    ------------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $ 12,612    $  1,611    $ 14,223         $ -    $  2,597    $    918    $ 17,738
Percentage rents                                        180          25         205           -           -                     205
Expense reimbursements - CAM                          2,166         253       2,419           -          67                   2,486
Expense reimbursements - Taxes                        2,045         241       2,286           -          49                   2,335
Other property income                                   121          20         141           -          89          75         305
                                                   --------    --------    --------    --------    --------    --------    --------
                                                     17,124       2,150      19,274           -       2,802         993      23,069
                                                   --------    --------    --------    --------    --------    --------    --------

PROPERTY EXPENSES
Property operating - CAM                              2,538         279       2,817           -         198       3,015
Other property operating                                685          95         780           -         181         416       1,377
Real estate taxes                                     2,282         285       2,567           -         146          50       2,763
                                                   --------    --------    --------    --------    --------    --------    --------
                                                      5,505         659       6,164           -         526         466       7,156
                                                   --------    --------    --------    --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES (3)                11,619       1,491      13,110           -       2,276         527      15,913


OTHER INCOME (EXPENSE)
General and administrative                           (6,608)          -      (6,608)          -        (104)          -      (6,712)
Equity in earnings of unconsolidated properties          21           -          21           -         (17)          -           4
Equity in earnings from RCP investments                   -           -           -           -       2,533           -       2,533
Interest income                                       2,296           9       2,305           -         154           8       2,467
Fee income (2)                                        6,706           -       6,706           -           -                   6,706
Promote income - Fund capital transactions                -           -           -           -           -                       -
Promote income - RCP                                      -           -           -           -       1,192                   1,192
Priority distributions                                  135           -         135           -           -                     135
Promote expense                                           -           -           -           -           -                       -
Property management expense                             (32)          -         (32)          -          (2)        (14)        (48)
Straight-line rent income                               253          27         280           -         (36)          -         244
Straight-line rents written off                                     (61)        (61)          -           -           -         (61)
FAS 141 rent                                           (112)         34         (78)          -         (24)          -        (102)
Gain on extinguishment of debt
Impairment of notes receivable
Provision for income taxes                           (1,843)          -      (1,843)          -          (9)          -      (1,852)
Lease termination income                                  -           -           -           -           -           -           -
                                                   --------    --------    --------    --------    --------    --------    --------

EBIDTA                                               12,435       1,500      13,935           -       5,964         521      20,420

Depreciation and amortization                        (3,686)       (487)     (4,173)          -      (1,341)                 (5,514)
FAS 141 amortization                                   (255)          -        (255)                    (18)                   (273)
Interest expense                                     (4,264)       (941)     (5,205)                   (520)                 (5,725)
Loan defeasance                                           -           -           -                       -           -           -
FAS 141 interest                                         20           -          20                       -           -          20
Gain (loss) on sale of properties                         -           -           -           -           -           -           -
                                                   --------    --------    --------    --------    --------    --------    --------

Income before minority interest                       4,250          72       4,322           -       4,084         521       8,927

Minority interest - OP                                 (171)          -        (171)          -           -         (10)       (181)
Minority interest                                        92           -          92           -         (96)          -          (4)
                                                   --------    --------    --------    --------    --------    --------    --------

NET INCOME                                         $  4,171    $     72    $  4,243         $ -    $  3,989    $    511    $  8,743
                                                   ========    ========    ========    ========    ========    ========    ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2)Details on the following Fee Income page.
(3)Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $233 for the quarter and $952 for the year ended December 31, 2008.
(4)Discontinued Operations reflects one residential property which was sold in the second quarter 2008.

                 Acadia Realty Trust
                Reporting Supplement
                  December 31, 2008

        Income Statements - Analysis of Management Fee Income
                   Current Quarter
                   (in thousands)

                                                             Fund I      Fund II      Fund III       Other        Total
                                                            ---------------------------------------------------------------
Year ended December 31, 2008
Asset and property management fees                              $   -      $ 3,890       $ 6,068      $ 1,627     $ 11,585
Transactional fees                                                190        4,725         2,006        1,810        8,731
                                                            ---------------------------------------------------------------
                                                                  190        8,615         8,074        3,437       20,316
Priority distributions (Asset and property management fees)       476            -             -            -          476
                                                            ---------------------------------------------------------------
Total management fees and priority distributions                $ 666      $ 8,615       $ 8,074      $ 3,437     $ 20,792
                                                            ===============================================================


                                                             Fund I      Fund II      Fund III       Other        Total
                                                            ---------------------------------------------------------------
Three months ended December 31, 2008
Asset and property management fees                              $   -        $ 990       $ 1,514        $ 300      $ 2,804
Transactional fees                                                 15        1,276            67          233        1,591
                                                            ---------------------------------------------------------------
                                                                   15        2,266         1,581          533        4,395
Priority distributions (Asset and property management fees)       112            -             -            -          112
                                                            ---------------------------------------------------------------
Total management fees and priority distributions                $ 127      $ 2,266       $ 1,581        $ 533      $ 4,507
                                                            ===============================================================

                                                             Fund I      Fund II      Fund III       Other        Total
                                                            ---------------------------------------------------------------
Three months ended September 30, 2008
Asset and property management fees                              $   -        $ 968       $ 1,511        $ 324      $ 2,803
Transactional fees                                                 28        1,404          (160)         172        1,444
                                                            ---------------------------------------------------------------
                                                                   28        2,372         1,351          496        4,247
Priority distributions (Asset and property management fees)       111            -             -            -          111
                                                            ---------------------------------------------------------------
Total management fees and priority distributions                $ 139      $ 2,372       $ 1,351        $ 496      $ 4,358
                                                            ===============================================================

                                                             Fund I      Fund II      Fund III       Other        Total
                                                            ---------------------------------------------------------------
Three months ended June 30, 2008
Asset and property management fees                              $   -        $ 957       $ 1,512        $ 417      $ 2,886
Transactional fees                                                 55        1,016         1,041          (30)       2,082
                                                            ---------------------------------------------------------------
                                                                   55        1,973         2,553          387        4,968
Priority distributions (Asset and property management fees)       118            -             -            -          118
                                                            ---------------------------------------------------------------
Total management fees and priority distributions                $ 173      $ 1,973       $ 2,553        $ 387      $ 5,086
                                                            ===============================================================

                                                             Fund I      Fund II      Fund III       Other        Total
                                                            ---------------------------------------------------------------
Three months ended March 31, 2008
Asset and property management fees                              $   -        $ 975       $ 1,531        $ 586      $ 3,092
Transactional fees                                                 92        1,029         1,058        1,435        3,614
                                                            ---------------------------------------------------------------
                                                                   92        2,004         2,589        2,021        6,706
Priority distributions (Asset and property management fees)       135            -             -            -          135
                                                            ---------------------------------------------------------------
Total management fees and priority distributions                $ 227      $ 2,004       $ 2,589      $ 2,021      $ 6,841
                                                            ===============================================================

                               Acadia Realty Trust
                              Reporting Supplement
                                December 31, 2008
                    Income Statements -Opportunity Funds (1)
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)



                                                                  Year-to-Date
                                                                      Year
                                                             ended December 31, 2008

                                                                  AKR
                                           AKR       AKR Pro-   Brandywine                     AKR      AKR Pro-
                              Total      Promote    rata share   Promote                     Promote   rata share
                             Fund I      20.00%       22.22%    PAID IN FULL   Mervyns I     20.00%      22.22%
                            ------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                $ 10,281    $  2,056    $  1,828    $  1,122         $ -         $ -         $ -
Percentage rents                    -           -           -           -           -           -           -
Expense
 reimbursements - CAM             214          43          38          24           -           -           -
Expense
 reimbursements - Taxes           276          55          49          27           -           -           -
Other property income              99          20          18          33           -           -           -
                                  ---         ---         ---         ---          --          --          --
                               10,870       2,174       1,932       1,206           -           -           -
                              -------      ------      ------      ------          --          --          --

PROPERTY EXPENSES
Property operating - CAM          462          92          82          54           -           -           -
Other property operating          182          36          32          19           5           1           1
Real estate taxes                 430          86          76          42           -           -           -
                                 ----         ---         ---         ---          --          --          --
                                1,074         215         191         115           5           1           1
                               ------        ----        ----        ----          --          --          --

NET OPERATING INCOME
 - PROPERTIES (3)               9,796       1,959       1,741       1,092          (5)         (1)         (1)


OTHER INCOME (EXPENSE)
General and
 administrative                  (373)        (75)        (66)        (11)         (8)         (2)         (1)
Equity in earnings of
 unconsolidated properties      3,278         539         583         299           -           -           -
Equity in earnings from
 RCP investments                    -           -           -           -       2,676         532         476
Interest income                   194          39          34          38           4           -           1
Asset and property
 management income                  -           -           -           -           -           -           -
Promote income - Fund
 Transactions                       -         117           -           -           -           -           -
Promote income - RCP                -           -           -           -           -           -           -
Priority distributions              -           -           -           -           -           -           -
Promote expense                (2,134)          -           -           -        (533)          -           -
Asset and property
 management expense (2)            (8)         (2)         (1)         (1)          -           -           -
Straight-line rent income        (439)        (88)        (78)        (36)          -           -           -
Straight-line rents
 written off                        -           -           -           -           -           -           -
FAS 141 Rent                      (26)         (5)         (5)         (7)          -           -           -
Gain on extinguishment
 of debt                            -           -           -           -           -           -           -
Impairment of notes
 receivable                         -           -           -           -           -           -           -
Provision for
 income taxes                     (17)         (3)         (3)         (4)         (4)          2          (1)
Lease termination income            -           -           -           -           -           -           -
                                   --          --          --          --          --          --          --

EBIDTA                         10,271       2,481       2,205       1,370       2,130         532         474

Depreciation
 and amortization              (6,159)     (1,232)     (1,095)       (677)          -           -           -
FAS 141 Amortization               (9)         (2)         (2)         (2)          -           -           -
Interest expense               (1,045)       (209)       (186)       (124)          -           -           -
Loan defeasance                     -           -           -           -           -           -           -
FAS 141 Interest                    -           -           -           -           -           -           -
Gain (loss) on sale
 of properties                      -           -           -           -           -           -           -
                                   --          --          --          --          --          --          --

Income before
 minority interest              3,058       1,038         923         567       2,130         532         474

Minority interest - OP              -           -           -           -           -           -           -
Minority interest                (547)       (109)        (97)        (65)          -           -           -
                                -----       -----        ----        ----          --          --          --

NET INCOME                   $  2,511    $    929    $    826    $    502    $  2,130    $    532    $    474
                             ========      ======      ======      ======    ========      ======      ======
                            ------------------------------------------------------------------------------------
                                           AKR Pro-                 AKR Pro-               AKR Pro-     Total
                                          rata share               rata share             rata share   AKR Pro-
                               Fund II      20.00%    Mervyns II     20.00%   Fund III    19.9005%    rata share
                            ------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                $ 10,460    $  2,092         $ -         $ -    $ 10,876    $  2,164    $  9,262
Percentage rents                    -           -           -           -           -           -           -
Expense
 reimbursements - CAM           1,953         390           -           -          20           4         499
Expense
 reimbursements - Taxes           181          36           -           -          14           2         169
Other property income              37           7           -           -         770         154         232
                                  ---          --          --          --        ----        ----         ---
                               12,631       2,525           -           -      11,680       2,324      10,162
                              -------      ------          --          --     -------      ------      ------

PROPERTY EXPENSES
Property operating - CAM        1,794         359           -           -          30           6         593
Other property operating        4,200         840           5           1       3,665         730       1,660
Real estate taxes               1,613         322           -           -       1,315         261         788
                               ------        ----          --          --      ------        ----         ---
                                7,607       1,521           5           1       5,010         997       3,042
                               ------      ------          --          --      ------        ----       -----

NET OPERATING INCOME
 - PROPERTIES (3)               5,024       1,004          (5)         (1)      6,670       1,327       7,120


OTHER INCOME (EXPENSE)
General and
 administrative                  (565)       (113)       (204)        (41)       (909)       (181)       (490)
Equity in earnings of
 unconsolidated properties       (147)        (29)          -           -           -           -       1,392
Equity in earnings from
 RCP investments                    -           -      14,108       2,823           -           -       3,832
Interest income                   169          34          77          15         686         137         298
Asset and property
 management income                  -           -           -           -           -           -           -
Promote income - Fund
 Transactions                       -           -           -           -           -           -         117
Promote income - RCP                -           -           -           -           -           -           -
Priority distributions              -           -           -           -           -           -           -
Promote expense                     -           -           -           -           -           -           -
Asset and property
 management expense (2)        (4,983)          -           -           -      (8,312)          -          (3)
Straight-line rent income       4,736         948           -           -          40           8         755
Straight-line rents
 written off                     (846)       (169)          -           -           -           -        (169)
FAS 141 Rent                     (260)        (52)          -           -      (6,249)     (1,242)     (1,311)
Gain on extinguishment
 of debt                            -           -           -           -           -           -           -
Impairment of notes
 receivable                         -           -           -           -           -           -           -
Provision for
 income taxes                      17           4          (6)         (1)         (1)          -          (7)
Lease termination income       23,361       4,672           -           -           -           -       4,672
                              -------      ------          --          --          --          --       -----

EBIDTA                         26,506       6,299      13,970       2,795      (8,075)         49      16,205

Depreciation
 and amortization              (5,347)     (1,070)          -           -      (2,751)       (548)     (4,622)
FAS 141 Amortization             (276)        (56)          -           -         (15)         (3)        (64)
Interest expense               (4,787)       (957)          -           -      (3,273)       (652)     (2,127)
Loan defeasance                     -           -           -           -           -           -           -
FAS 141 Interest                    -           -           -           -           -           -           -
Gain (loss) on sale
 of properties                      -           -           -           -           -           -           -
                                   --          --          --          --          --          --           -

Income before
 minority interest             16,096       4,216      13,970       2,795     (14,114)     (1,154)      9,392

Minority interest - OP              -           -           -           -           -           -           -
Minority interest              (1,337)       (267)          -           -         394          78        (460)
                              -------       -----          --          --        ----         ---       -----

NET INCOME                   $ 14,759    $  3,949    $ 13,970    $  2,795    $(13,720)   $ (1,076)   $  8,931
                            =========    ========   =========    ========  ==========   =========     =======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $2,125 for the year ended December 31, 2008 ($8,499 x 25%).

                 Acadia Realty Trust
                Reporting Supplement
                  December 31, 2008
         Income Statements -Opportunity Funds (1)
             Current Quarter and Year-to-Date
                   (in thousands)

                                                                    Current Quarter
                                                                        Period
                                                                 ended December 31, 2008

                                                                                      AKR
                                                                                    Brandywine
                                                               AKR     AKR Pro-     Promote (3)              AKR       AKR Pro-
                                                  Total      Promote  rata share    PAID IN FULL           Promote   rata share
                                                  Fund I     20.00%     22.22%         $ -       Mervyns I  20.00%      22.22%
                                                ---------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                    $ 2,586      $   517      $   460      $ -         $ -          $ -          $ -
Percentage rents                                       -            -            -        -           -            -            -
Expense reimbursements - CAM                          85           17           15        -           -            -            -
Expense reimbursements - Taxes                        88           18           16        -           -            -            -
Other property income                                  2            0            0        -           -            -            -
                                                 -------      -------      -------      ---     -------      -------      -------
                                                   2,761          552          491        -           -            -            -
                                                 -------      -------      -------      ---     -------      -------      -------

PROPERTY EXPENSES
Property operating - CAM                             154           31           27        -           -            -            -
Other property operating                              71           14           13        -           -            -            -
Real estate taxes                                    130           26           23        -           -            -            -
                                                 -------      -------      -------      ---     -------      -------      -------
                                                     355           71           63        -           -            -            -
                                                 -------      -------      -------      ---     -------      -------      -------

NET OPERATING INCOME - PROPERTIES (4)              2,406          481          428        -           -            -            -


OTHER INCOME (EXPENSE)
General and administrative                           (45)          (9)          (8)       -          (3)          (1)          (1)
Equity in earnings of unconsolidated properties      (19)          (4)          (3)       -           -            -            -
Equity in earnings from RCP investments                -            -            -        -      (3,202)        (641)        (569)
Interest income                                       27            5            5        -           -            -            -
Asset and property management income                   -            -            -        -           -            -            -
Promote income - Fund Transactions                     -            -            -                    -            -            -
Promote income - RCP                                   -            -            -        -           -            -            -
Priority distributions                                 -            -            -        -           -            -            -
Promote expense                                      (27)           -            -        -         641            -            -
Asset and property management expense (2)             (2)          (0)          (0)       -           -            -            -
Straight-line rent income                           (146)         (29)         (26)       -           -            -            -
Straight-line rents written off                        -            -            -        -           -            -            -
FAS 141 Rent                                          (2)          (0)          (0)       -           -            -            -
Gain on extinguishment of debt                         -            -            -        -           -            -            -
Impairment of notes receivable                         -            -            -        -           -            -            -
Provision for income taxes                             -            -            -        -           -            1           (0)
Lease termination income                               -            -            -        -           -            -            -
                                                 -------      -------      -------      ---     -------      -------      -------

EBIDTA                                             2,192          444          394        -      (2,564)        (641)        (570)

Depreciation and amortization                     (1,541)        (308)        (274)       -           -            -            -
FAS 141 Amortization                                  (1)          (0)          (0)       -           -            -            -
Interest expense                                    (236)         (47)         (42)       -           -            -            -
Loan defeasance                                        -            -            -        -           -            -            -
FAS 141 Interest                                       -            -            -        -           -            -            -
Gain (loss) on sale of properties                      -            -            -        -           -            -            -
                                                 -------      -------      -------      ---     -------      -------      -------

Income before minority interest                      414           88           78        -      (2,564)        (641)        (570)

Minority interest - OP                                 -            -            -        -           -            -            -
Minority interest                                   (127)         (25)         (23)       -           -            -            -
                                                 -------      -------      -------      ---     -------      -------      -------

NET INCOME                                       $   287      $    63      $    56      $ -     $(2,564)     $  (641)     $  (570)
                                                 =======      =======      =======      ===     =======      =======      =======
                                                               AKR Pro-                AKR Pro-             AKR Pro-     Total
                                                              rata share              rata share           rata share  AKR Pro-
                                                 Fund II       20.00%      Mervyns II   20.00%  Fund III   19.9005%   rata share
                                                -------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                   $ 3,434      $   687          $ -        $ -      $ 3,614      $   719      $ 2,383
Percentage rents                                      -            -            -          -            -            -            -
Expense reimbursements - CAM                        826          165            -          -            5            1          198
Expense reimbursements - Taxes                      112           22            -          -           11            2           57
Other property income                                22            4            -          -          267           53           58
                                                -------      -------      -------    -------      -------      -------      -------
                                                  4,394          878            -          -        3,897          775        2,696
                                                -------      -------      -------    -------      -------      -------      -------

PROPERTY EXPENSES
Property operating - CAM                            442           88            -          -            5            1          147
Other property operating                          1,126          225            -          -        1,475          294          546
Real estate taxes                                   362           72            -          -          459           91          212
                                                -------      -------      -------    -------      -------      -------      -------
                                                  1,930          385            -          -        1,939          386          905
                                                -------      -------      -------    -------      -------      -------      -------

NET OPERATING INCOME - PROPERTIES (4)             2,464          493            -          -        1,958          389        1,791


OTHER INCOME (EXPENSE)
General and administrative                          (73)         (15)          (8)        (2)         (29)          (6)         (41)
Equity in earnings of unconsolidated properties       -            -            -          -            -            -           (7)
Equity in earnings from RCP investments               -            -       (1,161)      (232)           -            -       (1,442)
Interest income                                      29            6            2          -          337           67           83
Asset and property management income                  -            -            -          -            -            -            -
Promote income - Fund Transactions                    -            -            -          -            -            -            -
Promote income - RCP                                  -            -            -          -            -            -            -
Priority distributions                                -            -            -          -            -            -            -
Promote expense                                       -            -            -          -            -            -            -
Asset and property management expense (2)        (1,277)           -            -          -       (2,281)           -            0
Straight-line rent income                           994          199            -          -           10            2          146
Straight-line rents written off                    (846)        (169)           -          -            -            -         (169)
FAS 141 Rent                                        (65)         (13)           -          -       (3,379)        (672)        (686)
Gain on extinguishment of debt                        -            -            -          -            -            -            -
Impairment of notes receivable                        -            -            -          -            -            -            -
Provision for income taxes                            -            -           (2)         -            -            -            1
Lease termination income                            (16)          (3)           -          -            -            -           (3)
                                                -------      -------      -------    -------      -------      -------      -------

EBIDTA                                            1,210          498       (1,169)      (234)      (3,384)        (220)        (327)

Depreciation and amortization                    (2,166)        (433)           -          -         (918)        (183)      (1,198)
FAS 141 Amortization                                (69)         (14)           -          -           (5)          (1)         (15)
Interest expense                                 (1,427)        (285)           -          -          166           33         (341)
Loan defeasance                                       -            -            -          -            -            -            -
FAS 141 Interest                                      -            -            -          -            -            -            -
Gain (loss) on sale of properties                     -            -            -          -            -            -            -
                                                -------      -------      -------    -------      -------      -------      -------

Income before minority interest                  (2,452)        (234)      (1,169)      (234)      (4,141)        (371)      (1,882)

Minority interest - OP                                -            -            -          -            -            -            -
Minority interest                                   290           58            -          -          252           50           60
                                                -------      -------      -------    -------      -------      -------      -------

NET INCOME                                      $(2,162)     $  (176)     $(1,169)   $  (234)     $(3,889)     $  (321)     $(1,822)
                                                =======      =======      =======    =======      =======      =======      =======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.The remaining $0.3 million of the $7.2 million promote was paid in the three months ended June 30, 2008.

(4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $533 for the fourth quarter ($2,132 x 25%).

               Acadia Realty Trust
               Reporting Supplement
                 December 31, 2008
           Income Statements -Opportunity Funds (1)
               Current Quarter and Year-to-Date
                  (in thousands)

                                                                            Previous Quarter
                                                                                Period
                                                                       ended September 30, 2008

                                                                                        AKR
                                                                                      Brandywine
                                                                 AKR      AKR Pro-    Promote (3)                AKR     AKR Pro-
                                                    Total      Promote   rata share   PAID IN FULL             Promote  rata share
                                                    Fund I      20.00%     22.22%         $ -       Mervyns I  20.00%     22.22%
                                                  ----------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                     $ 2,609      $   522      $   464      $ -         $ -          $ -          $ -
Percentage rents                                        -            -            -        -           -            -            -
Expense reimbursements - CAM                           44            9            8        -           -            -            -
Expense reimbursements - Taxes                         74           15           13        -           -            -            -
Other property income                                   2            0            0        -           -            -            -
                                                  -------      -------      -------      ---     -------      -------      -------
                                                    2,729          546          485        -           -            -            -
                                                  -------      -------      -------      ---     -------      -------      -------

PROPERTY EXPENSES
Property operating - CAM                               88           18           16        -           -            -            -
Other property operating                               32            6            6        -           -            -            -
Real estate taxes                                     106           21           19        -           -            -            -
                                                  -------      -------      -------      ---     -------      -------      -------
                                                      226           45           40        -           -            -            -
                                                  -------      -------      -------      ---     -------      -------      -------

NET OPERATING INCOME - PROPERTIES (4)               2,503          501          445        -           -            -            -


OTHER INCOME (EXPENSE)
General and administrative                           (270)         (54)         (48)       -          (5)          (1)          (1)
Equity in earnings of unconsolidated properties      (136)         (27)         (24)       -           -            -            -
Equity in earnings from RCP investments                 -            -            -        -        (566)        (114)        (100)
Interest income                                        37            7            7        -           1            -            0
Asset and property management income                    -            -            -        -           -            -            -
Promote income - Fund Transactions                      -            -            -                    -            -            -
Promote income - RCP                                    -            -            -        -           -            -            -
Priority distributions                                  -            -            -        -           -            -            -
Promote expense                                        24            -            -        -         114            -            -
Asset and property management expense (2)              (2)          (0)          (0)       -           -            -            -
Straight-line rent income                            (135)         (27)         (24)       -           -            -            -
Straight-line rents written off                         -            -            -        -           -            -            -
FAS 141 Rent                                           (2)          (0)          (0)       -           -            -            -
Gain on extinguishment of debt                          -            -            -        -           -            -            -
Impairment of notes receivable                          -            -            -        -           -            -            -
Provision for income taxes                              -            -            -        -          (1)           1           (0)
Lease termination income                                -            -            -        -           -            -            -
                                                  -------      -------      -------      ---     -------      -------      -------

EBIDTA                                              2,019          399          355        -        (457)        (114)        (101)

Depreciation and amortization                      (1,534)        (307)        (273)       -           -            -            -
FAS 141 Amortization                                   (1)          (0)          (0)       -           -            -            -
Interest expense                                     (260)         (52)         (46)       -           -            -            -
Loan defeasance                                         -            -            -        -           -            -            -
FAS 141 Interest                                        -            -            -        -           -            -            -
Gain (loss) on sale of properties                       -            -            -        -           -            -            -
                                                  -------      -------      -------      ---     -------      -------      -------

Income before minority interest                       224           40           36        -        (457)        (114)        (101)

Minority interest - OP                                  -            -            -        -           -            -            -
Minority interest                                    (141)         (28)         (25)       -           -            -            -
                                                  -------      -------      -------      ---     -------      -------      -------

NET INCOME                                        $    83      $    12      $    10      $ -     $  (457)     $  (114)     $  (101)
                                                  =======      =======      =======      ===     =======      =======      =======
                                                               AKR Pro-                 AKR Pro-            AKR Pro-     Total
                                                              rata share               rata share          rata share   AKR Pro-
                                                    Fund II      20.00%    Mervyns II   20.00%    Fund III  19.9005%   rata share
                                                -----------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $ 2,425     $   485         $ -         $ -     $ 3,620     $   720     $ 2,191
Percentage rents                                         -           -           -           -           -           -           -
Expense reimbursements - CAM                           781         156           -           -           5           1         174
Expense reimbursements - Taxes                          43           9           -           -           1           -          37
Other property income                                   21           4           -           -         260          52          57
                                                   -------     -------     -------     -------     -------     -------     -------
                                                     3,270         654           -           -       3,886         773       2,458
                                                   -------     -------     -------     -------     -------     -------     -------

PROPERTY EXPENSES
Property operating - CAM                               423          85           -           -           3           1         119
Other property operating                             1,091         218           -           -       1,151         229         459
Real estate taxes                                      461          92           -           -         439          87         219
                                                   -------     -------     -------     -------     -------     -------     -------
                                                     1,975         395           -           -       1,593         317         797
                                                   -------     -------     -------     -------     -------     -------     -------

NET OPERATING INCOME - PROPERTIES (4)                1,295         259           -           -       2,293         456       1,661


OTHER INCOME (EXPENSE)
General and administrative                            (340)        (68)       (195)        (39)       (322)        (64)       (275)
Equity in earnings of unconsolidated properties          -           -           -           -           -           -         (51)
Equity in earnings from RCP investments                  -           -       7,338       1,468           -           -       1,253
Interest income                                         45           9           4           1          83          17          41
Asset and property management income                     -           -           -           -           -           -           -
Promote income - Fund Transactions                       -           -           -           -           -           -           -
Promote income - RCP                                     -           -           -           -           -           -           -
Priority distributions                                   -           -           -           -           -           -           -
Promote expense                                          -           -           -           -           -           -           -
Asset and property management expense (2)           (1,257)          -           -           -      (2,060)          -          (1)
Straight-line rent income                            1,614         323           -           -          10           2         274
Straight-line rents written off                          -           -           -           -           -           -           -
FAS 141 Rent                                           (65)        (13)          -           -      (2,911)       (579)       (593)
Gain on extinguishment of debt                           -           -           -           -           -           -           -
Impairment of notes receivable                           -           -           -           -           -           -           -
Provision for income taxes                               -           -           -           -           -           -           0
Lease termination income                            (1,123)       (225)          -           -           -           -        (225)
                                                   -------     -------     -------     -------     -------     -------     -------

EBIDTA                                                 169         285       7,147       1,430      (2,907)       (168)      2,085

Depreciation and amortization                       (1,575)       (315)          -           -        (849)       (169)     (1,063)
FAS 141 Amortization                                   (69)        (14)          -           -          (5)         (1)        (15)
Interest expense                                    (1,353)       (271)          -           -      (1,582)       (315)       (684)
Loan defeasance                                          -           -           -           -           -           -           -
FAS 141 Interest                                         -           -           -           -           -           -           -
Gain (loss) on sale of properties                        -           -           -           -           -           -           -
                                                   -------     -------     -------     -------     -------     -------     -------

Income before minority interest                     (2,828)       (315)      7,147       1,430      (5,343)       (653)        322

Minority interest - OP                                   -           -           -           -           -           -           -
Minority interest                                      121          24           -           -         144          29          (0)
                                                   -------     -------     -------     -------     -------     -------     -------

NET INCOME                                         $(2,707)    $  (291)    $ 7,147     $ 1,430     $(5,199)    $  (624)    $   321
                                                   =======     =======     =======     =======     =======     =======     =======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.The remaining $0.3 million of the $7.2 million promote was paid in the three months ended June 30, 2008.

(4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $544 for the third quarter ($2,177 x 25%).

                Acadia Realty Trust
               Reporting Supplement
                 December 31, 2008
            Income Statements -Opportunity Funds (1)
               Current Quarter and Year-to-Date
                  (in thousands)

                                                                        Previous Quarter
                                                                              Period
                                                                       ended June 30, 2008

                                                                                    AKR
                                                                                  Brandywine
                                                                AKR     AKR Pro-   Promote (3)              AKR      AKR Pro-
                                                  Total       Promote  rata share  PAID IN FULL           Promote    rata share
                                                  Fund I      20.00%    22.22%      $ 324     Mervyns I   20.00%      22.22%
                                                --------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                     $ 2,515    $   503    $   447    $   216        $ -        $ -        $ -
Percentage rents                                        -          -          -          -          -          -          -
Expense reimbursements - CAM                           23          5          4          2          -          -          -
Expense reimbursements - Taxes                         49         10          9          4          -          -          -
Other property income                                   2          0          0          0          -          -          -
                                                  -------    -------    -------    -------    -------    -------    -------
                                                    2,589        518        460        222          -          -          -
                                                  -------    -------    -------    -------    -------    -------    -------

PROPERTY EXPENSES
Property operating - CAM                               89         18         16          8          -          -          -
Other property operating                               33          7          6          3          5          1          1
Real estate taxes                                      98         20         17          8          -          -          -
                                                  -------    -------    -------    -------    -------    -------    -------
                                                      220         44         39         19          5          1          1
                                                  -------    -------    -------    -------    -------    -------    -------

NET OPERATING INCOME - PROPERTIES (4)               2,369        474        421        204         (5)        (1)        (1)


OTHER INCOME (EXPENSE)
General and administrative                            (34)        (7)        (6)        (3)         -          -          -
Equity in earnings of unconsolidated properties     3,416        566        607        293          -          -          -
Equity in earnings from RCP investments                 -          -          -          -        486         96         87
Interest income                                        32          6          6          3          -          -          -
Asset and property management income                    -          -          -          -          -          -          -
Promote income - Fund Transactions                      -        117          -          -          -          -          -
Promote income - RCP                                    -          -          -          -          -          -          -
Priority distributions                                  -          -          -          -          -          -          -
Promote expense                                    (2,074)         -          -          -        (96)         -          -
Asset and property management expense (2)              (2)        (0)        (0)        (0)         -          -          -
Straight-line rent income                             (76)       (15)       (14)        (7)         -          -          -
Straight-line rents written off                         -          -          -          -          -          -          -
FAS 141 Rent                                           (2)        (0)        (0)        (0)         -          -          -
Gain on extinguishment of debt                          -          -          -          -          -          -          -
Impairment of notes receivable                          -          -          -          -          -          -          -
Provision for income taxes                             (5)        (1)        (1)        (0)        (3)         0         (1)
Lease termination income                                -          -          -          -          -          -          -
                                                  -------    -------    -------    -------    -------    -------    -------

EBIDTA                                              3,624      1,140      1,013        490        382         96         85

Depreciation and amortization                      (1,538)      (308)      (273)      (132)         -          -          -
FAS 141 Amortization                                   (1)        (0)        (0)        (0)         -          -          -
Interest expense                                     (262)       (52)       (47)       (23)         -          -          -
Loan defeasance                                         -          -          -          -          -          -          -
FAS 141 Interest                                        -          -          -          -          -          -          -
Gain (loss) on sale of properties                       -          -          -          -          -          -          -
                                                  -------    -------    -------    -------    -------    -------    -------

Income before minority interest                     1,823        779        693        335        382         96         85

Minority interest - OP                                  -          -          -          -          -          -          -
Minority interest                                    (126)       (25)       (22)       (11)         -          -          -
                                                  -------    -------    -------    -------    -------    -------    -------

NET INCOME                                        $ 1,697    $   754    $   670    $   324    $   382    $    96    $    85
                                                  =======    =======    =======    =======    =======    =======    =======
                                                              AKR Pro-                  AKR Pro-              AKR Pro-   Total
                                                             rata share                rata share            rata share  AKR Pro-
                                                  Fund II     20.00%      Mervyns II     20.00%    Fund III   19.9005%   rata share
                                                ------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                     $  2,251    $    450            $ -       $ -    $  2,386    $    475    $  2,091
Percentage rents                                         -           -              -         -           -           -           -
Expense reimbursements - CAM                           240          48              -         -           5           1          60
Expense reimbursements - Taxes                          19           4              -         -           1           -          27
Other property income                                  (15)         (3)             -         -         150          30          28
                                                  --------    --------       --------  --------    --------    --------    --------
                                                     2,495         499              -         -       2,542         506       2,205
                                                  --------    --------       --------  --------    --------    --------    --------

PROPERTY EXPENSES
Property operating - CAM                               424          85              -         -          10           2         128
Other property operating                             1,598         320              5         1         683         136         474
Real estate taxes                                      550         110              -         -         275          55         210
                                                  --------    --------       --------  --------    --------    --------    --------
                                                     2,572         515              5         1         968         193         813
                                                  --------    --------       --------  --------    --------    --------    --------

NET OPERATING INCOME - PROPERTIES (4)                  (77)        (16)            (5)       (1)      1,574         313       1,393


OTHER INCOME (EXPENSE)
General and administrative                            (117)        (23)            (1)        -        (154)        (31)        (70)
Equity in earnings of unconsolidated properties          -           -              -         -           -           -       1,467
Equity in earnings from RCP investments                  -           -            563       113           -           -         296
Interest income                                         18           4              2         -           4           1          20
Asset and property management income                     -           -              -         -           -           -           -
Promote income - Fund Transactions                       -           -              -         -           -           -         117
Promote income - RCP                                     -           -              -         -           -           -           -
Priority distributions                                   -           -              -         -           -           -           -
Promote expense                                          -           -              -         -           -           -           -
Asset and property management expense (2)           (1,217)          -              -         -      (2,002)          -          (1)
Straight-line rent income                            2,020         404              -         -          10           2         371
Straight-line rents written off                          -           -              -         -           -           -           -
FAS 141 Rent                                           (65)        (13)             -         -          23           5          (9)
Gain on extinguishment of debt                           -           -              -         -           -           -           -
Impairment of notes receivable                           -           -              -         -           -           -           -
Provision for income taxes                              18           4             (4)       (1)          -           -           0
Lease termination income                            24,500       4,900              -         -           -           -       4,900
                                                  --------    --------       --------  --------    --------    --------    --------

EBIDTA                                              25,080       5,260            555       111        (545)        290       8,484

Depreciation and amortization                         (888)       (178)             -         -        (643)       (128)     (1,019)
FAS 141 Amortization                                   (69)        (14)             -         -          (5)         (1)        (15)
Interest expense                                    (1,112)       (222)             -         -      (1,195)       (238)       (581)
Loan defeasance                                          -           -              -         -           -           -           -
FAS 141 Interest                                         -           -              -         -           -           -           -
Gain (loss) on sale of properties                        -           -              -         -           -           -           -
                                                  --------    --------       --------  --------    --------    --------    --------

Income before minority interest                     23,011       4,846            555       111      (2,388)        (77)      6,868

Minority interest - OP                                   -           -              -         -           -           -           -
Minority interest                                   (1,831)       (366)(6)          -         -           1           -        (424)
                                                  --------    --------       --------  --------    --------    --------    --------

NET INCOME                                        $ 21,180    $  4,480       $    555  $    111    $ (2,387)   $    (77)   $  6,443
                                                  ========    ========       ========  ========    ========    ========    ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.The remaining $0.3 million of the $7.2 million promote was paid in the three months ended June 30, 2008.

(4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $516 for the second quarter ($2,063 x 25%).

(5)  Includes a $3,307 gain related to the sale of the Haygood Shopping Center.

(6)  Reflects  the  minority   interest's   share  of  the  $4.9  million  lease
     termination income.

                Acadia Realty Trust
               Reporting Supplement
                 December 31, 2008
         Income Statements -Opportunity Funds (1)
            Current Quarter and Year-to-Date
                  (in thousands)

                                                                         Previous Quarter
                                                                             Period
                                                                       ended March 31, 2008

                                                              AKR      AKR Pro-      AKR                  AKR      AKR Pro-
                                                   Total    Promote   rata share  Brandywine             Promote  rata share
                                                  Fund I     20.00%     22.22%    Promote (3) Mervyns I  20.00%    22.22%
                                                 ----------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                     $ 2,571    $   514    $   457    $   906        $ -        $ -       $ -
Percentage rents                                        -          -          -          -          -          -         -
Expense reimbursements - CAM                           62         12         11         22          -          -         -
Expense reimbursements - Taxes                         65         13         12         23          -          -         -
Other property income                                  93         19         17         33          -          -         -
                                                  -------    -------    -------    -------    -------    -------   -------
                                                    2,791        558        496        984          -          -         -
                                                  -------    -------    -------    -------    -------    -------   -------

PROPERTY EXPENSES
Property operating - CAM                              131         26         23         46          -          -         -
Other property operating                               46          9          8         16          -          -         -
Real estate taxes                                      96         19         17         34          -          -         -
                                                  -------    -------    -------    -------    -------    -------   -------
                                                      273         55         49         96          -          -         -
                                                  -------    -------    -------    -------    -------    -------   -------

NET OPERATING INCOME - PROPERTIES (4)               2,518        504        448        888          -          -         -


OTHER INCOME (EXPENSE)
General and administrative                            (24)        (5)        (4)        (8)         -          -         -
Equity in earnings of unconsolidated properties        17          3          3          6          -          -         -
Equity in earnings from RCP investments                 -          -          -          -      5,958      1,192     1,059
Interest income                                        98         20         17         35          3          -         1
Asset and property management income                    -          -          -          -          -          -         -
Promote income - Fund Transactions                      -          -          -          -          -          -         -
Promote income - RCP                                    -          -          -          -          -          -         -
Priority distributions                                  -          -          -          -          -          -         -
Promote expense                                       (57)         -          -          -     (1,192)         -         -
Asset and property management expense (2)              (2)        (0)        (0)        (1)         -          -         -
Straight-line rent income                             (82)       (16)       (15)       (29)         -          -         -
Straight-line rents written off                         -          -          -          -          -          -         -
FAS 141 Rent                                          (20)        (4)        (4)        (7)         -          -         -
Gain on extinguishment of debt                          -          -          -          -          -          -         -
Impairment of notes receivable                          -          -          -          -          -          -         -
Provision for income taxes                            (12)        (2)        (2)        (4)         -          -         -
Lease termination income                                -          -          -          -          -          -         -
                                                  -------    -------    -------    -------    -------    -------   -------

EBIDTA                                              2,436        499        443        880      4,769      1,192     1,060

Depreciation and amortization (3)                  (1,546)      (309)      (275)      (545)         -          -         -
FAS 141 Amortization                                   (6)        (1)        (1)        (2)         -          -         -
Interest expense                                     (287)       (57)       (51)      (101)         -          -         -
Loan defeasance                                         -          -          -          -          -          -         -
FAS 141 Interest                                        -          -          -          -          -          -         -
Gain (loss) on sale of properties                       -          -          -          -          -          -         -
                                                  -------    -------    -------    -------    -------    -------   -------

Income before minority interest                       597        131        116        232      4,769      1,192     1,060

Minority interest - OP                                  -          -          -          -          -          -         -
Minority interest                                    (153)       (31)       (27)       (54)         -          -         -
                                                  -------    -------    -------    -------    -------    -------   -------

NET INCOME                                        $   444    $   100    $    89    $   178    $ 4,769    $ 1,192   $ 1,060
                                                  =======    =======    =======    =======    =======    =======   =======
                                                -------------------------------------------------------------------------
                                                          AKR Pro-               AKR Pro-            AKR Pro-    Total
                                                          rata share            rata share          rata share   AKR Pro-
                                                Fund II    20.00%    Mervyns II   20.00%   Fund III   19.9005%  rata share
                                                --------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                   $ 2,350    $   470        $ -       $ -   $ 1,256    $   250    $ 2,597
Percentage rents                                      -          -          -         -         -          -          -
Expense reimbursements - CAM                        106         21          -         -         5          1         67
Expense reimbursements - Taxes                        7          1          -         -         1          -         49
Other property income                                 9          2          -         -        93         19         89
                                                -------    -------    -------   -------   -------    -------    -------
                                                  2,472        494          -         -     1,355        270      2,802
                                                -------    -------    -------   -------   -------    -------    -------

PROPERTY EXPENSES
Property operating - CAM                            505        101          -         -        12          2        198
Other property operating                            385         77          -         -       356         71        181
Real estate taxes                                   240         48          -         -       142         28        146
                                                -------    -------    -------   -------   -------    -------    -------
                                                  1,130        226          -         -       510        101        526
                                                -------    -------    -------   -------   -------    -------    -------

NET OPERATING INCOME - PROPERTIES (4)             1,342        268          -         -       845        169      2,276


OTHER INCOME (EXPENSE)
General and administrative                          (35)        (7)         -         -      (404)       (80)      (104)
Equity in earnings of unconsolidated properties    (147)       (29)         -         -         -          -        (17)
Equity in earnings from RCP investments               -          -      7,368     1,474         -          -      3,725
Interest income                                      77         15         69        14       262         52        154
Asset and property management income                  -          -          -         -         -          -          -
Promote income - Fund Transactions                    -          -          -         -         -          -          -
Promote income - RCP                                  -          -          -         -         -          -          -
Priority distributions                                -          -          -         -         -          -          -
Promote expense                                       -          -          -         -         -          -          -
Asset and property management expense (2)        (1,232)         -          -         -    (1,969)         -         (2)
Straight-line rent income                           108         22          -         -        10          2        (36)
Straight-line rents written off                       -          -          -         -         -          -          -
FAS 141 Rent                                        (65)       (13)         -         -        18          4        (24)
Gain on extinguishment of debt                        -          -          -         -         -          -          -
Impairment of notes receivable                        -          -          -         -         -          -          -
Provision for income taxes                           (1)         -          -         -        (1)         -         (9)
Lease termination income                              -          -          -         -         -          -          -
                                                -------    -------    -------   -------   -------    -------    -------

EBIDTA                                               47        256      7,437     1,488    (1,239)       147      5,964

Depreciation and amortization (3)                  (718)      (144)         -         -      (341)       (68)    (1,341)
FAS 141 Amortization                                (69)       (14)         -         -         -          -        (18)
Interest expense                                   (895)      (179)         -         -      (662)      (132)      (520)
Loan defeasance                                       -          -          -         -         -          -          -
FAS 141 Interest                                      -          -          -         -         -          -          -
Gain (loss) on sale of properties                     -          -          -         -         -          -          -
                                                -------    -------    -------   -------   -------    -------    -------

Income before minority interest                  (1,635)       (81)     7,437     1,488    (2,242)       (53)     4,084

Minority interest - OP                                -          -          -         -         -          -          -
Minority interest                                    83         17          -         -        (3)        (1)       (96)
                                                -------    -------    -------   -------   -------    -------    -------

NET INCOME                                      $(1,552)   $   (64)   $ 7,437   $ 1,488   $(2,245)   $   (54)   $ 3,989
                                                =======    =======    =======   =======   =======    =======    =======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

(3) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the investors received all of their Fund capital and preferred return. Accordingly, the Company is now entitled to a promote distribution on all future Fund I income and distributions. In addition, the Company is entitled to a promote payment of $7.2 million for the Brandywine transaction to be paid from the investors share of future Fund I earnings.

(4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $532 for the first quarter ($2,127 x 25%).

                     Acadia Realty Trust
                    Reporting Supplement
                      December 31, 2008
                   Income Statements - Joint Ventures (1)
              Current Quarter and Year-to-Date
              --------------------------------
                       (in thousands)

                                                                        Year-to-Date

                                                                           Year
                                                                     Ended December 31,
                                                                          2008
                                                  ------------------------------------------------------------------
                                                                Joint Ventures - Core Retail
                                                  ------------------------------------------------------------------

                                                                AKR Pro-                     AKR Pro-       Total
                                                                rata share                   rata share     AKR Pro-
                                                   Brandywine    22.22%        Crossroads     49.00%       rata share
                                                  --------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                       $ 16,076      $  3,574      $  5,616      $  2,753      $  6,331
Percentage rents                                         245            54            19             9            63
Expense reimbursements - CAM                           2,158           480           889           436           916
Expense reimbursements - Taxes                         1,000           222         1,152           565           787
Other property income                                     59            13            43            20            33
                                                    --------      --------      --------      --------      --------
                                                      19,538         4,343         7,719         3,783         8,130
                                                    --------      --------      --------      --------      --------

PROPERTY EXPENSES
Property operating - CAM                               2,969           660           960           471         1,131
Other property operating                               1,166           260           573           281           541
Real estate taxes                                      1,141           254         1,253           614           868
                                                    --------      --------      --------      --------      --------
                                                       5,276         1,174         2,786         1,366         2,540
                                                    --------      --------      --------      --------      --------

NET OPERATING INCOME - PROPERTIES                     14,262         3,169         4,933         2,417         5,590


OTHER INCOME (EXPENSE)                                     -             -             -             -             -
General and administrative                                 -             -             -             -             -

Equity in earnings of unconsolidated properties            -             -             -             -             -
Equity in earnings from RCP investments                    -             -             -             -             -
Interest income                                           45             9            27            13            22
Asset and property management income                       -             -             -             -             -
Promote income                                             -             -             -             -             -
Priority distributions                                     -             -             -             -             -
Promote expense                                            -             -             -             -             -
Asset and property management expense (2)               (977)            -             -             -             -
Straight-line rent income                                628           138           146            73           211
Straight-line rents written off                         (849)         (189)         (330)         (161)         (350)
FAS 141 Rent                                             626           138             -             -           138
Gain on extinguishment of debt                             -             -             -             -             -
Impairment of notes receivable                             -             -             -             -             -
Provision for income taxes                                 -             -             -             -             -
Lease termination income                                   -             -             3             1             1
                                                    --------      --------      --------      --------      --------

EBIDTA                                                13,735         3,265         4,779         2,343         5,612

Depreciation and amortization (2)                     (4,318)         (960)         (651)         (712)       (1,672)
FAS 141 Amortization                                       -             -             -             -             -
Interest expense                                     (10,130)       (2,080)       (3,461)       (1,695)       (3,775)
Loan defeasance                                            -             -             -             -             -
FAS 141 Interest                                           -             -             -             -             -
Gain (loss) on sale of properties                          -             -             -             -             -
                                                    --------      --------      --------      --------      --------

Income before minority interest                         (713)          225           667           (64)          165

Minority interest - OP                                     -             -             -             -             -
Minority interest                                          -             -             -             -             -
                                                    --------      --------      --------      --------      --------

NET INCOME                                          $   (713)     $    225      $    667      $    (64)     $    165
                                                    ========      ========      ========      ========      ========
                                                    -----------------------------------------------------------------------

                                                                          Current Quarter

                                                                             3 months
                                                                         Ended December 31,
                                                                                2008
                                                    -----------------------------------------------------------------------
                                                                   Joint Ventures - Core Retail
                                                    -----------------------------------------------------------------------
                                                                       AKR Pro-                  AKR Pro-      Total
                                                                      rata share                rata share    AKR Pro-
                                                    Brandywine JV      22.22%      Crossroads     49.00%     rata share
                                                   ------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                         $  4,071      $    905      $  1,493      $    732      $  1,638
Percentage rents                                           100            22             -             -            22
Expense reimbursements - CAM                               569           126           389           191           317
Expense reimbursements - Taxes                             249            55           (51)          (25)           30
Other property income                                        4             1            23            11            12
                                                      --------      --------      --------      --------      --------
                                                         4,993         1,109         1,854           909         2,019
                                                      --------      --------      --------      --------      --------

PROPERTY EXPENSES
Property operating - CAM                                   852           189           423           207           396
Other property operating                                   237            53           224           110           163
Real estate taxes                                          293            65          (174)          (85)          (20)
                                                      --------      --------      --------      --------      --------
                                                         1,382           307           473           232           539
                                                      --------      --------      --------      --------      --------

NET OPERATING INCOME - PROPERTIES                        3,611           802         1,381           677         1,480


OTHER INCOME (EXPENSE)
General and administrative                                   -             -             -             -             -

Equity in earnings of unconsolidated properties              -             -             -             -             -
Equity in earnings from RCP investments                      -             -             -             -             -
Interest income                                              5             1             6             3             4
Asset and property management income                         -             -             -             -             -
Promote income                                               -             -             -             -             -
Priority distributions                                       -             -             -             -             -
Promote expense                                              -             -             -             -             -
Asset and property management expense (2)                 (236)            -             -             -             -
Straight-line rent income                                   56            12            40            20            32
Straight-line rents written off                           (735)         (163)         (225)         (110)         (273)
FAS 141 Rent                                               157            35             -             -            35
Gain on extinguishment of debt                               -             -             -             -             -
Impairment of notes receivable                               -             -             -             -             -
Provision for income taxes                                   -             -             -             -             -
Lease termination income                                     -             -             3             1             1
                                                      --------      --------      --------      --------      --------

EBIDTA                                                   2,858           687         1,205           591         1,279

Depreciation and amortization (2)                         (917)         (204)         (128)         (161)         (365)
FAS 141 Amortization                                         -             -             -             -             -
Interest expense                                        (2,546)         (523)         (860)         (421)         (944)
Loan defeasance                                              -             -             -             -             -
FAS 141 Interest                                             -             -             -             -             -
Gain (loss) on sale of properties                            -             -             -             -             -
                                                      --------      --------      --------      --------      --------

Income before minority interest                           (605)          (40)          217             9           (30)

Minority interest - OP                                       -             -             -             -             -
Minority interest                                            -             -             -             -             -
                                                      --------      --------      --------      --------      --------

NET INCOME                                            $   (605)     $    (40)     $    217      $      9      $    (30)
                                                      ========      ========      ========      ========      ========

(1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

                  Acadia Realty Trust
                 Reporting Supplement
                   December 31, 2008
                 Income Statements - Joint Ventures (1)
           Current Quarter and Year-to-Date
                    (in thousands)

                                                ------------------------------------------------------------------

                                                                         Previous Quarter

                                                                              3 months
                                                                         Ended September 30,
                                                                               2008
                                                ------------------------------------------------------------------
                                                                    Joint Ventures - Core Retail
                                                ------------------------------------------------------------------

                                                                 AKR Pro-                 AKR Pro-      Total
                                                                rata share              rata share     AKR Pro-
                                                 Brandywine JV    22.22%    Crossroads     49.00%     rata share
                                                ------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                       $ 4,021      $   893      $ 1,339      $   656      $ 1,550
Percentage rents                                         13            3           19            9           12
Expense reimbursements - CAM                            511          114          147           72          186
Expense reimbursements - Taxes                          261           58          397          195          253
Other property income                                     -            -            -            -            -
                                                    -------      -------      -------      -------      -------
                                                      4,806        1,068        1,902          932        2,001
                                                    -------      -------      -------      -------      -------

PROPERTY EXPENSES
Property operating - CAM                                779          173          169           83          256
Other property operating                                314           70          120           59          129
Real estate taxes                                       293           65          478          234          299
                                                    -------      -------      -------      -------      -------
                                                      1,386          308          767          376          684
                                                    -------      -------      -------      -------      -------

NET OPERATING INCOME - PROPERTIES                     3,420          760        1,135          556        1,317


OTHER INCOME (EXPENSE)
General and administrative                                -            -            -            -            -
Equity in earnings of unconsolidated properties           -            -            -            -            -
Equity in earnings from RCP investments                   -            -            -            -            -
Interest income                                           6            1            6            3            4
Asset and property management income                      -            -            -            -            -
Promote income                                            -            -            -            -            -
Priority distributions                                    -            -            -            -            -
Promote expense                                           -            -            -            -            -
Asset and property management expense (2)              (240)           -            -            -            -
Straight-line rent income                               231           51          138           68          119
Straight-line rents written off                         (70)         (16)           -            -          (16)
FAS 141 Rent                                            159           35            -            -           35
Gain on extinguishment of debt                            -            -            -            -            -
Impairment of notes receivable                            -            -            -            -            -
Provision for income taxes                                -            -            -            -            -
Swap termination income                                   -            -            -            -            -
                                                    -------      -------      -------      -------      -------

EBIDTA                                                3,506          831        1,279          627        1,459

Depreciation and amortization (2)                    (1,273)        (283)        (116)        (155)        (438)
FAS 141 Amortization                                      -            -            -            -            -
Interest expense                                     (2,546)        (523)        (872)        (427)        (950)
Loan defeasance                                           -            -            -            -            -
FAS 141 Interest                                          -            -            -            -            -
Gain (loss) on sale of properties                         -            -            -            -            -
                                                    -------      -------      -------      -------      -------

Income before minority interest                        (313)          25          291           45           71

Minority interest - OP                                    -            -            -            -            -
Minority interest                                         -            -            -            -            -
                                                    -------      -------      -------      -------      -------

NET INCOME                                          $  (313)     $    25      $   291      $    45      $    71
                                                    =======      =======      =======      =======      =======
                                                  ---------------------------------------------------------------

                                                                          Previous Quarter

                                                                              3 months
                                                                           Ended June 30,
                                                                               2008
                                                  ---------------------------------------------------------------
                                                                     Joint Ventures - Core Retail
                                                  ---------------------------------------------------------------


                                                                   AKR Pro-               AKR Pro-     Total
                                                                 rata share              rata share    AKR Pro-
                                                   Brandywine JV    22.22%   Crossroads    49.00%     rata share
                                                   --------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $ 3,941      $   876      $ 1,336      $   655      $ 1,532
Percentage rents                                        19            4            -            -            4
Expense reimbursements - CAM                           421           94          134           66          160
Expense reimbursements - Taxes                         242           54          426          209          263
Other property income                                    -            -            3            1            1
                                                   -------      -------      -------      -------      -------
                                                     4,623        1,028        1,899          931        1,960
                                                   -------      -------      -------      -------      -------

PROPERTY EXPENSES
Property operating - CAM                               574          128          146           72          200
Other property operating                               224           50          213          104          154
Real estate taxes                                      278           62          494          242          304
                                                   -------      -------      -------      -------      -------
                                                     1,076          240          853          418          658
                                                   -------      -------      -------      -------      -------

NET OPERATING INCOME - PROPERTIES                    3,547          788        1,046          513        1,302


OTHER INCOME (EXPENSE)
General and administrative                               -            -            -            -            -
Equity in earnings of unconsolidated properties          -            -            -            -            -
Equity in earnings from RCP investments                  -            -            -            -            -
Interest income                                         11            2            6            3            5
Asset and property management income                     -            -            -            -            -
Promote income                                           -            -            -            -            -
Priority distributions                                   -            -            -            -            -
Promote expense                                          -            -            -            -            -
Asset and property management expense (2)             (246)           -            -            -            -
Straight-line rent income                              195           43          (21)         (10)          33
Straight-line rents written off                          -            -            -            -            -
FAS 141 Rent                                           155           34            -            -           34
Gain on extinguishment of debt                           -            -            -            -            -
Impairment of notes receivable                           -            -            -            -            -
Provision for income taxes                               -            -            -            -            -
Swap termination income                                  -            -            -            -            -
                                                   -------      -------      -------      -------      -------

EBIDTA                                               3,662          867        1,031          506        1,374

Depreciation and amortization (2)                     (978)        (217)        (136)        (165)        (382)
FAS 141 Amortization                                     -            -            -            -            -
Interest expense                                    (2,519)        (517)        (863)        (423)        (940)
Loan defeasance                                          -            -            -            -            -
FAS 141 Interest                                         -            -            -            -            -
Gain (loss) on sale of properties                        -            -            -            -            -
                                                   -------      -------      -------      -------      -------

Income before minority interest                        165          133           32          (82)          52

Minority interest - OP                                   -            -            -            -            -
Minority interest                                        -            -            -            -            -
                                                   -------      -------      -------      -------      -------

NET INCOME                                         $   165      $   133      $    32      $   (82)     $    52
                                                   =======      =======      =======      =======      =======
                                                 ---------------------------------------------------------------------
                                                                        Previous Quarter

                                                                           3 months
                                                                        Ended March 31,
                                                                             2008
                                                 ---------------------------------------------------------------------
                                                                   Joint Ventures - Core Retail
                                                 ---------------------------------------------------------------------

                                                                 AKR Pro-                AKR Pro-      Total
                                                                rata share              rata share    AKR Pro-
                                                Brandywine JV    22.22%    Crossroads     49.00%    rata share
                                                ----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                      $ 4,043      $   900      $ 1,448      $   710      $ 1,611
Percentage rents                                       113           25            -            -           25
Expense reimbursements - CAM                           657          146          219          107          253
Expense reimbursements - Taxes                         248           55          380          186          241
Other property income                                   55           12           17            8           20
                                                   -------      -------      -------      -------      -------
                                                     5,116        1,138        2,064        1,011        2,150
                                                   -------      -------      -------      -------      -------

PROPERTY EXPENSES
Property operating - CAM                               764          170          222          109          279
Other property operating                               391           87           16            8           95
Real estate taxes                                      277           62          455          223          285
                                                   -------      -------      -------      -------      -------
                                                     1,432          319          693          340          659
                                                   -------      -------      -------      -------      -------

NET OPERATING INCOME - PROPERTIES                    3,684          819        1,371          671        1,491


OTHER INCOME (EXPENSE)
General and administrative                               -            -            -            -            -
Equity in earnings of unconsolidated properties          -            -            -            -            -
Equity in earnings from RCP investments                  -            -            -            -            -
Interest income                                         23            5            9            4            9
Asset and property management income                     -            -            -            -            -
Promote income                                           -            -            -            -            -
Priority distributions                                   -            -            -            -            -
Promote expense                                          -            -            -            -            -
Asset and property management expense (2)             (255)           -            -            -            -
Straight-line rent income                              146           32          (11)          (5)          27
Straight-line rents written off                        (44)         (10)        (105)         (51)         (61)
FAS 141 Rent                                           155           34            -            -           34
Gain on extinguishment of debt                           -            -            -            -            -
Impairment of notes receivable                           -            -            -            -            -
Provision for income taxes                               -            -            -            -            -
Swap termination income                                  -            -            -            -            -
                                                   -------      -------      -------      -------      -------

EBIDTA                                               3,709          880        1,264          619        1,500

Depreciation and amortization (2)                   (1,150)        (256)        (271)        (231)        (487)
FAS 141 Amortization                                     -            -            -            -            -
Interest expense                                    (2,519)        (517)        (866)        (424)        (941)
Loan defeasance                                          -            -            -            -            -
FAS 141 Interest                                         -            -            -            -            -
Gain (loss) on sale of properties                        -            -            -            -            -
                                                   -------      -------      -------      -------      -------

Income before minority interest                         40          107          127          (36)          72

Minority interest - OP                                   -            -            -            -            -
Minority interest                                        -            -            -            -            -
                                                   -------      -------      -------      -------      -------

NET INCOME                                         $    40      $   107      $   127      $   (36)     $    72
                                                   =======      =======      =======      =======      =======


(1) The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

            Acadia Realty Trust
           Reporting Supplement
             December 31, 2008

Income Statements - Current v. Prior Year (1)
-----------------------------------------
                    (in thousands)

                                                          ----------------------------------------------------------------
                                                                                Current Quarter

                                                                                    3 months
                                                                               ended December 31,
                                                                                      2008
                                                          ----------------------------------------------------------------
                                                                          Core
                                                                         Retail                   Residential
                                                             Core     Discontinued  Opportunity   Discontinued
                                                            Retail     Operations      Funds       Operations       Total
                                                          ----------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                              $ 14,379           $ -     $  2,383      $      9      $ 16,771
Percentage rents                                                265             -            -             -           265
Expense reimbursements - CAM                                  1,912             -          198             -         2,110
Expense reimbursements - Taxes                                2,024             -           57             -         2,081
Other property income                                            25             -           58             -            83
                                                           --------      --------     --------      --------      --------
                                                             18,605             -        2,696             9        21,310
                                                           --------      --------     --------      --------      --------

PROPERTY EXPENSES
Property operating - CAM                                      2,780             -          147             -         2,927
Other property operating                                        798             -          546            (5)        1,339
Real estate taxes                                             2,114             -          212             -         2,326
                                                           --------      --------     --------      --------      --------
                                                              5,692             -          905            (5)        6,592
                                                           --------      --------     --------      --------      --------

NET OPERATING INCOME - PROPERTIES                            12,913             -        1,791            14        14,718


OTHER INCOME (EXPENSE)
General and administrative                                   (6,056)            -          (41)            -        (6,097)
Equity in earnings of Fund I unconsolidated properties            -             -           (7)            -            (7)
Equity in earnings from RCP investments                           -             -         (801)            -          (801)
Interest income                                               4,761             -           83             -         4,844
Fee income                                                    4,395             -            -             -         4,395
Promote income - Fund capital transactions                        -             -            -             -             -
Promote income - RCP                                              -             -         (641)            -          (641)
Priority distributions                                          112             -            -             -           112
Promote expense                                                   -             -            -             -             -
Property management expense                                     (32)            -            0             -           (32)
Straight-line rent income                                       382             -          146             -           528
Straight-line rents written off                              (1,709)            -         (169)            -        (1,878)
FAS 141 Rent                                                     73             -         (686)            -          (613)
Gain on extinguishment of debt                                1,958             -            -             -         1,958
Impairment of notes receivable                               (4,392)            -            -             -        (4,392)
Provision for income taxes                                     (969)            -            1             -          (968)
Lease termination income                                          7             -           (3)            -             4
                                                           --------      --------     --------      --------      --------

EBIDTA                                                       11,443             -         (327)           14        11,130

Depreciation and amortization                                (7,929)            -       (1,198)            -        (9,127)
FAS 141 Amortization                                           (214)            -          (15)            -          (229)
Interest expense                                             (5,689)            -         (341)            -        (6,030)
Loan defeasance                                                   -             -            -             -             -
FAS 141 Interest                                                  9             -            -             -             9
Gain (loss) on sale of properties                                 -             -            -             -             -
                                                           --------      --------     --------      --------      --------

Income before minority interest                              (2,380)            -       (1,882)           14        (4,248)

Minority interest - OP                                           97             -            -             -            97
Minority interest                                                (2)            -           60             -            58
                                                           --------      --------     --------      --------      --------

NET INCOME                                                 $ (2,285)          $ -     $ (1,822)     $     14      $ (4,093)
                                                           ========      ========     ========      ========      ========
                                                   --------------------------------------------------------------------------------

                                                                                Prior Year Quarter

                                                                                    3 months
                                                                                ended December 31,
                                                                                      2007
                                                   --------------------------------------------------------------------------------
                                                                    Core                     Opportunity
                                                                   Retail                       Funds      Residential
                                                      Core       Discontinued  Opportunity   Discontinued  Discontinued
                                                     Retail       Operations      Funds      Operations    Operations       Total
                                                   --------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                          $ 14,328           $ -      $  2,771      $    259      $  1,785    $ 19,143
Percentage rents                                            232             -             -             -             -         232
Expense reimbursements - CAM                              1,824             -           116            35             -       1,975
Expense reimbursements - Taxes                            2,118             -            75            36             -       2,229
Other property income                                       366             -           (22)           (9)          140         475
                                                       --------      --------      --------      --------      --------    --------
                                                         18,868             -         2,940           321         1,925      24,054
                                                       --------      --------      --------      --------      --------    --------

PROPERTY EXPENSES
Property operating - CAM                                  2,765             -           217            43             -       3,025
Other property operating                                    985             -           115            14         1,116       2,230
Real estate taxes                                         2,400             -           142            48           100       2,690
                                                       --------      --------      --------      --------      --------    --------
                                                          6,150             -           474           105         1,216       7,945
                                                       --------      --------      --------      --------      --------    --------

NET OPERATING INCOME - PROPERTIES                        12,718             -         2,466           216           709      16,109


OTHER INCOME (EXPENSE)
General and administrative                               (7,440)            -           (65)            -             -      (7,505)
Equity in earnings of Fund I unconsolidated properties        -             -           204             -             -         204
Equity in earnings from RCP investments                       -             -           295             -             -         295
Interest income                                           2,502             -            98             -             3       2,603
Fee income                                                5,414             -             -             -             -       5,414
Promote income - Fund capital transactions                    -             -             -             -             -           -
Promote income - RCP                                          -             -             -             -             -           -
Priority distributions                                        -             -             -             -             -           -
Promote expense                                               -             -             -             -             -           -
Property management expense                                 (32)            -            (2)           (4)          (37)        (75)
Straight-line rent income                                   409             -           346             6             -         761
Straight-line rents written off                             (10)            -             -             -             -         (10)
FAS 141 Rent                                               (215)            -           (14)            -             -        (229)
Gain on extinguishment of debt                                -             -             -             -             -           -
Impairment of notes receivable                                -             -             -             -             -           -
Provision for income taxes                                  (13)            -           (20)            -             -         (33)
Lease termination income                                      -             -             -             -             -           -
                                                       --------      --------      --------      --------      --------    --------

EBIDTA                                                   13,333             -         3,308           218           675      17,534

Depreciation and amortization                            (5,553)            -        (1,744)            -          (155)     (7,452)
FAS 141 Amortization                                       (144)          (16)            -             -          (160)       (942)
Interest expense                                         (5,295)            -          (719)         (109)            -      (6,123)
Loan defeasance                                               -             -             -             -             -
FAS 141 Interest                                             20                           -             -             -          20
Gain (loss) on sale of properties                             -             -             -         7,515        (2,003)      5,512
                                                       --------      --------      --------      --------      --------    --------

Income before minority interest                           2,361             -           829         7,624        (1,483)      9,331

Minority interest - OP                                      (57)            -           (19)         (150)           29        (197)
Minority interest                                           (12)            -           (95)            -             -        (107)
                                                       --------      --------      --------      --------      --------    --------

NET INCOME                                             $  2,292           $ -      $    715      $  7,474      $ (1,454)   $  9,027
                                                       --------      --------      --------      --------      --------    ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                                                        -----------------------------------------------------------------

                                                                            Current Year-to-Date

                                                                                   Period
                                                                              ended December 31,
                                                                                    2008
                                                        -----------------------------------------------------------------
                                                                       Core
                                                                      Retail                     Residential
                                                          Core     Discontinued   Opportunity    Discontinued
                                                         Retail     Operations       Funds        Operations      Total
                                                        -----------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                           $ 56,713           $ -      $  9,262      $  1,212      $ 67,187
Percentage rents                                             660             -             -             -           660
Expense reimbursements - CAM                               7,371             -           499             -         7,870
Expense reimbursements - Taxes                             8,527             -           169             -         8,696
Other property income                                        272             -           232           109           613
                                                        --------      --------      --------      --------      --------
                                                          73,543             -        10,162         1,321        85,026
                                                        --------      --------      --------      --------      --------

PROPERTY EXPENSES
Property operating - CAM                                   9,492             -           593             -        10,085
Other property operating                                   2,767             -         1,660           626         5,053
Real estate taxes                                          9,836             -           788            65        10,689
                                                        --------      --------      --------      --------      --------
                                                          22,095             -         3,042           691        25,828
                                                        --------      --------      --------      --------      --------

NET OPERATING INCOME - PROPERTIES                         51,448             -         7,120           630        59,198


OTHER INCOME (EXPENSE)
General and administrative                               (25,894)            -          (490)            -       (26,384)
Equity in earnings of Fund I unconsolidated properties        21             -         1,392             -         1,413
Equity in earnings from RCP investments                        -             -         3,300             -         3,300
Interest income                                           13,425             -           298            11        13,734
Fee income                                                20,316             -             -             -        20,316
Promote income - Fund capital transactions                 1,044             -           117             -         1,161
Promote income - RCP                                           -             -           532             -           532
Priority distributions                                       476             -             -             -           476
Promote expense                                                -             -             -             -             -
Property management expense                                 (128)            -            (3)          (23)         (154)
Straight-line rent income                                    899             -           755             -         1,654
Straight-line rents written off                           (1,821)            -          (169)            -        (1,990)
FAS 141 Rent                                                (186)            -        (1,311)            -        (1,497)
Gain on extinguishment of debt                             1,958             -             -             -         1,958
Impairment of notes receivable                            (4,392)            -             -             -        (4,392)
Provision for income taxes                                (3,351)            -            (7)            -        (3,358)
Lease termination income                                     144             -         4,672             -         4,816
                                                        --------      --------      --------      --------      --------

EBIDTA                                                    53,959             -        16,205           618        70,782

Depreciation and amortization                            (21,133)            -        (4,622)            -       (25,755)
FAS 141 Amortization                                           -           (64)            -        (1,006)         (528)
Interest expense                                         (22,139)            -        (2,127)            -       (24,266)
Loan defeasance                                                -             -             -             -             -
FAS 141 Interest                                             783             -             -             -           783
Gain (loss) on sale of properties                            763             -             -         7,182         7,945
                                                        --------      --------      --------      --------      --------

Income before minority interest                           11,291             -         9,392         7,800        28,482

Minority interest - OP                                      (398)            -             -          (152)         (550)
Minority interest                                             76             -          (460)            -          (384)
                                                        --------      --------      --------      --------      --------

NET INCOME                                              $ 10,969           $ -      $  8,931      $  7,648      $ 27,548
                                                        ========      ========      ========      ========      ========
                                                -----------------------------------------------------------------------------------

                                                                             Prior Year-to-Date

                                                                                  Period
                                                                            ended December 31,
                                                                                   2007
                                                       -----------------------------------------------------------------------------
                                                                       Core                    Opportunity
                                                                      Retail                      Funds        Residential
                                                         Core      Discontinued  Opportunity  Discontinued    Discontinued
                                                        Retail      Operations      Funds      Operations      Operations    Total
                                                       -----------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                                          $ 54,578         $ -      $ 10,937      $  1,812      $  7,059      $ 74,386
Percentage rents                                            739           -             3             -             -           742
Expense reimbursements - CAM                              6,180           -           354           212             -         6,746
Expense reimbursements - Taxes                            8,209           -           150           247             -         8,606
Other property income                                       661           -            16            10           600         1,287
                                                       --------    --------      --------      --------      --------      --------
                                                         70,367           -        11,460         2,281         7,659        91,767
                                                       --------    --------      --------      --------      --------      --------

PROPERTY EXPENSES
Property operating - CAM                                  9,417           -           692           286             -        10,395
Other property operating                                  2,500           -           479           (27)        4,384         7,336
Real estate taxes                                         9,249           -           415           269           372        10,305
                                                       --------    --------      --------      --------      --------      --------
                                                         21,166           -         1,586           528         4,756        28,036
                                                       --------    --------      --------      --------      --------      --------

NET OPERATING INCOME - PROPERTIES                        49,201           -         9,874         1,753         2,903        63,731


OTHER INCOME (EXPENSE)
General and administrative                              (24,653)          -          (286)            -             -       (24,939)
Equity in earnings of Fund I unconsolidated properties        -           -         2,636             -             -         2,636
Equity in earnings from RCP investments                                   -         6,785             -             -         6,785
Interest income                                           9,817           -           463             -            17        10,297
Fee income                                               17,264           -             -             -             -        17,264
Promote income - Fund capital transactions                                -             -             -             -             -
Promote income - RCP                                                      -             -             -             -             -
Priority distributions                                                    -             -             -             -             -
Promote expense                                               -           -             -             -             -             -
Property management expense                                (126)          -            91          (103)         (158)         (296)
Straight-line rent income                                 1,472           -         1,099            58             -         2,629
Straight-line rents written off                             (30)          -             -             -             -           (30)
FAS 141 Rent                                               (619)          -           (51)            -             -          (670)
Gain on extinguishment of debt                                -           -             -             -             -             -
Impairment of notes receivable                                -           -             -             -             -             -
Provision for income taxes                               (2,590)          -           (37)            -             -        (2,627)
Lease termination income                                    165           -             -             -             -           165
                                                       --------    --------      --------      --------      --------      --------

EBIDTA                                                   49,901           -        20,574         1,708         2,762        74,945

Depreciation and amortization                           (18,100)          -        (6,781)         (263)       (1,273)      (26,417)
FAS 141 Amortization                                        (73)          -             -          (601)
Interest expense                                        (20,829)          -        (2,332)         (785)         (893)      (24,839)
Loan defeasance                                            (426)          -             -             -             -          (426)
FAS 141 Interest                                             67           -             -            45             -           112
Gain (loss) on sale of properties                             -           -             -         7,515        (2,244)        5,271
                                                       --------    --------      --------      --------      --------      --------

Income before minority interest                          10,085           -        11,388         8,220        (1,648)       28,045

Minority interest - OP                                     (211)        (48)         (230)         (161)           32          (618)
Minority interest                                           225           -          (382)            -             -          (157)
                                                       --------    --------      --------      --------      --------      --------

NET INCOME                                             $ 10,099    $    (48)     $ 10,776      $  8,059      $ (1,616)     $ 27,270
                                                       --------    --------      --------      --------      --------      --------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                        Acadia Realty Trust
                        Reporting Supplement
                          December 31, 2008

Net Operating Income (NOI) - Same Property Performance (1)
                           (in thousands)                                                                       Growth in Same
                                                                                                                Property NOI -
                                                                                                            Continuing Operations
                                                   Notes:       Current Quarter      Historical Quarter    Favorable (unfavorable)
                                                  ----------------------------------------------------------------------------------

                                                                     Three                  Three
                                                                  months ended          months ended
         Reconciliation of total NOI to same                      December 31,          December 31,
           property NOI:                                             2008                  2007
                                                                      ----                  ----
NOI - Core Retail properties                                       $ 12,913                $ 12,718
NOI - Opportunity Fund properties                                     1,791                   2,466
NOI - Discontinued Operations                                            14                     925
Adjustment to reflect 2006 increase in Fund I
  ownership percentage                                (2)                 -                  (1,470)
                                                                         --               ----------

         Total NOI                                                   14,718                  14,639

NOI - Properties Acquired                                              (722)                    (19)
NOI - Discontinued Operations                                           (14)                   (925)
                                                                   --------               ---------

                                                                   $ 13,982               $  13,695              2.1%
                                                                   ========               =========            =====

         Same property NOI by portfolio
           component and revenues/expenses:

                                                                        Core Retail Properties

                                                     Revenues      $ 18,436                $ 18,799             -1.9%
                                                     Expenses         5,633                   6,149              8.4%
                                                                     ------                  ------            -----
                                                                     12,803                  12,650              1.2%
                                                                    -------                 -------            -----

                                                                       Opportunity Fund Properties

                                                     Revenues         1,575                   1,357             16.1%
                                                     Expenses           396                     312            -26.9%
                                                                       ----                    ----            -----
                                                                      1,179                   1,045             12.7%
                                                                  ---------               ---------            -----

Total Core Retail and Opportunity Funds NOI                       $  13,982               $  13,695              2.1%
                                                                  =========               =========            =====
                                                                                                           Growth in Same
                                                                                                           Property NOI -
                                                                  Current             Historical       Continuing Operations
                                                                Year-to-Date         Year-to-Date     Favorable (unfavorable)
                                                        ------------------------------------------------------------------------
                                                                  Year ended           Year ended
         Reconciliation of total NOI to same                     December 31,         December 31,
           property NOI:                                            2008                 2007
                                                                    ----                 ----
NOI - Core Retail properties                                       $ 51,448              $ 49,201
NOI - Opportunity Fund properties                                     7,120                 9,874
NOI - Discontinued Operations                                           630                 4,656
Adjustment to reflect 2006 increase in Fund I
  ownership percentage                                               (1,092)               (5,522)
                                                                  ---------              --------

         Total NOI                                                   58,106                58,209

NOI - Properties Acquired                                            (2,504)                 (113)
NOI - Discontinued Operations                                          (630)               (4,656)
                                                                   --------              --------

                                                                   $ 54,972              $ 53,440            2.9%
                                                                   ========              ========          =====

         Same property NOI by portfolio
           component and revenues/expenses:

                                                                     Core Retail Properties

                                                                   $ 72,013              $ 70,143            2.7%
                                                                     21,665                20,903           -3.6%
                                                                    -------              --------          -----
                                                                    50,348                 49,240            2.3%
                                                                    -------              --------          -----

                                                                    Opportunity Fund Properties

                                                                      5,835                 5,187           12.5%
                                                                      1,211                   987          -22.7%
                                                                     ------              --------          ------
                                                                      4,624                 4,200           10.1%
                                                                     ------              --------          -----

Total Core Retail and Opportunity Funds NOI                        $ 54,972              $ 53,440            2.9%
                                                                   ========              ========

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)]. The Company was entitled to $7.2 million Promote on future Fund I earnings and received 100% of Fund I income until it was repaid. The balance was repaid in the second quarter of 2008 and the Company's share returned to 38%. 2008 and 2007 NOI from Fund I have been adjusted from 100% down to 38% for comparability.

                         Acadia Realty Trust
                         Reporting Supplement
                           December 31, 2008

      Funds from Operations ("FFO") (1)                                            (2008)
      -----------------------------
                                                ------------------------------------------------------------------------------

                                                  Current         Current           Prior           Prior            Prior
                                                Year-to-Date      Quarter          Quarter         Quarter          Quarter
                                                 Year ended    3 months ended   3 months ended  3 months ended   3 months ended
      Funds from operations ("FFO"):     Notes  December 31,    December 31,    September 30,      June 30,         March 31,
      ------------------------------                2008            2008            2008             2008             2008
                                                ------------  ---------------  ---------------  --------------   ---------------
Net Income                                         $ 27,548       $ (4,093)        $ 4,987         $ 17,911             $ 8,743
Add back:
Depreciation of real estate
  and amortization of leasing costs:
  (net of minority interest share)
     Consolidated subsidiaries                       18,519          7,986           3,996            2,970               3,567
     Unconsolidated subsidiaries                      1,688            365             439              384                 500
(Gain) loss on sale of properties
  (net of minority interest share)
     Consolidated subsidiaries                       (7,182)             -               -           (7,182)                  -
     Unconsolidated subsidiaries                       (565)             -              23             (588)                  -
Income attributable to OP units           (2)           449            (97)            104              362                  80
Extraordinary item  (net of
 minority interests' share and
 income taxes)                                            -                                               -                   -
Distributions on Preferred OP Units                      35             19               6                5                   5
                                                   --------            ---              --               --                  --
      FFO                                            40,492          4,180           9,555           13,862              12,895
 Extraordinary item  (net of
  minority interests' share and
  income taxes)    (4)                                    -              -               -                -                   -
                                                   --------        -------        --------        ---------            --------
      FFO - adjusted for
       extraordinary item  (4)                     $ 40,492        $ 4,180         $ 9,555         $ 13,862            $ 12,895
                                                   ========        =======        ========        =========           =========

      Adjusted Funds from
       operations ("AFFO"):
Diluted FFO                                        $ 40,492        $ 4,180         $ 9,555         $ 13,862            $ 12,895
Straight line rent, net                              (1,654)          (528)           (238)            (644)               (244)
Non real estate depreciation                            845            179             210              229                 227
Amortization of finance costs                         1,235            332             339              262                 302
Amortization of cost of
management contracts                                    927            100             528              189                 110
Tenant improvements                                  (2,043)        (1,071)           (426)            (308)               (238)
Leasing commissions                                    (651)          (301)            (84)            (140)               (126)
Capital expenditures                                   (896)           (27)           (747)             (78)                (44)
                                                   --------        -------        --------        ---------            --------

      AFFO                                         $ 38,255        $ 2,864         $ 9,137         $ 13,373            $ 12,882
                                                   ========        =======        ========        =========            ========

      Funds Available for
       Distribution ("FAD")
AFFO                                               $ 38,255        $ 2,864         $ 9,137         $ 13,373            $ 12,882
Scheduled prinicpal repayments                       (2,781)          (710)           (681)            (679)               (711)
                                                   --------        -------        --------        ---------            --------

      FAD                                          $ 35,474        $ 2,154         $ 8,456         $ 12,694            $ 12,171
                                                   ========        =======        ========        =========            ========

      Total weighted average shares
       and OP Units:
Basic                                                34,460         34,498          34,493           34,454              34,393
                                                   ========        =======         =======          =======            ========
Diluted                                              34,940         34,805          35,038           35,024              34,890
                                                   ========        =======         =======          =======            ========

      FFO per share:
FFO per share - Basic                     (3)       $  1.17         $ 0.12          $ 0.28           $ 0.40              $ 0.37
                                                   ========        =======         =======          =======            ========
FFO per share - Diluted                   (3)       $  1.16         $ 0.12          $ 0.27           $ 0.40              $ 0.37
                                                   ========        =======         =======          =======            ========

 AFFO per share - Basic                   (3)       $  1.11         $ 0.08          $ 0.26           $ 0.39              $ 0.37
                                                   ========        =======         =======          =======            ========
 AFFO per share - Diluted                 (3)       $  1.09         $ 0.08          $ 0.26           $ 0.38              $ 0.37
                                                   ========        =======         =======          =======            ========

 FAD per share - Basic                    (3)       $  1.03         $ 0.06          $ 0.24           $ 0.37              $ 0.35
                                                   ========        =======         =======          =======            ========
 FAD per share - Diluted                  (3)       $  1.02         $ 0.06          $ 0.24           $ 0.36              $ 0.35
                                                   ========        =======         =======          =======            ========
                                                                   (2007)

                                                -----------------------------------------------

                                                       Historic                 Historic
                                                     Year-to-Date                Quarter
                                                      Year ended              3 months ended
                                                      December 31,             December 31,
                                                         2007                      2007
                                                ---------------------     ---------------------
Net Income                                             $ 27,270                   $ 9,027
Add back:
Depreciation of real estate
  and amortization of leasing costs:
  (net of minority interest share)
     Consolidated subsidiaries                           19,669                     5,844
     Unconsolidated subsidiaries                          1,736                       399
(Gain) loss on sale of properties
  (net of minority interest share)
     Consolidated subsidiaries                           (5,271)                   (5,513)
     Unconsolidated subsidiaries                              -                         -
Income attributable to OP units                             614                       198
Extraordinary item  (net of
 minority interests' share and
 income taxes)                                           (3,677)                        -
Distributions on Preferred OP Units                          29                        11
                                                      ---------                  --------
      FFO                                                40,370                     9,966
 Extraordinary item  (net of
  minority interests' share and
  income taxes)    (4)                                    3,677                         -
                                                      ---------                  --------
      FFO - adjusted for
       extraordinary item  (4)                         $ 44,047                   $ 9,966
                                                      =========                  ========

      Adjusted Funds from
       operations ("AFFO"):
Diluted FFO                                            $ 44,047                   $ 9,966
Straight line rent, net                                  (2,629)                     (761)
Non real estate depreciation                                738                       215
Amortization of finance costs                             1,655                       405
Amortization of cost of
management contracts                                      1,905                     1,355
Tenant improvements                                      (3,667)                   (1,353)
Leasing commissions                                        (845)                     (339)
Capital expenditures                                     (1,978)                     (473)
                                                      ---------                  --------

      AFFO                                             $ 39,226                   $ 9,015
                                                      =========                  ========

      Funds Available for
       Distribution ("FAD")
AFFO                                                   $ 39,226                   $ 9,015
Scheduled prinicpal repayments                           (2,637)                     (467)
                                                      ---------                  --------

      FAD                                              $ 36,589                   $ 8,548
                                                      =========                  ========

      Total weighted average shares
       and OP Units:
Basic                                                    34,242                    34,309
                                                      =========                  ========
Diluted                                                  34,924                    34,949
                                                      =========                  ========

      FFO per share:
FFO per share - Basic                                    $ 1.29                    $ 0.29
                                                      =========                  ========
FFO per share - Diluted                                  $ 1.26                    $ 0.29
                                                      =========                  ========

 AFFO per share - Basic                                  $ 1.14                    $ 0.26
                                                      =========                  ========
 AFFO per share - Diluted                                $ 1.12                    $ 0.26
                                                      =========                  ========

 FAD per share - Basic                                   $ 1.07                    $ 0.25
                                                      =========                  ========
 FAD per share - Diluted                                 $ 1.05                    $ 0.24
                                                      =========                  ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(4) The extraordinary item represents the Company's share of estimated extraordinary gain related to its investment in Albertson's. The Albertson's entity has recorded an extraordinary gain in connection with the allocation of purchase price to assets acquired. The Company considers this as an investment in an operating business as opposed to real estate. Accordingly, all gains and losses from this investment are included in FFO.

                 Acadia Realty Trust
                Reporting Supplement
                 December 31, 2008

            2009 Guidance - Highlights
 (in millions except per share amounts, all per share amounts are fully diluted)

                                                                           2009 Guidance
Overall:                                                                      Low/High           2008 Actual
                                                                           ------------------     ---------
Full year Funds from Operatons ("FFO")  per share (1)                      $1.05 to $1.19         $    1.10
                                                                           ==================     =========

Earnings per Share ("EPS") (1)                                             $0.51 to $0.65         $    0.74
                                                                           ==================     =========

 FFO Components:


 Core and pro-rata share of opportunity Fund ("Fund") portfolio income     $38.9 to $41.2         $   38.9
                                                                           ==================     =========

 Asset and property management fee income, net of TRS taxes                $ 11.1                 $   10.2
                                                                           ==================     =========

 Transactional fee income, net of TRS taxes                                $9.4 to $10.3          $    8.3
                                                                           ==================     =========

 Promote, RCP and other income, net of TRS taxes                           $5.4 to $6.6           $    9.5
                                                                           ==================     =========

 General and administrative expense                                        $(26.0) to $(25.5)     $  (26.4)
                                                                           ==================     =========

 Total                                                                     $38.8 to $43.7         $   40.5
                                                                           ==================     =========

 Non-cash interest pursuant to FSP 14-1                                    $(2.2)                 $   (2.1)
                                                                           ==================     =========

 Net                                                                       $36.6 to $41.5         $   38.4
                                                                           ==================     =========


-----------------------------------------------------------------------------------------------------------

1    Projected  2009 and 2008 actual  results are  presented  after  giving effect to FASB Staff Position 14-1  "Accounting for  Convertible  Debt
     Instruments  That May Be  Settled in Cash upon  Conversion  (Including
     Partial  Cash  Settlement)"   ("FSP  14-1").   The  adoption  of  this
     pronouncement  in 2009 will result in an  additional  annual  non-cash interest  charge of $2.2  million,  or $0.06  per  share.  Before  the adoption of FSP 14-1,  Projected  2009 and 2008 actual  results are as follows:

   Full year FFO per share before FSP 14-1 interest adjustment             $1.11 to $1.25         $1.16
                                                                           ==================     =========

   Full year EPS before FSP 14-1 interest adjustment                       $0.57 to $0.71         $0.80
                                                                           ==================     =========

                        Acadia Realty Trust
                        Reporting Supplement
                         December 31, 2008

                    Consolidated Balance Sheets
                    ---------------------------
                           (in thousands)

                                                                                 December 31,    December 31,
                                                                                     2008           2007
                                                                                  ----------     ----------
ASSETS

Real estate
  Land                                                                             $ 294,132      $ 232,121
  Buildings and improvements                                                         742,318        523,809
  Construction in progress                                                            70,423         77,764
                                                                                  ----------     ----------
                                                                                   1,106,873        833,694
Less: accumulated depreciation                                                      (174,809)      (150,494)
                                                                                  ----------     ----------
  Net real estate                                                                    932,064        683,200

Cash and cash equivalents                                                             86,691        123,343
Cash in escrow                                                                         6,794          6,637
Investments in and advances to unconsolidated affiliates                              54,978         44,654
Rents receivable, net of $2,126 and $1,304 allowance, respectively                     3,643          5,986
Straight-line rents receivable, net of $2,600 and $910 allowance, respectively         8,518          7,463
Notes Receivable                                                                      85,587         57,662
Preferred Equity Investment                                                           40,000              -
Deferred charges, net                                                                 22,072         21,825
Prepaid expenses and other assets, net                                                31,733         16,544
Acquired lease intangibles, net                                                       19,476         16,103
Net assets of discontinued operations                                                      -         15,595
                                                                                  ----------     ----------

                                                                                  $1,291,556     $ 999,012
                                                                                  ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                             $ 654,868      $ 402,903
Notes payable                                                                        107,000        115,000
Acquired lease intangibles, net                                                        6,506          5,651
Accounts payable and accrued expenses                                                 22,236         15,205
Dividends and distributions payable                                                   25,514         14,420
Share of losses in excess of investment in unconsolidated affiliates                  20,633         20,007
Other liabilities                                                                     18,995         13,750
Net liabilities of discontinued operations                                                 -            229
                                                                                  ----------     ----------
  Total liabilities                                                                  855,752        587,165
                                                                                  ----------     ----------

Minority interest in Operating Partnership                                             5,667          4,595
Minority interests in partially owned affiliates                                     208,839        166,516
                                                                                  ----------     ----------
  Total minority interests                                                           214,506        171,111
                                                                                  ----------     ----------

Shareholders' equity:
Common shares                                                                             32             32
Additional paid-in capital                                                           212,007        227,890
Accumulated other comprehensive loss                                                  (4,508)          (953)
Retained earnings                                                                     13,767         13,767
                                                                                  ----------     ----------
  Total shareholders' equity                                                         221,298        240,736
                                                                                  ----------     ----------

                                                                                  $1,291,556     $ 999,012
                                                                                  ==========     ==========

                        Acadia Realty Trust
               QUARTERLY SUPPLEMENTAL DISCLOSURE
                      December 31, 2008
              Pro-rata Consolidated Balance Sheet
                        (in thousands)

                                                                 Consolidated        Minority         Company's        Pro-Rata
                                                                    Balance         Interest in      Interest in      Consolidated
                                                                      Sheet         Consolidated    Unconsolidated      Balance
                                                                  As Reported 1     Subsidiaries     Subsidiaries        Sheet 2
                                                                   -----------      -----------      -----------      -----------
ASSETS

Real estate
  Land                                                             $   294,132      $  (158,964)     $     6,830      $   141,998
  Buildings and improvements                                           742,318         (284,215)          49,508          507,611
  Construction in progress                                              70,423          (58,077)           1,083           13,429
                                                                   -----------      -----------      -----------      -----------
                                                                     1,106,873         (501,256)          57,421          663,038
Less: accumulated depreciation                                        (174,809)          31,478           (7,880)        (151,211)
                                                                   -----------      -----------      -----------      -----------
  Net real estate                                                      932,064         (469,778)          49,541          511,827

Cash and cash equivalents                                               86,691           (8,914)           1,246           79,023
Cash in escrow                                                           6,794           (2,824)             801            4,771
Investments in and advances to unconsolidated affiliates                54,978          (38,275)          (8,477)           8,227
Rents receivable, net                                                    3,643             (480)            (111)           3,052
Straight-line rents receivable, net                                      8,518           (1,652)           1,512            8,378
Intercompany                                                                 -                -                -                -
Notes Receivable                                                        85,587          (10,914)               -           74,673
Preferred equity investment                                             40,000                -                -           40,000
Deferred charges, net                                                   22,072          (10,788)           7,763           19,047
Prepaid expenses and other assets                                       31,733           14,503              735           46,971
Acquired lease intangibles                                              19,476           (7,386)               5           12,095
Assets of discontinued operations                                            -                -                -                -
                                                                   -----------      -----------      -----------      -----------

Total Assets                                                       $ 1,291,556      $  (536,508)     $    53,015      $   808,064
                                                                   ===========      ===========      ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                             $   654,729      $  (319,114)     $    70,518      $   406,134
Notes payable                                                          107,000                -                -          107,000
Valuation of debt at acquisition, net of amortization                      139              (56)           1,274            1,357
Acquired lease intangibles                                               6,506                -                -            6,506
Accounts payable and accrued expenses                                   22,236           (4,221)             702           18,717
Dividends and distributions payable                                     25,514                -                -           25,514
Due to related parties                                                       -                -                -                -
Share of losses in excess of inv. in unconsolidated affiliates          20,633                -          (20,633)               -
Other liabilities                                                       18,995           (5,937)           1,154           14,212
Liabilities of discontinued operations                                       -                -                -                -
                                                                   -----------      -----------      -----------      -----------
  Total liabilities                                                    855,752         (329,328)          53,015          579,440

Minority interest in Operating Partnership                               5,667                -                -            5,667
Minority interests in partially owned affiliates                       208,839         (207,180)               -            1,659
                                                                   -----------      -----------      -----------      -----------
  Total minority interests                                             214,506         (207,180)               -            7,326

Shareholders' equity:
Common shares                                                               32                -                -               32
Additional paid-in capital                                             212,007                -                -          212,007
Accumulated other comprehensive income                                  (4,508)               -                -           (4,508)
Retained earnings                                                       13,767                -                -           13,767
   Total shareholders' equity                                          221,298                -                -          221,298
                                                                   -----------      -----------      -----------      -----------

Total Liabilities and Shareholders' Equity                         $ 1,291,556      $  (536,508)     $    53,015      $   808,064
                                                                   ===========      ===========      ===========      ===========

1 The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.

2 The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating it's ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

 Acadia Realty Trust
 Reporting Supplement
   December 31, 2008

 Notes Receivable (1)                                                            Weighted Averages
                                                         ---------------------------------------------------------------------------
(amounts in thousands)      At December 31, 2008         Stated   Effective            Extension              Underlying third-party
                                    Accrued              Interest interest   Maturity  options                  first mortgage
   Investment           Principal   interest     Total   rate     rate (2)   date      (years)     Amount (3)   Maturity dates
------------------------------------------------------------------------------------------------------------------------------------
Georgetown -
 5 property portfolio     $ 8,000     $ 810     $ 8,810  9.75%    10.25%     11/2010    2 x 1 year  $ 8,576   2009 through 2012

Georgetown -
 18 property portfolio     40,000     2,092      42,092  13.00%   13.50%     6/2010     2 x 1 year  114,590   2011 through 2016
                       ----------------------------------------------------                      -----------

Sub-total -
 Georgetown                48,000     2,902      50,902  12.46%   12.96%                            123,166   Vast majority is 2016

72nd Street                33,848     3,230      37,078  13.00%   20.85%     7/2011      1 year     185,000 2011 w/ 1 year extension

First mortgage notes       15,443     1,861      17,304  10.52%   10.52%      2009      0.4 years   n/a              n/a

Other mezzanine notes      15,401     1,476      16,877  14.07%   14.07%      2011             -     -               2012

                       ----------------------------------------------------
  Total notes
   receivable           $ 112,692   $ 9,469   $ 122,161  12.58%   15.15%
                       ====================================================

(1) The above activity does not include a $10 million Fund III first mortage investment
(2)  The effective rate includes upfront points and exit fees
(3) The first mortgage amount for 72nd street represents the construction when fully drawn

               Reporting Supplement
                December 31, 2008

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
         (amounts in thousands)


                            Acadia Pro-Rata Share of Debt (2)                   Reconcoliation to Consolidated Debt as
                                                                                                Reported
           -------------------------------------------------------------------- ----------------------------------------
                                                                                   Add:      Less: Pro-rata    Acadia

             Core Portfolio     Opportunity Funds    Total              Fixed     Minority      Share of    Consolidated
           ------------------- ------------------- ----------                    Interest    Unconsolidated     Debt
            Principal Interest  Principal Interest  Principal Interest    vs      Share of      Debt (4)    As Reported
Mortgage     Balance    Rate     Balance    Rate     Balance    Rate   Variable Consolidated
 Notes                                                                            Debt (3)
 Payable
--------------------- -------- ---------- -------- ---------- -------- -------- ------------ -------------- ------------

Fixed-Rate $  422,149    5.1%  $   34,540 5.9%     $  456,689 5.2%      89%     $    143,697 $(67,889)      $  532,497
 Debt (1)
Variable-      10,435    1.7%      46,009 1.9%         56,444 2.1%      11%          175,417   (2,629)         229,232
 Rate Debt
 (1)
           ---------- ------   ---------- ---      ---------- -------- ---      ------------ --------       ------------

     Total $ 432,584   5.0  %  $ 80,550   3.8%     $ 513,134  4.8%     100%     $    319,114 $(70,518)         761,729
           ========== ======   ========== ===      ========== ===      ===      ============ ========

FAS 141                                                                                                          139
 purchase
 price
 debt
 allocation
                                                                                                            ------------
Total debt                                                                                                  $  761,868
 as
 reported
                                                                                                            ============

-----------

Notes
-----------

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(2 )Represents the Company's economic pro-rata share of debt.
(3 )Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
(4 )Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.


                                                       Reporting Supplement
                                                         December 31, 2008

                                                           Debt Analysis
                                                       (amounts in thousands)


                                                                               Acadia's
                                                                                 Pro-
                                                                     Principal   rata
                                                                      Balance    share                Interest Maturity   Extension
                                                                         at    ------------------
 Property                Notes    Entity     Lender                  December  Percent   Amount         Rate      Date     Options
                                                                      31, 2008
 -----------------------------------------------------------------------------------------------------------------------------------

 CORE PORTFOLIO
 -----------------------

 Fixed-Rate Debt
 -----------------------
 Acadia Realty Trust              Acadia      3.75% Convertible Notes $107,000   100.0 % $107,000         3.75   % 12/20/2011   None
 Chestnut Hill                    Acadia      Column Financial, Inc.     9,663   100.0 %    9,663         5.45   % 6/11/2013    None
 New Loudon Center                Acadia      RBS Greenwich Capital     14,554   100.0 %   14,554         5.64   %  9/6/2014    None
 Crossroads Shopping           Crossroads JV  JPMorgan Chase Bank       63,176   49.0  %   30,956         5.37   % 12/1/2014    None
  Center
 Crescent Plaza                   Acadia      RBS Greenwich Capital     17,600   100.0 %   17,600         4.98   %  9/6/2015    None
 Pacesetter Park                  Acadia      RBS Greenwich Capital     12,485   100.0 %   12,485         5.12   % 11/6/2015    None
  Shopping Center
 Elmwood Park Shopping            Acadia      Bear Stearns Commercial   34,600   100.0 %   34,600         5.53   %  1/1/2016    None
  Center                                       Mortgage, Inc.
 Gateway Shopping Center          Acadia      Bear Stearns Commercial   20,500   100.0 %   20,500         5.44   %  3/1/2016    None
                                               Mortgage, Inc.
 Acadia Brandywine             Brandywine JV  Bear Stearns Commercial   61,375   22.2  %   13,639         5.99   %  7/1/2016    None
  Subsidiary                                   Mortgage, Inc.
 Acadia Brandywine Town        Brandywine JV  Bear Stearns Commercial   31,550   22.2  %    7,011         5.99   %  7/1/2016    None
  Center                                       Mortgage, Inc.
 Acadia Market Square          Brandywine JV  Bear Stearns Commercial   24,375   22.2  %    5,417         5.99   %  7/1/2016    None
  Shopping Center                              Mortgage, Inc.
 Acadia Brandywine             Brandywine JV  Bear Stearns Commercial   22,650   22.2  %    5,033         5.99   %  7/1/2016    None
  Condominium                                  Mortgage, Inc.
 Acadia Brandywine             Brandywine JV  Bear Stearns Commercial   26,250   22.2  %    5,833         5.99   %  7/1/2016    None
  Holdings                                     Mortgage, Inc.
 Walnut Hill Plaza                Acadia      Merrill Lynch Mortgage    23,500   100.0 %   23,500         6.06   % 10/1/2016    None
                                               Lending, Inc.
 239 Greenwich Avenue             Acadia      Wachovia                  26,000   75.0  %   19,500         5.42   % 2/11/2017    None
 Merrillville Plaza               Acadia      Bear Stearns Commercial   26,250   100.0 %   26,250         5.88   %  8/1/2017    None
                                               Mortgage, Inc.
 Boonton                          Acadia      J.P. Morgan Chase          8,322   60.0  %    4,993         6.40   % 11/1/2032    None
                                               Commercial Mortgage
                                               Securities Corp.
 Interest rate swaps       1      Acadia      Bank of America, N.A.     63,615   100.0 %   63,615         5.28   %  Various
                                                                      --------           --------         -------

 Sub-Total Fixed-Rate                                                  593,465            422,149         5.09   %
  Debt
                                                                      --------           --------         -------

 Variable-Rate Debt
 -----------------------


 Various                   2      Acadia      Bank of America, N.A.     48,900   100.0 %   48,900 Libor + 125      12/1/2010  (2) 12
                                                                                                                                mos.
 Branch Plaza                     Acadia      Bank of America, N.A.     15,526   100.0 %   15,526 Libor + 130      12/1/2011  (1) 12
                                                                                                                                mos.
 Village Commons           3      Acadia      Bank of America, N.A.      9,624   100.0 %    9,624 Libor + 140      6/29/2012
  Shopping Center
 Interest rate swaps       1      Acadia      Bank of America, N.A.    (63,615)  100.0 %  (63,615)
                                                                      --------           --------

 Sub-Total Variable-Rate                                                10,435             10,435 Libor + 128
  Debt
                                                                      --------           -------- ------- -------

 Total Core Portfolio                                                 $603,900           $432,584         5.01   %
  Debt


                              Reporting Supplement
                                     December 31, 2008

                                       Debt Analysis
                                   (amounts in thousands)


                                Reporting Supplement
                                     December 31, 2008

                                       Debt Analysis
                                   (amounts in thousands)
                                                                   Principal Acadia's
                                                                    Balance    Pro-
                                                                       at      rata
                                                                              share                    Interest Maturity   Extension
                                                                             -------- --------
Property     Notes Entity Lender                                   December  Percent   Amount            Rate      Date     Options
                                                                    31, 2008
------------------------- ----------------------------------------------------------------------------------------------------------

OPPORTUNITY
 FUNDS
------------

Fixed-Rate
 Debt
------------
Sherman        4     Fund Bank of China                            $ 19,000  19.7%    $ 3,751          5.83%    1/15/2009    None
 Plaza                II
Safeway        5     Fund Cortlandt Deposit Corporation               2,318  28.3%        657          6.51%    1/15/2009    None
 Portfolio             I
Kroger         5     Fund Cortlandt Deposit Corporation               2,475  28.3%        701          6.62%     2/1/2009    None
 Portfolio             I
Storage Post         Fund GEMSA Loan Services, LP                     4,944  18.9%        935          5.37%    12/1/2009    None
 - Suffern            III
Storage Post   6     Fund Wachovia                                   34,322  18.9%      6,489          5.86%    6/11/2009    None
 - Various            III
Storage Post   7     Fund GEMSA Loan Services, LP                    41,500  18.9%      7,846          5.30%    3/16/2011   (2) 12
 - Various            III                                                                                                     mos.
216th Street   4     Fund Bank of America, N.A.                      25,500  19.7%      5,034          5.80%    10/1/2017    None
                      II
Pelham Manor   4     Fund Bear Sterns Commercial                     25,284  19.7%      4,991          7.18%     1/1/2020    None
                      II
Atlantic             Fund Bear Sterns Commercial                      3,265  13.3%        435          7.14%     1/1/2020    None
 Avenue               II
Interest       1     Fund Bank of America, N.A.                       9,800  37.8%      3,702          5.80%    10/29/2010
 rate swap             I
                                                                   ---------          --------         --------

Sub-Total                                                           168,408            34,540          5.94%
 Fixed-Rate
 Debt
                                                                   ---------          --------         --------

Variable-
 Rate Debt
------------

CityPoint      8     Fund Bank of America, N.A.                      34,000  4.9 %      1,652  Libor + 250      8/13/2009   (2) 6
                      II                                                                                                      mos.
Acadia         9     Fund Bank of America, N.A. / Bank of New York   34,681  20.0%      6,936  Libor + 100       3/1/2009    None
 Strategic            II
 Opportunity
 Fund II,
 LLC
161(st)        4     Fund RBS Greenwich Capital                      30,000  19.7%      5,922  Libor + 140       4/1/2009   (2) 12
 Street               II                                                                                                      mos.
Liberty        4     Fund PNC Bank, National Association             11,423  19.7%      2,255  Libor + 165      5/18/2009   (2) 12
 Avenue               II                                                                                                      mos.
Fordham        4     Fund Eurohypo AG                                80,443  19.7%     15,879  Libor + 175      10/4/2009   (3) 6
 Plaza                II                                                                                                      mos.
Sterling      10     Fund JP Morgan Chase Bank, N.A.                  5,173  18.9%        977  Libor + 185      8/23/2010    None
 Heights               I
 Shopping
 Center
Acadia        11     Fund Bank of America, N.A.                      62,250  19.9%     12,388  Comm Paper +45   10/9/2011    None
 Strategic            III
 Opportunity
 Fund III,
 LLC
Tarrytown            Fund Anglo Irish Bank Corporation                9,800  37.8%      3,702  Libor + 165      10/30/2010  (2) 12
 Shopping              I                                                                                                      mos.
 Center
Interest       1     Fund Bank of America, N.A.                      (9,800) 37.8%     (3,702)                  10/29/2010
 rate swap             I
                                                                   --------           -------

Sub-Total                                                           257,970            46,009  Libor + 146
 Variable-
 Rate Debt
                                                                   --------           -------  ------- ---

Total Opportunity Funds                                            $426,378           $80,550         3.81%
 Portfolio Debt


                              Reporting Supplement
                                December 31, 2008
                              Debt Analysis - Notes


-----------------------------------------------------------------------------------------------------------------------------------


(1) The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:
                                                                              Average                            Maturity
                             Notional                  Spread                Swap rate      All-in Rate            Date
                              principal
                             ------------------------------------------------------------   ---------------------------------------

                             $    4,469                1.33               %    4.71     %      6.04   %          1/1/2010
                                 10,952                1.33               %    4.90     %      6.23   %         10/1/2011
                                  8,194                1.33               %    5.14     %      6.47   %          3/1/2012
                                 15,000                1.33               %    3.79     %      5.12   %         11/30/2012
                                 15,000                1.33               %    3.41     %      4.74   %         11/30/2012
                                 10,000                1.33               %    2.65     %      3.98   %         11/30/2012
                             ----------                ----                    ----            ----
Core Portfolio               $   63,615                1.33               %    3.95     %      5.28   %
                             ==========                ====                    ====            ====

Opportunity Funds            $    9,800                1.33               %    4.47     %      5.80   %         10/29/2010
                             ==========                ====                    ====            ====

Total Core Portfolio and     $   73,415                1.33               %    4.02     %      5.35   %
 Opportunity Funds           ==========                ====                    ====            ====

(2) This is a revolving facility for up to $72,250 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace
 of Absecon, Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
(3) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.
(4) Fund II is a 98.7% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 98.7% x 20%, or 19.7%.
(5) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Acadia's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.
(6) The loan is collateralized by Storage Post locations - Starr Avenue, New Rochele, Yonkers and Bruckner Blvd.
(7) The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
(8) Fund II is a 22.57% % joint venture partner in CityPoint. As such, Acadia's pro-rata share of the above debt is 4.86%.
(9) This is a revolving facility for up to $70,000. There are three one-year options associated with this revolving facility.
(10) Fund I is a 50% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 50% x 37.78%, or 18.9%.
(11) This is a line of credit with a capacity of $245,000.


         Reporting Supplement
           December 31, 2008

        Future Debt Maturities
---------------------------------------
            (in thousands)



 porting Supplement
           December 31, 2008

        Future Debt Maturities
---------------------------------------
            (in thousands)



     Core Portfolio                                               Acadia's Pro-rata Share        Weighted Average Interest Rate of
                                                                                                            Maturing Debt
                                                              --------------------------------   -----------------------------------
                           Scheduled                           Scheduled
          Year            Amortization Maturities    Total    Amortization Maturities  Total     Total Debt  Fixed-Rate   Variable-
                                                                                                                 Debt     Rate Debt
------------------------- ------------ ----------  ---------  ------------ ---------- --------   ----------- ----------- -----------

          2009            $      1,999 $        -  $   1,999  $      1,494 $        - $  1,494          n/a        n/a          n/a
          2010                   2,553     48,900     51,453         2,019     48,900   50,919         1.69%       n/a         1.69%
          2011                   2,940    121,785    124,725         2,376    121,785  124,161         3.51%      3.75%        1.74%
          2012                   3,089      9,060     12,149         2,498      9,060   11,558         1.84%       n/a         1.84%
          2013                   3,248      8,777     12,025         2,618      8,777   11,395         5.45%      5.45%         n/a
       Thereafter               12,576    388,973    401,549         9,220    223,837  233,057         5.72%      5.72%         n/a
                          ------------ ----------  ---------  ------------ ---------- --------
                          $     26,405 $  577,495  $ 603,900  $     20,225 $  412,359 $432,584
                          ============ ==========  =========  ============ ========== ========


                                                                                              Weighted Average Interest Rate of Pro-
                                                                                                    rata Share of Maturing Debt
                                                                                              --------------------------------------
   Opportunity Funds
                                                                                                 Total Debt  Fixed-Rate   Variable-
                                                                                                                 Debt     Rate Debt
                                                                                                 ----------- ----------- -----------

          2009            $      5,411 $  248,195  $ 253,606  $      1,475 $   43,702 $ 45,177         2.96%      5.81%        1.99%
          2010                       -     14,973     14,973             -      4,679    4,679         2.13%       n/a         2.13%
          2011                       -    103,750    103,750             -     20,234   20,234         2.42%      5.30%        0.60%
          2012                       -          -          -             -          -        -          n/a        n/a          n/a
          2013                       -          -          -             -          -        -          n/a        n/a          n/a
       Thereafter                    -     54,049     54,049             -     10,460   10,460         6.51%      6.51%         n/a
                          ------------ ----------  ---------  ------------ ---------- --------
                          $      5,411 $  420,967  $ 426,378  $      1,475 $   79,075 $ 80,550
                          ============ ==========  =========  ============ ========== ========


   Reporting Supplement
        December 31, 2008

    Selected Operating Ratios
---------------------------------

                                       Three months ended December         Years ended December 31,
                                                   31,


                                          2008            2007                 2008             2007
                                       ----------    -------------       ------------       ----------
         Coverage Ratios          (1)
---------------------------------

     Interest Coverage Ratio
EBIDTA                                 $  11,130     $     17,534        $    70,782        $  74,945
Divided by Interest expense                6,030            6,123             24,266           24,839
                                       ----------    -------------       ------------       ----------
                                            1.85  x          2.86  x            2.92   x         3.02  x

   Fixed Charge Coverage Ratio
EBIDTA                                 $  11,130     $     17,534        $    70,782        $  74,945
Divided by ( Interest expense              6,030            6,123             24,266           24,839
                 + Preferred      (2)         19               11                 35               29
                  Dividends)
                                       ----------    -------------       ------------       ----------
                                            1.84  x          2.86  x            2.91   x         3.01  x

   Debt Service Coverage Ratio
EBIDTA                                 $  11,130     $     17,534        $    70,782        $  74,945
Divided by ( Interest expense              6,030            6,123             24,266           24,839
                 + Principal                 710              467              2,781            2,637
                  Amortization)
                                       ----------    -------------       ------------       ----------
                                            1.65  x          2.66  x            2.62   x         2.73  x

        Payout Ratios (4)
---------------------------------

        FFO Payout Ratio

Dividends (Shares) & Distributions     $   7,050     $      7,155        $    28,180        $  27,147
 (O.P. Units) paid
FFO                                        4,180            9,966             40,492           44,047
                                       ----------    -------------       ------------       ----------
                                             169%              72%                70%              62%

        AFFO Payout Ratio
Dividends (Shares) & Distributions     $   7,050     $      7,155        $    28,180        $  27,147
 (O.P. Units) paid
AFFO                                       2,864            9,015             38,255           39,226
                                       ----------    -------------       ------------       ----------
                                             246%              79%                74%              69%
        FAD Payout Ratio
Dividends (Shares) & Distributions     $   7,050     $      7,155        $    28,180        $  27,147
 (O.P. Units) paid
FAD                                        2,154            8,548             35,474           36,589
                                       ----------    -------------       ------------       ----------
                                             327%              84%                79%              74%
         Leverage Ratios
---------------------------------

Debt/Total Market Capitalization
Debt                              (3)  $ 513,134     $    439,346
Total Market Capitalization              984,473        1,280,208
                                       ----------    -------------
                                              52%              34%


Debt + Preferred Equity (Preferred     $ 513,492     $    439,534
 O.P. Units)
Total Market Capitalization              984,473        1,280,208
                                       ----------    -------------
                                              52%              34%



Notes:
(1) Quarterly results for 2008 and 2007 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
(2 )Represents preferred distributions on Preferred Operating partnership Units.
(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.
(4) Does not include a special dividend of $18,464 related to taxable gains arising from the completion of 2008 dispostion initatives.


   Reporting Supplement
     December 31, 2008



Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
--------------------------------------------------------------------------------------------------------------


Item                        Description
--------------------------------------------------------------------------------------------------------------

Date formed                 September 2001

Capital commitment          $90 million

Funding                     All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed
                            below. Acadia and its investors still own approximately 1.3 million square feet of properties in Fund I.
Partnership structure

 Equity Contribution:       22.22% - Acadia
                            77.78% - Four institutional investors


           Cash flow        22.22% - Acadia
        distribution:
                            77.78% - Four institutional investors

             Promote:       20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                            Remaining 80% is distributed to all the partners (including Acadia).

                            In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8%
                            interest previously held by the institutional investors in Fund I to GDC
                             Properties. Acadia has retained its
                            existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested
                            capital and preferred return, thus triggering Acadia's additional 20% interest
                             (promote) in all future Fund I
                            distributions.

Fees to Acadia              Priority distribution fee equal to 1.5% of implied capital

                            Priority distribution fee equal to 4% of gross property revenues

                            Market rate leasing fees

                            Market rate construction/project management fees


Reporting Supplement
 December 31, 2008

    Fund I
  Portfolio
    Detail
--------------


                                                                                                             Annualized Base Rent
               Ownership     Gross Leasable Area       Occupancy                  Annualized Base Rent          per Square Foot
                         ---------------------------------------------------------------------------------------------------------
                %         Anchors   Shops    Total   Anchors Shops   Total    Anchors    Shops      Total    Anchors Shops  Total
               -------------------------------------------------------------------------------------------------------------------
   Midwest
--------------

Michigan
--------------
Sterling       50 %         90,400  64,435   154,835 100.00%  6.36%  61.03% $   526,600 $ 48,200 $   574,800 $  5.83 $11.76 $ 6.08
 Heights
 Shopping
 Center
 (Michigan)

Ohio
--------------
Granville      100%         90,047  44,950   134,997  38.81% 36.06%  37.89%     450,336  163,747     614,083   12.88  10.10  12.00
 Centre
                         --------- ------- --------- ------- ------ ------- ----------- -------- ----------- ------- ------ ------
Total Midwest              180,447 109,385   289,832  69.46% 18.56%  50.25%     976,936  211,947   1,188,883    7.79  10.44   8.16

   New York
--------------

New York
--------------
Tarrytown      100%         15,497  19,794    35,291 100.00% 82.33%  90.09%     475,000  503,068     978,068   30.65  30.87  30.76
 Shopping
 Center

   Various
--------------

Kroger/Safeway 75 %        987,100       -   987,100 100.00%  0.00% 100.00%   8,842,778        -   8,842,778    8.96      -   8.96
 Portfolio (24
 Properties)
                         --------- ------- --------- ------- ------ ------- ----------- -------- ----------- ------- ------ ------

 Grand Total             1,183,044 129,179 1,312,223  95.34% 28.34%  88.75% $10,294,714 $715,015 $11,009,729 $  9.13 $19.53 $ 9.45
                         ========= ======= ========= ======= ====== ======= =========== ======== =========== ======= ====== ======


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment


     Reporting Supplement
           December 31, 2008


                 Fund I
             Anchor Detail
----------------------------------------
                                                                   Annual    Annual
                                           Square       Lease       Base      Base
         Region/Property/Tenant            Footage   Expiration     Rent      Rent       Options
                                                                               PSF
-----------------------------------------------------------------------------------------------------

                Midwest
----------------------------------------

Michigan
----------------------------------------
Sterling Heights Shopping Center
Rite Aid                                      20,000  1/31/2026  $   245,000 $ 12.25 (4) 5 Year
Burlington Coat Factory                       70,400  1/31/2024      281,600    4.00 -
                                         -----------             ----------- -------
      Total Redevelopment Property            90,400                 526,600    5.83
                                         -----------             ----------- -------
Ohio
----------------------------------------
Granville Centre
Lifestyle Family Fitness, Inc.                34,951  1/31/2017  $   450,336   12.88 (2) 5 Year
                                         -----------             ----------- -------

             Total Midwest                   125,351                 976,936    7.79
                                         -----------             ----------- -------

                New York
----------------------------------------
New York
----------------------------------------
Tarrytown Centre
Walgreen's                                    15,497  6/30/2080      475,000   30.65 -
                                         -----------             ----------- -------

Various
----------------------------------------
Kroger/Safeway                               987,100    2009       8,842,778    8.96 Various
                                         -----------             ----------- -------


             Total Anchors                 1,127,948             $10,294,714 $  9.13
                                         ===========             =========== =======


General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.


 Reporting Supplement
    December 31, 2008

Fund I
Lease Expirations
-------------------------
                               Gross Leased Area             Annualized Base Rent
                          ---------------------------    ----------------------------
                          Number             Percent                 Percent  Average
                             of
                           Leases   Square      of                      of      per
                          Expiring  Footage   Total        Amount     Total   Sq. Ft.
                          ---------------------------    ----------------------------
Anchor Tenant Expirations
      2009                      24   987,100   87.52%    $ 8,842,778   85.90% $  8.96
      2017                       1    34,951    3.10%        450,336    4.37%   12.88
      2024                       1    70,400    6.24%        281,600    2.74%    4.00
      2026                       1    20,000    1.77%        245,000    2.38%   12.25
      2080                       1    15,497    1.37%        475,000    4.61%   30.65
                          -------- --------- --------    ----------- -------- -------
Total Occupied                  28 1,127,948  100.00%    $10,294,714  100.00% $  9.13
                          ======== ========= ========    =========== ======== =======

--------------------------------------------

Total Vacant                          55,096
                                   ---------

Total Square                       1,183,044
 Feet
                                   =========

--------------------------------------------

Shop Tenant Expirations
 Month to Month                  5    13,317   36.36%    $   116,583   16.30% $  8.75
      2010                       1     2,547    6.96%         83,516   11.68%   32.79
      2011                       3     4,465   12.20%         79,474   11.12%   17.80
      2012                       2     2,920    7.98%         61,344    8.58%   21.01
      2014                       2     4,341   11.86%        144,886   20.26%   33.38
      2018                       2     3,861   10.55%         78,369   10.96%   20.30
      2020                       1     5,157   14.09%        150,843   21.10%   29.25
                          -------- --------- --------    ----------- -------- -------
Total Occupied                  16    36,608  100.00%    $   715,015  100.00% $ 19.53
                          ======== ========= ========    =========== ======== =======

--------------------------------------------

Total Vacant                          92,571
                                   ---------

Total Square                         129,179
 Feet
                                   =========

--------------------------------------------

Total Anchor and Shop
 Tenant Expirations
 Month to Month                  5    13,317    1.14%    $   116,583    1.06% $  8.75
      2009                      24   987,100   84.77%      8,842,778   80.31%    8.96
      2010                       1     2,547    0.22%         83,516    0.76%   32.79
      2011                       3     4,465    0.38%         79,474    0.72%   17.80
      2012                       2     2,920    0.25%         61,344    0.56%   21.01
      2014                       2     4,341    0.37%        144,886    1.32%   33.38
      2017                       1    34,951    3.00%        450,336    4.09%   12.88
      2018                       2     3,861    0.33%         78,369    0.71%   20.30
      2020                       1     5,157    0.44%        150,843    1.37%   29.25
      2024                       1    70,400    6.05%        281,600    2.56%    4.00
      2026                       1    20,000    1.72%        245,000    2.23%   12.25
      2080                       1    15,497    1.33%        475,000    4.31%       -
                          -------- --------- --------    ----------- -------- -------
Total Occupied                  44 1,164,556  100.00%    $11,009,729  100.00% $  9.45
                          ======== ========= ========    =========== ======== =======

--------------------------------------------

Total Vacant                         147,667
                                   ---------

Total Square                       1,312,223
 Feet


  Reporting Supplement
       12/31/2008



         Fund I                                              Renewal Ground
Kroger/Safeway Portfolio                                      Rent    Rent
-------------------------
                                                     Gross     per    per
                                                    Leasable Square  Square  Net
                                   Status             Area    Foot    Foot   Rent
----------------------------------------------------------------------------------

          Kroger
-------------------------
Cary, NC                  Renewal option exercised    48,000 $  4.75 $ 1.56 $ 3.19
Irving, TX                Renewal option exercised    43,900    4.51   2.28   2.23
Great Bend, KS (1)        Purchase option             48,000       -      -      -
                           exercised
Hanrahan, LA (1)          Purchase option             60,000       -      -      -
                           exercised
Pratt, KS (1)             Purchase option             38,000       -      -      -
                           exercised
Roanoke, VA (1)           Purchase option             36,700       -      -      -
                           exercised
Shreveport, LA (1)        Purchase option             45,000       -      -      -
                           exercised
Wichita, KS (1)           Purchase option             50,000       -      -      -
                           exercised
Wichita, KS               Not renewed                 40,000       -      -      -
Cincinnati, OH            Renewal option exercised    32,200    3.69   2.33   1.36
Conroe, TX                In renewal negotiations     75,000       -      -      -
Indianapolis, IN          Renewal option exercised    34,000    4.00   1.50   2.50

         Safeway
-------------------------
Batesville, AR            Renewal option exercised    29,000    6.02   2.33   3.69
Benton, AR                Renewal option exercised    33,500    4.96   1.88   3.07
Carthage, TX              Renewal option exercised    27,700    4.33   0.83   3.51
Little Rock, AR           Renewal option exercised    36,000    6.93   3.06   3.88
Longview, WA              Renewal option exercised    48,700    4.72   1.60   3.12
Mustang, OK               Renewal option exercised    30,200    4.37   0.99   3.38
Ruidoso, NM               Renewal option exercised    38,600    6.28   2.04   4.24
San Ramon, CA             Renewal option exercised    54,000    5.23   3.37   1.86
Springerville, AZ         Renewal option exercised    30,500    5.09   1.02   4.07
Tucson, AZ                Renewal option exercised    41,800    4.93   1.72   3.20
Roswell, NM               In renewal negotiations     36,300       -      -      -
Tulsa, OK                 Renewal option exercised    30,000       -      -      -
                                                   --------- ------- ------ ------

Total                                                987,100 $  2.67 $ 1.05 $ 1.62
                                                   ========= ======= ====== ======


(1 )On February 2, 2009, Kroger exercised its option to purchase these locations for $14.6 million. Fund I's share of the proceeds was $8.1 million.


                         Reporting Supplement
                       As of December 31, 2008 (1)

                           Fund I - Valuation
      -------------------------------------------------------------
                 (in millions, except per share amounts)

                                                                                           Total
                                                                                      ----------------


      Gross asset value                                                               $            46

      Debt                                                                                        (20)
                                                                                      ----------------

      Adjusted debt                                                                                26
                                                                                      ----------------

      Additional Mervyn's return (Original capital already                                          6
       returned)
                                                                                      ----------------

      Total Value Subject to Promote                                                               32
                                                                                      ----------------

      General Partner (Acadia) Promote on Fund I assets             x 20%                           6
                                                                                      ----------------

      Remaining value to be allocated pro-rata to Fund I investors                                 26
       (including Acadia)
                                                                                      ----------------

      Acadia's share                                                x 22.22%                        6
                                                                                      ----------------

      Value of Acadia's interest in remaining Fund I assets                                        12

      Additional promote earned from Brandywine recapitalization                                    -
                                                                                      ----------------

      Total value to Acadia                                                           $            12
                                                                                      ================

                         Recap of Acadia Promote
      ------------------------------------------------------------------------------------------------

      20% General Partner (Acadia) Promote on Fund I assets                           $             6
      20% General Partner (Acadia) Promote on Brandywine                                            -
                                                                                      ----------------
      Total promote                                                                   $             6
                                                                                      ================
      Per share                                                                       $          0.18
                                                                                      ================

      ------------------------------------------------------------------------------------------------

Notes:
------
  1   Fund I valuation is based on September 30, 2008 property appraisals

                                     Reporting Supplement
                                       December 31, 2008

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
----------------------------------------------------------------



Item                        Description
--------------------------------------------------------------------------------------------------------

Date formed                 June 2004

Capital commitment          $300 million

Funding                     $192.0 millionfunded through December 31, 2008

Partnership structure

 Equity Contribution:       20% - Acadia
                            80% - Six institutional investors


           Cash flow        20% - Acadia
        distribution:
                            80% - Six institutional investors

             Promote:       20% to Acadia once all partners (including Acadia) have received 8%
                             preferred return and return of equity

                            Remaining 80% is distributed to all the partners (including Acadia).

Fees to Acadia              Asset management fee equal to 1.5% of total committed capital

                            Property management fee equal to 4% of gross property revenues

                            Market rate leasing fees

                            Market rate construction/project management fees


          Reporting Supplement
           December 31, 2008

                Fund II
           Portfolio Detail
---------------------------------------


                                                                                                               Annualized Base Rent
                                                                                                                per Occupied Square
                                 Gross Leasable Area     Occupancy                  Annualized Base Rent                Foot
                               -----------------------------------------------------------------------------------------------------
                     Ownership Anchors  Shops   Total  Anchors Shops   Total   Anchors     Shops      Total    Anchors Shops  Total
                         %
                     ---------------------------------------------------------------------------------------------------------------

       Midwest
--------------------
Illinois
--------------------
Oakbrook             100 %     112,000       - 112,000 100.00%  0.00% 100.00% $  825,000 $        - $  825,000 $  7.37 $    - $ 7.37

      New York
--------------------
New York
--------------------
Liberty Avenue       98.6%      10,880  15,245  26,125 100.00% 69.99%  82.49%    394,944    385,895    780,839   36.30  36.17  36.23

216th Street         98.6%      60,000       -  60,000 100.00%  0.00% 100.00%  2,340,000    225,000  2,565,000   39.00      -  42.75

161st Street (1)     98.6%     137,334  86,187 223,521 100.00% 66.58%  87.11%  3,337,222  1,193,501  4,530,723   24.30  20.80  23.27
                               ------- ------- ------- ------- ------ ------- ---------- ---------- ---------- ------- ------ ------
   Total New York              208,214 101,432 309,646 100.00% 67.09%  89.22%  6,072,166  1,804,396  7,876,562   29.16  26.51  28.51
                               ------- ------- ------- ------- ------ ------- ---------- ---------- ---------- ------- ------ ------

     Grand Total               320,214 101,432 421,646 100.00% 67.09%  92.08% $6,897,166 $1,804,396 $8,701,562 $ 21.54 $26.51 $22.41
                               ======= ======= ======= ======= ====== ======= ========== ========== ========== ======= ====== ======

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II properties are currently undergoing redevelopment as further detailed under Redevelopment Projects.


New York                 Ownership %
--------------------- -----------------
400 East Fordham Road       98.6%
Pelham Manor Shopping       98.6%
 Center
Sherman Avenue              98.6%
CityPoint                    23%
Atlantic Avenue             100%
Canarsie Plaza              98.6%

(1) Currently operating, but will be redeveloped in the future.

           Reporting Supplement
              December 31, 2008

                   Fund II
                Anchor Detail
----------------------------------------------

                                                                               Annual       Annual
                                                  Square         Lease          Base         Base
            Region/Property/Tenant                Footage     Expiration        Rent       Rent PSF      Options
---------------------------------------------------------------------------------------------------------------------

                   Midwest
                   -------
Illinois
--------
Acadia Oakbrook
Neiman Marcus                                        112,000  10/31/2011           825,000     7.37 (5) 5 Year
                                               -------------               --------------- --------

                   New York
                   --------
New York
--------
Liberty Avenue
CVS                                                   10,880   1/31/2032           394,944    36.30 (4) 5 Year
                                               -------------               --------------- --------

216th Street
New York Dept of Citywide Admin. Services             60,000   9/19/2027         2,340,000    39.00 (1) 15 Year
                                               -------------               --------------- --------

161st Street
City of New York                                     137,334   7/18/2011         3,337,222    24.30 -
                                               -------------               --------------- --------

                Total New York                       208,214                     6,072,166    29.16
                                               -------------               --------------- --------

                Total Anchors                        320,214               $     6,897,166 $  21.54
                                               =============               =============== ========

General note - The above detail does not include space which is currently leased, but for which rent payment has not yet commenced.


   Reporting Supplement
     December 31, 2008

Fund II
Lease Expirations
------------------

                                   Gross Leased Area              Annualized Base Rent
                             -----------------------------     ---------------------------
                             Number               Percent                 Percent  Average
                                of
                              Leases    Square       of                      of      per
                             Expiring   Footage    Total         Amount    Total   Sq. Ft.
                             -----------------------------     ---------------------------

Anchor Tenant Expirations
       2011                         2     249,334   77.86%     $4,162,222   60.34% $ 16.69
       2027                         1      60,000   18.74%      2,340,000   33.93%   39.00
       2032                         1      10,880    3.40%        394,944    5.73%   36.30
                             -------- ----------- --------     ---------- -------- -------
Total Occupied                      4     320,214  100.00%     $6,897,166  100.00% $ 21.54
                             ======== =========== ========     ========== ======== =======

-------------------------------------------------

Total Vacant                                    -
                                      -----------

Total Square Feet                         320,214
                                      ===========

-------------------------------------------------

Shop Tenant Expirations
  Month to Month                    1       6,109    8.98%     $   35,520    1.97% $  5.81
       2011                         3      24,065   35.36%        584,773   32.41%   24.30
       2012                         3      27,205   39.98%        573,208   31.77%   21.07
       2013                         1       4,462    6.56%        167,994    9.31%   37.65
       2022                         1           -    0.00%        225,000   12.47%       -
       2027                         1       6,208    9.12%        217,901   12.08%   35.10
                             -------- ----------- --------     ---------- -------- -------
Total Occupied                     10      68,049  100.00%     $1,804,396  100.00% $ 26.51
                             ======== =========== ========     ========== ======== =======

-------------------------------------------------

Total Vacant                               33,383
                                      -----------

Total Square Feet                         101,432
                                      ===========

-------------------------------------------------

Total Anchor and Shop Tenant
 Expirations
  Month to Month                    1       6,109    1.57%     $   35,520    0.41% $  5.81
       2011                         5     273,399   70.42%      4,746,995   54.54%   17.36
       2012                         3      27,205    7.01%        573,208    6.59%   21.07
       2013                         1       4,462    1.15%        167,994    1.93%   37.65
       2027                         2      66,208   17.05%      2,557,901   29.40%   38.63
       2022                         1           -    0.00%        225,000    2.59%       -
       2032                         1      10,880    2.80%        394,944    4.54%   36.30
                             -------- ----------- --------     ---------- -------- -------
Total Occupied                     14     388,263  100.00%     $8,701,562  100.00% $ 22.41
                             ======== =========== ========     ========== ======== =======

-------------------------------------------------

Total Vacant                               33,383
                                      -----------

Total Square Feet                         421,646
                                      ===========

                              Reporting Supplement
                               December 31, 2008

Acadia Strategic Opportunity Fund III, LLC ("Fund III") - Overview
--------------------------------------------------------------------------------


Item                            Description
--------------------------------------------------------------------------------

Date formed                     May 2007

Capital commitment              $503 million

Funding                         $96.5 million funded through December 31, 2008

Partnership structure

       Equity Contribution:     20% - Acadia
                                80% - 14 institutional investors

    Cash flow distribution:     20% - Acadia
                                80% - 14 institutional investors

                   Promote: 20% to Acadia once all partners (including Acadia) have received 6% preferred return and return of equity

                                Remaining 80% is distributed to all the partners (including Acadia).

Fees to Acadia                  Asset management fee equal to 1.5% of total
                                committed capital

                                Development fee equal to 3% of total project cost

                                Property management fee equal to 4% of gross property revenues

                                Market rate leasing fees

                                Market rate construction/project management fees

Acquisitions                    Sheepshead Bay, Brooklyn, NY and 125 Main
                                Street, Westport, Ct. See Redevelopment
                                Projects.
                                Storage Post Portfolio. See Storage Post
                                Properties.

     Reporting Supplement
      December 31, 2008

           Fund III
 Storage Post Property Detail
------------------------------
                                                               Net
                                                            Rentable
                                                             Square
     Operating Properties                Location             Feet     Occupancy
--------------------------------------------------------------------------------

Stabilized
----------
New Rochelle                      Westchester, New York         42,182
Suffern                             Suffern, New York           79,000
Yonkers                           Westchester, New York        100,811
Jersey City                      Jersey City, New Jersey        76,695
                                                           -----------

Subtotal Stabilized                                            298,688     84.7%
                                                           ----------- ---------

Currently in Lease-up
---------------------
Bruckner Blvd                        Bronx, New York            90,129
Fordham Road                         Bronx, New York            84,405
Webster Ave                          Bronx, New York            36,931
Lawrence                           Lawrence, New York           97,743
Long Island City                    Queens, New York           138,765
Linden                             Linden, New Jersey           84,035
                                                           -----------

Subtotal in Lease-up                                           532,008     67.8%
                                                           ----------- ---------

Total Operating Properties                                     830,696     73.9%
                                                                       =========

Currently under development.
---------------------------
Ridgewood                           Queens, New York            89,900
                                                           -----------

Total Storage Post Portfolio                                   920,596
                                                           ===========

        Reporting Supplement
          December 31, 2008

New York Urban/Infill: Development costs - Construction Complete
----------------------------------------------------------------

                                                        Estimated      Total cost
                                         Estimated        square         to date      Estimated    Total    Debt as of
                                         completion    footage upon    (including       future    project  December 31,
     Property       Anchors/Tenants   of Construction   completion  acquisition cost)    cost      cost        2008     % Leased (2)
------------------------------------------------------------------------------------------------------------------------------------

Fund II                                                                             ($ in millions)
-------                                                                             ---------------

Construction complete
---------------------
                                                                                                                        Retail - 98%
Fordham Plaza       Sears, Walgreens,                                                                                   Office - 33%
                     Best Buy, 24
                     Hour Fitness       1st half 2009       285,000            $112.8      $12.2    $125.0        $80.4
Pelham Manor
 Shopping Center    BJ's Wholesale
 (1)                 Club               2nd half 2009       320,000              57.8          -      57.8         25.3          74%
216th Street        City of New York
                     Dept of General
                     Services             Completed          60,000              27.7          -      27.7         25.5         100%
Liberty Avenue (1)  CVS, Storage Post     Completed         125,000              14.9          -      14.9         11.4         100%
161st Street (3)    Various New York
                     City and State
                     Agencies         To be determined      232,000              52.9       12.1      65.0         30.0          88%
                                                       ------------ ----------------- ---------- --------- ------------
                                                                                                                        Retail - 84%
      Total                                               1,022,000            $266.1      $24.3    $290.4       $172.6 Office - 71%
                                                       ------------ ----------------- ---------- --------- ------------


(1) Fund II acquired a ground lease interest at this property.
(2) Percentage leased excludes the storage component at Pelham Manor and Liberty Avenue.
(3) 161st Street is currently cash flowing with an occupancy rate of 88%. Redevelopment plans for this property are to be determined.

     Reporting Supplement
      December 31, 2008

New York Urban/Infill: Development costs - Construction/Design
--------------------------------------------------------------

                                                                     Estimated      Total cost
                                                     Estimated        square          to date      Estimated   Total    Debt as of
                                                    completion     footage upon     (including      future    project  December 31,
           Property             Anchors/Tenants   of Construction   completion   acquisition cost)   cost      cost        2008
------------------------------------------------------------------------------------------------------------------------------------

Fund II                                                                                              ($ in millions)
-------                                                                                              ---------------

Under Construction
------------------
Atlantic Avenue                 Storage Post       2nd half 2009         110,000             $12.6     $10.4     $23.0          $3.3
                                                                   ------------- ----------------- --------- --------- -------------

In Design
---------
Canarsie Plaza (1)              To be determined  To be determined       323,000              23.4      26.6      50.0             -
Sherman Avenue                  To be determined  To be determined       216,000              29.6      25.4      55.0          19.0
CityPoint (2)                   Target            To be determined       418,750              42.3     186.5     228.8           8.2
                                                                   ------------- ----------------- --------- --------- -------------
          Sub-total                                                      957,750              95.3     238.5     333.8          27.2
                                                                   ------------- ----------------- --------- --------- -------------

Total Construction/Design                                              1,067,750            $107.9    $248.9    $356.8         $30.5
                                                                   ------------- ----------------- --------- --------- -------------

Fund III
--------

In Design
---------
Sheepshead Bay                  To be determined  To be determined       240,000             $21.9     $87.1    $109.0            $-
125 Main Street (Westport, CT)  To be determined  To be determined        30,000              17.4       5.6      23.0             -
                                                                   ------------- ----------------- --------- --------- -------------
Total Design                                                             270,000             $39.3     $92.7    $132.0            $-
                                                                   ------------- ----------------- --------- --------- -------------

(1) Cost to date is net of lease termination income from Home Depot.
(2) Fund II, along with P/A Associates, Washington Square Partner and MacFarlane Partners are co-developing the retail and office components at CityPoint. Amounts represent Fund II's pro-rata share.

       Reporting Supplement
        December 31, 2008

Retailer Controlled Property ("RCP") Venture - Overview
-------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***



Item                          Description
--------------------------------------------------------------------------------

Date formed                   January 2004

Targeted investments          The Venture has been formed to invest in surplus
                              or distressed properties owned or controlled by retailers

Current Investments           Mervyns Department Stores - All capital has been
                              returned
                              Albertson's - All capital has been returned
                              ShopKo - All capital has been returned
                              Rex, Marsh Supermarkets, four Albertsons add-on investments, Newkirk, Camellia, Colorado Springs and Visalia.
                              three Marsh add-on investments, Ameristop, Lil
                              Cricket and C-Stores and a Mervyns add-on, Napa, CA.
Partnership structure

       Equity Contribution:   Up to $300 million of total equity

                              Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                              80% - Klaff Realty LP and Lubert-Adler

    Cash flow distribution:   20% - AKR Funds
                              80% - Four institutional investors

                   Promote: 20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                              Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                Property management fees

                              Market rate leasing fees and construction/project management

                              Disposition fees

   Reporting Supplement
    December 31, 2008

Retailer Controlled Property ("RCP") Venture - Investments
----------------------------------------------------------

The following table summarizes the RCP Venture investments from inception through December 31, 2008:

                                                              Year      Invested                  Equity
         Investor                     Investment            acquired     capital   Distributions Multiple
-------------------------- -------------------------------- ---------  ----------- ------------- ----------
 Mervyns I and Mervyns II              Mervyns                   2004      $23,906       $45,966       1.9X

        Mervyns II                  Mervyns Realco               2007        2,155             -         -

 Mervyns I and Mervyns II     Mervyns add-on investments         2005        3,086         1,342       0.4X

        Mervyns II                   Albertson's                 2006       20,717        63,833       3.1X

        Mervyns II          Albertson's add-on investments   2006/2007       2,765           827       0.3X

         Fund II                        Shopko                   2006        1,100         1,100       1.0X

         Fund II                        Marsh                    2006          667             -         -

         Fund II               Marsh add-on investments          2008        2,000         1,010       0.5X

        Mervyns II                       Rex                     2007        2,701             -         -
                                                                       ----------- ------------- ---------

          Total                                                            $59,097      $114,078       1.9X
                                                                       =========== ============= =========

-----------------------------------------------------------------------------------------------------------
In connection with its RCP Venture, in September 2004, Acadia Mervyns Investors I, LLC ("Mervyns I") and
Acadia Mervyns Investors II, LLC ("Mervyns II") participated in the acquisition of the Mervyns Department
Store chain consisting of 262 stores ("REALCO") and its retail operation ("OPCO") from Target Corporation for a total price of $1.2 billion. Mervyns I and II invested $23.2 million for approximately a 5.2%
interest in REALCO and a 2.5% interest in OPCO, equally split between Mervyns I and II.

To date, through a series of transactions, REALCO has disposed of a significant portion of the portfolio.
Furthermore, during November 2007, Mervyns I and II sold their interest in OPCO and, as a result, have no further direct OPCO exposure.
-----------------------------------------------------------------------------------------------------------


       QUARTERLY SUPPLEMENTAL DISCLOSURE
               December 31, 2008
  Core Portfolio Retail Properties - Detail
  -----------------------------------------
                                                                                                               Annualized Base Rent
                                                                                                               per Occupied Square
                          Gross Leasable Area         Occupancy                   Annualized Base Rent                  Foot
                     ----------------------------- --------------- ------- ----------------------------------- ---------------------
                      Anchors    Shops     Total   Anchors  Shops   Total    Anchors      Shops       Total    Anchors Shops  Total
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
                  Acadia's
                  interest
              ----------------
  New York
-------------

Connecticut
-----------
239 Greenwich
 Avenue( 1)    75.0%    16,834         -    16,834 100.00%       - 100.00%  $1,397,621          $-  $1,397,621  $83.02     $- $83.02
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

New Jersey
----------
Elmwood Park
 Shopping
 Center       100.0%    62,610    86,881   149,491 100.00% 100.00% 100.00%   1,390,460   2,189,727   3,580,187   22.21  25.20  23.95
A & P
 Shopping
 Plaza         60.0%    49,463    13,445    62,908 100.00% 100.00% 100.00%     900,000     359,316   1,259,316   18.20  26.72  20.02
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
Total - New
    Jersey             112,073   100,326   212,399 100.00% 100.00% 100.00%   2,290,460   2,549,043   4,839,503   20.44  25.41  22.78
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

New York
--------
Village
 Commons
 Shopping
 Center       100.0%     3,891    83,346    87,237   0.00%  90.57%  86.53%           -   2,291,546   2,291,546       -  30.36  30.36
Branch Plaza  100.0%    74,050    51,701   125,751 100.00% 100.00% 100.00%   1,212,640   1,478,771   2,691,411   16.38  28.60  21.40
Amboy Road    100.0%    46,964    16,326    63,290 100.00% 100.00% 100.00%   1,052,068     811,136   1,863,204   22.40  49.68  29.44
Bartow Avenue 100.0%         -    14,676    14,676       -  76.29%  76.29%           -     336,665     336,665       -  30.06  30.06
Pacesetter
 Park
 Shopping
 Center       100.0%    52,052    44,382    96,434 100.00%  85.68%  93.41%     383,168     754,474   1,137,642    7.36  19.84  12.63
2914 Third
 Avenue       100.0%    33,500     8,900    42,400 100.00% 100.00% 100.00%     550,000     325,028     875,028   16.42  36.52  20.64
LA Fitness    100.0%    55,000         -    55,000 100.00%       - 100.00%   1,265,000           -   1,265,000   23.00      -  23.00
West 54th
 Street       100.0%     4,211     5,784     9,995 100.00%  94.50%  96.82%   1,349,829   1,509,782   2,859,611  320.55 276.22 295.51
East 17th
 Street       100.0%    19,622         -    19,622 100.00%   0.00% 100.00%     625,000           -     625,000   31.85      -  31.85
Crossroads
 Shopping
 Center        49.0%   210,114   100,600   310,714 100.00%  86.61%  95.66%   2,533,929   3,443,033   5,976,962   12.06  39.52  20.11
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
Total - New
     York              499,404   325,715   825,119  99.22%  90.33%  95.71%   8,971,634  10,950,435  19,922,069   18.11  37.22  25.23
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

 Total New
     York              628,311   426,041 1,054,352  99.38%  92.61%  96.64%  12,659,715  13,499,478  26,159,193   20.27  34.21  25.67
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------


 New England
 -----------

Connecticut
-----------
Town Line
 Plaza( 2)    100.0%   163,159    43,187   206,346 100.00% 100.00% 100.00%     937,000     733,620   1,670,620   14.23  16.99  15.32
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Massachusetts
-------------
Methuen
 Shopping
 Center       100.0%   120,004    10,017   130,021 100.00% 100.00% 100.00%     736,464     222,225     958,689    6.14  22.18   7.37
Crescent
 Plaza        100.0%   156,985    61,156   218,141 100.00%  81.40%  94.79%   1,178,872     519,157   1,698,029    7.51  10.43   8.21
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
Total -
Massachusetts          276,989    71,173   348,162 100.00%  84.02%  96.73%   1,915,336     741,382   2,656,718    6.91  12.40   7.89
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

New York
--------
New Loudon
 Center       100.0%   251,211     4,615   255,826 100.00% 100.00% 100.00%   1,598,532     115,173   1,713,705    6.36  24.96   6.70
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Rhode Island
------------
Walnut Hill
 Plaza        100.0%   121,892   162,825   284,717 100.00%  91.45%  95.11%     935,920   1,382,515   2,318,435    7.68   9.28   8.56
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Vermont
-------
The Gateway
 Shopping
 Center       100.0%    73,184    28,600   101,784 100.00%  84.38%  95.61%   1,353,904     511,252   1,865,156   18.50  21.19  19.17
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

 Total New
   England             886,435   310,400 1,196,835 100.00%  90.41%  97.51%   6,740,692   3,483,942  10,224,634    8.54  12.41   9.56
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet.
Residential activities are not included above.
(2) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.



       QUARTERLY SUPPLEMENTAL DISCLOSURE
               December 31, 2008
  Core Portfolio Retail Properties - Detail
  -----------------------------------------

Core Portfolio    Acadia's
(continued):      interest
              ----------------

   Midwest
   -------
Illinois
--------
Hobson West
 Plaza        100.0%    51,692    47,446    99,138 100.00%  93.66%  96.97%    $225,436    $986,903  $1,212,339   $4.36 $22.21 $12.61
Clark
 Diversey     100.0%         -    19,265    19,265       - 100.00% 100.00%           -     820,501     820,501       -  42.59  42.59
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
  Total -
   Illinois             51,692    66,711   118,403 100.00%  95.49%  97.46%     225,436   1,807,404   2,032,840    4.36  28.37  17.62

Indiana
-------
Merrillville
 Plaza        100.0%   145,266    89,901   235,167 100.00%  86.26%  94.75%   1,563,627   1,293,348   2,856,975   10.76  16.68  12.82

Michigan
--------
Bloomfield
 Towne Square 100.0%   152,944    79,237   232,181  82.04%  95.50%  86.63%     988,348   1,469,118   2,457,466    7.88  19.41  12.22

Ohio
----
Mad River
 Station (1)  100.0%    68,296    87,544   155,840 100.00%  67.79%  81.91%     802,719     814,074   1,616,793   11.75  13.72  12.67
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Total Midwest          418,198   323,393   741,591  93.43%  85.43%  89.94%   3,580,130   5,383,944   8,964,074    9.16  19.49  13.44
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Mid-Atlantic
------------
New Jersey
----------
Marketplace
 of Absecon   100.0%    58,031    46,687   104,718 100.00%  97.24%  98.77%     984,014     721,117   1,705,131   16.96  15.88  16.49
Ledgewood
 Mall         100.0%   370,969   146,182   517,151  91.03%  53.93%  80.54%   2,548,390   1,068,822   3,617,212    7.55  13.56   8.68
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
Total - New
    Jersey             429,000   192,869   621,869  92.24%  64.41%  83.61%   3,532,404   1,789,939   5,322,343    8.93  14.41  10.24
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Delaware
--------
Brandywine
 Town Center   22.2%   839,624    35,284   874,908  97.20%  98.68%  97.26%  12,586,503     586,393  13,172,895   15.42  16.84  15.48
Market Square
 Shopping
 Center        22.2%    42,850    59,936   102,786 100.00%  87.92%  92.96%     671,888   1,551,074   2,222,962   15.68  29.43  23.27
Naamans Road   22.2%         -    19,970    19,970   0.00%  54.94%  54.94%           -     583,320     583,320       -  53.17  53.17
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
  Total -
   Delaware            882,474   115,190   997,664  97.34%  85.50%  95.97%  13,258,391   2,720,787  15,979,177   15.44  27.63  16.69
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

Pennsylvania
------------
Blackman
 Plaza        100.0%   112,051    13,213   125,264 100.00%  28.97%  92.51%     268,519      20,400     288,919    2.40   5.33   2.49
Mark Plaza    100.0%   157,595    58,806   216,401 100.00%  49.48%  86.27%     652,095     220,106     872,201    4.14   7.56   4.67
Plaza 422     100.0%   139,968    16,311   156,279 100.00%  25.32%  92.21%     612,939      36,500     649,439    4.38   8.84   4.51
Route 6 Plaza 100.0%   146,498    29,021   175,519 100.00% 100.00% 100.00%     806,351     325,984   1,132,335    5.50  11.23   6.45
Chestnut Hill
 (2)          100.0%    31,420     9,150    40,570 100.00% 100.00% 100.00%     992,344     304,028   1,296,372   31.58  33.23  31.95
Abington
 Towne Center
 (3)          100.0%   184,616    31,742   216,358 100.00%  89.80%  98.50%     270,000     673,343     943,343   10.00  23.62  17.00
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
  Total -
 Pennsylvania          772,148   158,243   930,391 100.00%  65.55%  94.14%   3,602,248   1,580,361   5,182,609    5.86  15.24   7.22
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

 Total Mid-
   Atlantic          2,083,622   466,302 2,549,924  97.28%  70.01%  92.29%  20,393,043   6,091,087  26,484,129   10.91  18.66  12.06
                     --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

 Total Core
  Properties         4,016,566 1,526,136 5,542,702  97.81%  83.74%  93.93% $43,373,580 $28,458,451 $71,832,030  $11.81 $22.27 $14.51
                     ========= ========= ========= ======= ======= ======= =========== =========== =========== ======= ====== ======
 Total Core
 Properties -
 weighted based on
 ownership interest
         (4)         3,199,026 1,379,857 4,578,883  97.82%  83.45%  93.49%  31,059,494  24,442,550  55,502,044   $9.93 $21.23 $12.97
                     ========= ========= ========= ======= ======= ======= =========== =========== =========== ======= ====== ======

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
(1) The GLA for this property includes 28,205 square feet of office space.
(2) This consists of two separate buildings.
(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(4) Weighted based on Acadia's ownership interest in the properties.

       Reporting Supplement
        December 31, 2008


Core Portfolio Retail Properties by State - Summary
---------------------------------------------------

                                                                               Gross Leasable Area               Occupancy
                                                                         --------------------------------------------------------
                                    Ownership    Percent of   Number of
                                        %       base rent (1) properties Anchors (2)   Shops     Total   Anchors   Shops   Total
                                   ------------ ------------- ---------- ----------- --------- --------- -------- ------- -------

Connecticut                               75.0%          4.9%          2     179,993    43,187   223,180  100.00% 100.00% 100.00%

Delaware                                  22.2%          6.2%          3     882,474   115,190   997,664   97.34%  85.50%  95.97%

Illinois                                 100.0%          3.7%          2      51,692    66,711   118,403  100.00%  95.49%  97.46%

Indiana                                  100.0%          5.1%          1     145,266    89,901   235,167  100.00%  86.26%  94.75%

Massachusetts                            100.0%          4.8%          2     276,989    71,173   348,162  100.00%  84.02%  96.73%

Michigan                                 100.0%          4.4%          1     152,944    79,237   232,181   82.04%  95.50%  86.63%

New Jersey                                89.6%         17.4%          4     541,073   293,195   834,268   93.85%  76.59%  87.78%

New York                                  84.7%         33.6%         11     750,615   330,330 1,080,945   99.48%  90.47%  96.73%

Ohio                                     100.0%          2.9%          1      68,296    87,544   155,840  100.00%  67.79%  81.91%

Pennsylvania                             100.0%          9.4%          6     772,148   158,243   930,391  100.00%  65.55%  94.14%

Rhode Island                             100.0%          4.2%          1     121,892   162,825   284,717  100.00%  91.45%  95.11%

Vermont                                  100.0%          3.4%          1      73,184    28,600   101,784  100.00%  84.38%  95.61%
                                                ------------- ---------- ----------- --------- --------- -------- ------- -------

      Total - Core Portfolio                           100.0%         35   4,016,566 1,526,136 5,542,702   97.81%  83.74%  93.93%
                                                ============= ========== =========== ========= ========= ======== ======= =======

  Reporting Supplement
   December 31, 2008

Core Portfolio Retail Properties by State - Summary
---------------------------------------------------

                                                                              Annualized Base Rent
                                    Annualized Base Rent                    per Occupied Square Foot
                        ------------------------------------------- ----------------------------------------

                            Anchors         Shops         Total        Anchors        Shops        Totals
                        --------------- ------------- ------------- ------------- ------------- ------------



Connecticut                  $2,334,621      $733,620    $3,068,241        $28.23        $16.99       $24.37

Delaware                     13,258,391     2,720,787    15,979,177         15.44         27.63        16.69

Illinois                        225,436     1,807,404     2,032,840          4.36         28.37        17.62

Indiana                       1,563,627     1,293,348     2,856,975         10.76         16.68        12.82

Massachusetts                 1,915,336       741,382     2,656,718          6.91         12.40         7.89

Michigan                        988,348     1,469,118     2,457,466          7.88         19.41        12.22

New Jersey                    5,822,864     4,338,982    10,161,846         11.47         19.32        13.88

New York                     10,570,166    11,065,608    21,635,774         14.16         37.03        20.69

Ohio                            802,719       814,074     1,616,793         11.75         13.72        12.67

Pennsylvania                  3,602,248     1,580,361     5,182,609          5.86         15.24         7.22

Rhode Island                    935,920     1,382,515     2,318,435          7.68          9.28         8.56

Vermont                       1,353,904       511,252     1,865,156         18.50         21.19        19.17
                        --------------- ------------- ------------- ------------- ------------- ------------

 Total - Core Portfolio     $43,373,580   $28,458,451   $71,832,030        $11.81        $22.27       $14.51
                        =============== ============= ============= ============= ============= ============

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

            Reporting Supplement
            December 31, 2008

               Core Portfolio Top Tenants - Ranked by Annualized Base Rent (2)
               ---------------------------------------------------------------

                                                                                                             Percentage of Total
                                                                                                               Represented by
                                                Wholly Owned         Joint Ventures          Combined            Retail Tenant
                                  Number of --------------------- -------------------- --------------------- --------------------
                                  stores in           Annualized            Annualized           Annualized    Total   Annualized
                  Retail          combined    Total       Base      Total      Base      Total       Base    Portfolio    Base
Ranking           Tenant          portfolio    GLA     Rent (1)      GLA     Rent (1)     GLA     Rent (1)    GLA (2)   Rent (1)
-------- ------------------------ --------- --------- ----------- --------- ---------- --------- ----------- --------- ----------

       1  A&P/Waldbaum's/Pathmark         5   197,502  $3,613,840    18,722   $246,960   216,224  $3,860,800      4.7%       7.0%

       2 Supervalu (Shaws)                4   220,625   3,049,488         -          -   220,625   3,049,488      4.8%       5.5%

       3 TJX Companies                    9   230,627   1,765,051    19,144    344,750   249,771   2,109,801      5.5%       3.8%
           -- T.J. Maxx                   4    88,200     726,300     6,927     88,189    95,127     814,489      2.1%       1.5%
           -- Marshalls                   3   102,781     731,494         -          -   102,781     731,494      2.2%       1.3%
           -- Homegoods                   2    39,646     307,257    12,217    256,561    51,863     563,818      1.1%       1.0%

       4 Sears                            5   390,270   1,355,279    49,355    277,463   439,625   1,632,742      9.6%       2.9%
           -- Kmart                       4   329,570   1,097,279    49,355    277,463   378,925   1,374,742      8.3%       2.5%
           -- Sears                       1    60,700     258,000         -          -    60,700     258,000      1.3%       0.5%

       5 Wal-Mart                         2   210,114   1,515,409         -          -   210,114   1,515,409      4.6%       2.7%

       6 Stage Deli                       1     4,211   1,349,829         -          -     4,211   1,349,829      0.1%       2.4%

       7 Ahold (Stop and Shop)            2   117,911   1,320,168         -          -   117,911   1,320,168      2.6%       2.4%

       8 Home Depot                       2   211,003   1,069,432         -          -   211,003   1,069,432      4.6%       1.9%

       9 Barnes & Noble                   3    32,122     849,000     6,091    194,902    38,213   1,043,902      0.8%       1.9%

      10 Sleepy's                         5    40,119     847,674         -          -    40,119     847,674      0.9%       1.5%

      11 Price Chopper                    1    77,450     802,105         -          -    77,450     802,105      1.7%       1.4%
      12 Restoration Hardware             1     9,220     780,864         -          -     9,220     780,864      0.2%       1.4%
         Federated Department
      13  Stores (Macy's)                 1    73,349     651,245         -          -    73,349     651,245      1.6%       1.2%
      14 JC Penney                        1    50,000     544,500         -          -    50,000     544,500      1.1%       1.0%
      15 Payless Shoesource               8    26,225     484,013     1,514     52,994    27,739     537,007      0.6%       1.0%
      16 Rite Aid                         3    32,142     511,565         -          -    32,142     511,565      0.7%       0.9%
      17 Express                          1    12,882     510,344         -          -    12,882     510,344      0.3%       0.9%
      18 Border's                         1    18,538     482,000         -          -    18,538     482,000      0.4%       0.9%
      19 Hallmark Cards                   5    28,863     477,528         -          -    28,863     477,528      0.6%       0.9%
      20 Redner's Market's                1    52,639     447,432         -          -    52,639     447,432      1.1%       0.8%
                                  --------- --------- ----------- --------- ---------- --------- ----------- --------- ----------

                  Total                  61 2,035,812 $22,426,766    94,826 $1,117,069 2,130,638 $23,543,835     46.5%      42.6%
                                  ========= ========= =========== ========= ========== ========= =========== ========= ==========

         (1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

         (2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of
          Brandywine and Crossroads.

           Reporting Supplement
            December 31, 2008

   Core Portfolio Retail Anchor Detail
------------------------------------------

                                                                                Annual         Annual
           Property/Tenant Name                 Square            Lease          Base           Base
             (Type of Center)                   Footage        Expiration        Rent         Rent PSF            Options
------------------------------------------ -----------------  -------------  -------------  -------------  ----------------------


                 New York
                 --------
Connecticut
-----------
239 Greenwich Ave., Greenwich
Coach                                                  4,541      1/31/2016        356,469          78.50  (1) 5 Year
Restoration Hardware                                  12,293      9/30/2014      1,041,152          84.69  (2) 5 Years
                                           -----------------                 -------------  -------------
                                                      16,834                     1,397,621          83.02
                                           -----------------                 -------------  -------------

New Jersey
----------
Elmwood Park Shopping Center, Elmwood Park
Walgreens                                             14,837      5/31/2022        435,000          29.32  (8) 5 Year
Pathmark (A&P)                                        47,773     11/30/2017        955,460          20.00  (7) 5 Year
                                           -----------------                 -------------  -------------
                                                      62,610                     1,390,460          22.21
                                           -----------------                 -------------  -------------

A&P Shopping Plaza, Boonton
A&P                                                   49,463     10/26/2024        900,000          18.20  (9) 5 Year
                                           -----------------                 -------------  -------------

New York
--------
Branch Plaza, Smithtown
CVS                                                   11,050      5/31/2010        199,580          18.06                       -
A&P                                                   63,000     11/30/2013      1,013,060          16.08  (3) 5 Year
                                           -----------------                 -------------  -------------
                                                      74,050                     1,212,640          16.38
                                           -----------------                 -------------  -------------
Amboy Shopping Center, Staten Island
King Kullen                                           37,266       7/6/2028        745,320          20.00                       -
Duane Reade                                            9,698      8/31/2013        306,748          31.63  (1) 5 Year
                                           -----------------                 -------------  -------------
                                                      46,964                     1,052,068          22.40
                                           -----------------                 -------------  -------------

Pacesetter Park Shopping Center, Pomona
Stop & Shop                                           52,052      8/31/2020        383,168           7.36  (2) 10 Year
                                           -----------------                 -------------  -------------

2914 Third Avenue
Dr. J's                                               33,500      1/31/2021        550,000          16.42
                                           -----------------                 -------------  -------------

LA Fitness, Staten Island
LA Fitness                                            55,000      1/31/2021      1,265,000          23.00
                                           -----------------                 -------------  -------------

West 54th Street
Stage Deli                                             4,211      3/31/2013      1,349,829         320.55
                                           -----------------                 -------------  -------------

East 17th Street
Barnes & Noble                                        19,622      4/30/2011        625,000          31.85  (1) 5 Year
                                           -----------------                 -------------  -------------

Crossroads Shopping Center, White Plains
Kmart                                                100,725      1/31/2012        566,250          $5.62  (4) 5 Year
Waldbaum's (A&P)                                      38,208     12/31/2012        504,000          13.19  (4) 5 Year
Barnes & Noble                                        12,430      5/28/2012        397,760          32.00  (2) 5 Year
Pier 1                                                 8,818      2/29/2012        348,576          39.53                       -
Modell's                                              25,000      2/28/2009        193,750           7.75  (2) 5 Year
Home Goods                                            24,933     11/30/2018        523,593          21.00  (3) 5 Year
                                           -----------------                 -------------  -------------
                                                     210,114                     2,533,929          12.06
                                           -----------------                 -------------  -------------

              Total New York                         624,420                    12,659,715          20.27
                                           -----------------                 -------------  -------------

Retail Anchor Properties- Core Portfolio (continued)
----------------------------------------------------

               New England
               -----------
Connecticut
-----------
Town Line Plaza, Rocky Hill
Wal*Mart( 1)                                          97,300              -             $-             $-  REA Agreement
Super Stop & Shop (Ahold)                             65,859     11/30/2024        937,000          14.23  (8) 5 Year
                                           -----------------                 -------------  -------------
                                                     163,159                       937,000          14.23
                                           -----------------                 -------------  -------------
(1) This space is contiguous to the Company's property and is not owned by the Company.

Massachusetts
-------------
Methuen Shopping Center, Methuen
Demoulas Super Markets                                30,460      1/31/2010        109,656           3.60  (1) 5 Year
Wal*Mart                                              89,544      1/31/2012        626,808           7.00  (8) 5 Year
                                           -----------------                 -------------  -------------
                                                     120,004                       736,464           6.14
                                           -----------------                 -------------  -------------

Crescent Plaza, Brockton
Home Depot                                           106,760     10/31/2021        661,912           6.20  (7) 5 Year
Supervalu                                             50,225     12/31/2012        516,960          10.29  (6) 5 Year
                                           -----------------                 -------------  -------------
                                                     156,985                     1,178,872           7.51
                                           -----------------                 -------------  -------------

New York
--------
New Loudon Center, Latham
Bon Ton                                               65,365       2/1/2014        261,460           4.00  (4) 5 Year
Marshalls                                             37,212      1/31/2014        158,150           4.25  (3) 5 Year
Price Chopper                                         77,450      5/31/2015        802,105          10.36  (4) 5 Year
A.C. Moore                                            21,520      4/30/2009        221,226          10.28  (3) 5 Year
Raymours Furniture Co                                 49,664      4/30/2019        155,591           3.13  (3) 5 Year
                                           -----------------                 -------------  -------------
                                                     251,211                     1,598,532           6.36
                                           -----------------                 -------------  -------------

Rhode Island
------------
Walnut Hill Plaza, Woonsocket
Sears                                                 60,700      8/31/2013        258,000           4.25  (4) 5 Year
CVS                                                    8,800      1/31/2009        154,000          17.50  (1) 5 Year
Supervalu                                             52,392     12/31/2013        523,920          10.00  (3) 5 Year
                                           -----------------                 -------------  -------------
                                                     121,892                       935,920           7.68
                                           -----------------                 -------------  -------------

Vermont
-------
Gateway Shopping Center, N. Burlington
Supervalu                                             73,184      3/31/2024      1,353,904          18.50  (5) 5 Yr. & (1) 4 Yr.
                                           -----------------                 -------------  -------------

            Total New England                        886,435                     6,740,692           8.54
                                           -----------------                 -------------  -------------
Midwest
-------
Illinois
--------
Hobson West Plaza, Naperville
Garden Fresh Markets                                  51,692     11/30/2012        225,436           4.36  (4) 5 Year
                                           -----------------                 -------------  -------------

Indiana
-------
Merrillville Plaza, Merrillville
K & G Fashion Superstore                              21,500     10/15/2017        269,647          12.54  (2) 5 Year
JC Penney                                             50,000      1/31/2013        544,500          10.89  (1) 5 Year
Officemax                                             26,157      8/31/2013        235,413           9.00  (3) 5 Year
Pier I                                                 9,143      1/31/2009        128,002          14.00                       -
David's Bridal                                        13,266     11/19/2010        190,765          14.38  (2) 5 Year
TJ Maxx                                               25,200      1/31/2009        195,300           7.75
                                           -----------------                 -------------  -------------
                                                     145,266                     1,563,627          10.76
                                           -----------------                 -------------  -------------


Michigan
--------
Bloomfield Town Square, Bloomfield Hills
HomeGoods                                             39,646      5/31/2010        307,257           7.75  (2) 5 Year
Officemax                                             21,500      6/30/2010        193,500           9.00  (3) 5 Year
Marshalls                                             28,324      9/30/2011        226,592           8.00  (3) 5 Year
TJ Maxx                                               36,000      1/31/2009        261,000           7.25  (1) 5 Year
                                           -----------------                 -------------  -------------
                                                     125,470                       988,349           7.88
                                           -----------------                 -------------  -------------

Ohio
----
Mad River Station, Dayton
Babies 'R' Us                                         33,147      2/28/2010        260,204           7.85  (2) 5 Year
Pier I                                                10,111      2/28/2010        227,037          22.45                       -
Office Depot                                          25,038      8/31/2010        315,478          12.60                       -
                                           -----------------                 -------------  -------------
                                                      68,296                       802,719          11.75
                                           -----------------                 -------------  -------------

              Total Midwest                          390,724                     3,580,131           9.16
                                           -----------------                 -------------  -------------

Retail Anchor Properties- Core Portfilio (continued)
----------------------------------------------------
Mid-Atlantic
------------
New Jersey
----------
Marketplace of Absecon, Absecon
Rite Aid                                              13,207      8/30/2020        329,310          24.93  (4) 5 Year
Supervalu                                             44,824      4/30/2015        654,704          14.61
                                           -----------------                 -------------  -------------
                                                      58,031                       984,014          16.96
                                           -----------------                 -------------  -------------

Ledgewood Mall, Ledgewood
Ashley Furniture                                      41,806     12/31/2010        212,793           5.09  (2) 5 Year
Barnes & Noble                                        12,500      1/31/2010        224,000          17.92  (5) 5 Year
Marshalls                                             37,245      9/30/2014        346,751           9.31  (4) 5 Year
The Sports Authority                                  52,205      5/31/2012        225,000           4.31  (5) 5 Year
Macy's Department Store (Federated)                   73,349      1/31/2010        651,245           8.88  (3) 5 Year
Wal*Mart                                             120,570      3/31/2019        888,601           7.37  (6) 5 Year
                                           -----------------                 -------------  -------------
                                                     337,675                     2,548,390           7.55
                                           -----------------                 -------------  -------------


Delaware
--------
Brandywine Town Center, Wilmington
Lowe's Home Centers                                  140,000      8/31/2018      2,117,500          15.13  (6) 5 Year
Target                                               138,000      1/31/2018        800,000           5.80  (4) 10 Year
Target expansion                                      27,716      1/31/2011        304,876          11.00  (1) 7 Year & (10) 5 year
Access Group                                          76,458      5/31/2015      1,610,205          21.06  (2) 5 Year
Regal Cinemas                                         65,641       6/1/2017        861,210          13.12  (4) 5 Year
Bed, Bath & Beyond                                    50,977      1/31/2014        955,495          18.74  (3) 5 Year
Dick's Sporting Goods                                 50,000      5/31/2013        700,000          14.00  (3) 5 Year
Christmas Tree Shops                                  48,000      1/31/2028        540,000          11.25  (4) 5 Year
Michaels                                              24,876      2/28/2011        572,148          23.00  (3) 5 Year
Old Navy (The Gap)                                    24,631      4/30/2011        617,745          25.08  (1) 5 Year
Petsmart                                              23,963      6/30/2017        479,257          20.00  (5) 5 Year
Thomasville Furniture                                 18,893     12/31/2011        494,832          26.19  (10) 1 Year
World Market                                          20,310      1/31/2015        406,200          20.00
Transunion Settlement                                 43,307      3/31/2013        995,742          22.99  (5) 1 Year
Drexel Heritage                                       16,525     12/31/2016        396,600          24.00  (2) 5 Year
Lane Home Furnishings                                 21,827     10/31/2015        409,693          18.77
MJM Designer                                          25,000      9/30/2015        325,000          13.00  (4) 5 Year
                                           -----------------                 -------------  -------------
                                                     816,124                    12,586,503          15.42
                                           -----------------                 -------------  -------------

Market Square Shopping Center Wilmington
Trader Joe's                                          11,675      1/31/2019        275,000          23.55  (3) 5 Year
TJ Maxx                                               31,175      1/31/2011        396,888          12.73  (1) 5 Year
                                           -----------------                 -------------  -------------
                                                      42,850                       671,888          15.68
                                           -----------------                 -------------  -------------

Pennsylvania
------------

Blackman Plaza, Wilkes-Barre
Rite Aid                                               7,095      7/31/2016         63,855           9.00                       -
Kmart                                                104,956     10/31/2009        204,664           1.95  (8) 5 Year
                                           -----------------                 -------------  -------------
                                                     112,051                       268,519           2.40
                                           -----------------                 -------------  -------------

Mark Plaza, Edwardsville
Kmart                                                104,956     10/31/2009        204,664           1.95  (8) 5 Year
Redner's Market                                       52,639      5/31/2018        447,431           8.50  (2) 5 Year
                                           -----------------                 -------------  -------------
                                                     157,595                       652,095           4.14
                                           -----------------                 -------------  -------------

Plaza 422, Lebanon
Home Depot                                           104,243     12/31/2028        407,520           3.91  (6) 5 Year
Dunham's                                              35,725      1/31/2016        205,419           5.75  (3) 5 Year
                                           -----------------                 -------------  -------------
                                                     139,968                       612,939           4.38
                                           -----------------                 -------------  -------------

Route 6 Mall, Honesdale
Rite Aid                                              11,840      1/31/2011        118,400          10.00  (3) 5 Year
Fashion Bug                                           15,000      1/31/2016              -              -                       -
Kmart                                                119,658      4/30/2020        687,951           5.75  (10) 5 Year
                                           -----------------                 -------------  -------------
                                                     146,498                       806,351           5.50
                                           -----------------                 -------------  -------------

Abington Town Center, Abington
TJ Maxx                                               27,000     11/30/2010       $270,000         $10.00  (2) 5 Year
Target( 1)                                           157,616              -              -              -  Condominium Agreement
                                           -----------------                 -------------  -------------
                                                     184,616                       270,000          10.00
                                           -----------------                 -------------  -------------

Chestnut Hill Shoppes, Philadelphia
Express                                               12,882      1/31/2009       $510,344         $39.62
Borders Books                                         18,538      1/31/2010        482,000          26.00  (2) 5 Year
                                           -----------------                 -------------  -------------
                                                      31,420                       992,344          31.58
                                           -----------------                 -------------  -------------

            Total Mid-Atlantic                     2,026,828                    20,393,043          10.91
                                           -----------------                 -------------  -------------


Total Core Portfolio Retail Anchor
 Properties                                        3,928,407                   $43,373,580         $11.81
                                           =================                 =============  =============

(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.

    Reporting Supplement
      December 31, 2008

         Core Portfolio Anchor Lease Expirations - Next 4 Years
----------------------------------------------------------------------------

                                                        Gross Leased Area              Annualized Base Rent
                                                      ----------------------    ----------------------------------
                                                                   Percent                    Percent    Average
                                                        Square       of                         of         per
           Center                     Anchor           footage   all anchors      Amount    all anchors  Sq. Ft.
----------------------------- ----------------------- ---------- -------------------------- ----------- ----------

            2009
Crossroads Shopping Center    Modell's                    25,000       0.68%        193,750       0.45%       7.75
Chestnut Hill                 Express                     12,882       0.35%        510,344       1.18%      39.62
Bloomfield Town Square        TJ Maxx                     36,000       0.98%        261,000       0.60%       7.25
Walnut Hill Plaza             CVS                          8,800       0.24%        154,000       0.36%      17.50
Merrillville Plaza            Pier I                       9,143       0.25%        128,002       0.30%      14.00
Merrillville Plaza            TJ Maxx                     25,200       0.69%        195,300       0.45%       7.75
New Loudon Center             AC Moore Arts & Crafts      21,520       0.59%        221,226       0.51%      10.28
Blackman Plaza                Kmart                      104,956       2.86%        204,664       0.47%       1.95
Mark Plaza                    Kmart                      104,956       2.86%        204,664       0.47%       1.95
                                                      ---------- -----------    ----------- ----------- ----------
                                    Total 2009           348,457       9.50%      2,072,950       4.79%       5.95
                                                      ---------- -----------    ----------- ----------- ----------

            2010
Chestnut Hill                 Borders Books               18,538       0.50%        482,000       1.11%      26.00
Methuen Shopping Center       Demoulas Supermarket        30,460       0.83%        109,656       0.25%       3.60
Ledgewood Mall                Barnes & Noble              12,500       0.34%        224,000       0.52%      17.92
Ledgewood Mall                Macy's                      73,349       2.00%        651,245       1.50%       8.88
Ledgewood Mall                Ashley Furniture            41,806       1.14%        212,793       0.49%       5.09
Mad River Station             Babies 'R' Us               33,147       0.90%        260,204       0.60%       7.85
Mad River Station             Pier I Imports              10,111       0.28%        227,037       0.52%      22.45
Mad River Station             Office Depot Inc.           25,038       0.68%        315,479       0.73%      12.60
Bloomfield Town Square        Home Goods Inc.             39,646       1.08%        307,257       0.71%       7.75
Bloomfield Town Square        Officemax Inc.              21,500       0.59%        193,500       0.45%       9.00
Branch Plaza                  CVS                         11,050       0.30%        199,580       0.46%      18.06
Merrillville                  David's Bridal              13,266       0.36%        190,765       0.44%      14.38
Abington Towne Center         TJ Maxx                     27,000       0.73%        270,000       0.62%      10.00
                                                      ---------- -----------    ----------- ----------- ----------
                                    Total 2010           357,411       9.73%      3,643,516       8.40%      10.19
                                                      ---------- -----------    ----------- ----------- ----------

            2011
Route 6 Plaza                 Rite Aid                    11,840       0.32%        118,400       0.27%      10.00
Bloomfield Town Square        Marshalls                   28,324       0.77%        226,592       0.52%       8.00
Market Square Shopping Center TJ Maxx                     31,175       0.85%        396,888       0.92%      12.73
Brandywine Town Center        Target Expansion            27,716       0.75%        304,876       0.70%      11.00
Brandywine Town Center        Michaels                    24,876       0.68%        572,148       1.32%      23.00
Brandywine Town Center        Old Navy                    24,631       0.67%        617,745       1.42%      25.08
Brandywine Town Center        Thomasville Furniture       18,893       0.51%        494,832       1.14%      26.19
                                                      ---------- -----------    ----------- ----------- ----------
                                    Total 2011           167,455       4.55%      2,731,481       6.29%      16.31
                                                      ---------- -----------    ----------- ----------- ----------

            2012
Crossroads Shopping Center    Kmart                      100,725       2.74%        566,250       1.31%       5.62
Crossroads Shopping Center    Peir 1 Imports               8,818       0.24%        348,576       0.80%      39.53
Crossroads Shopping Center    Barnes & Noble              12,430       0.34%        397,760       0.92%      32.00
Crossroads Shopping Center    Waldbaum's (A&P)            38,208       1.04%        504,000       1.16%      13.19
Methuen Shopping Center       Wal*Mart                    89,544       2.44%        628,808       1.45%       7.00
Ledgewood Mall                The Sports Authority        52,205       1.42%        225,000       0.52%       4.31
Hobson Plaza                  Garden Fresh Markets        51,692       1.41%        225,436       0.52%       4.36
Crescent Plaza                Supervalu                   50,225       1.37%        516,960       1.19%      10.29
                                                      ---------- -----------    ----------- ----------- ----------
                                    Total 2012           403,847       4.36%      3,412,790       4.19%       8.45
                                                      ---------- -----------    ----------- ----------- ----------

Total Core Portfolio           Total - Next 4 Years    1,277,170      28.14%    $11,860,737      23.67%      $9.29
                                                      ========== ===========    =========== =========== ==========

            Reporting Supplement
              December 31, 2008

      Core Portfolio Lease Expirations
---------------------------------------------

                                                  Gross Leased Area               Annualized Base Rent
                                              -------------------------   -------------------------------------
                                 Number of                   Percent                    Percent      Average
                                  Leases         Square         of                        of           per
                                 Expiring       Footage       Total         Amount       Total       Sq. Ft.
                              -----------------------------------------   -------------------------------------

Anchor Tenant Expirations

         2009                               9      348,457        9.49%     2,072,949       4.78%          5.95
         2010                              14      357,411        9.73%     3,643,515       8.40%         10.19
         2011                               5      187,077        5.09%     3,356,481       7.74%         17.94
         2012                               8      403,847       11.00%     3,410,790       7.86%          8.45
         2013                               8      355,254        9.67%     4,577,383      10.55%         12.88
         2014                               6      203,092        5.53%     2,763,009       6.37%         13.60
         2015                               7      265,869        7.24%     4,207,907       9.70%         15.83
         2016                               5       78,886        2.15%     1,022,342       2.36%         12.96
         2017                               4      158,877        4.32%     2,565,573       5.92%         16.15
         2018                               6      359,783        9.79%     5,238,354      12.08%         14.56
         2019                               4      181,909        4.95%     1,319,192       3.04%          7.25
         2020                               3      184,917        5.03%     1,400,429       3.23%          7.57
         2021                               2      140,260        3.82%     1,211,912       2.79%          8.64
         2022                               2       69,837        1.90%     1,700,000       3.92%         24.34
         2024                               3      188,506        5.13%     3,190,904       7.36%         16.93
         2028                               4      189,509        5.16%     1,692,840       3.90%          8.93
                              --------------- ------------ ------------   ----------- ----------- -------------
Total Occupied                             90    3,673,491      100.00%   $43,373,580     100.00%        $11.81
                              =============== ============ ============   =========== =========== =============

----------------------------------------------------------

Anchor GLA Owned by Tenants                        254,916
Total Vacant                                        88,159
                                              ------------

Total Square Feet                                4,016,566
                                              ============

----------------------------------------------------------

Shop Tenant Expirations

    Month to Month                         26       65,717        5.11%    $1,253,477       4.40%        $19.07
         2009                              66      201,780       15.66%     3,988,705      14.02%         19.77
         2010                              51      157,443       12.24%     2,592,557       9.11%         16.47
         2011                              47      166,715       12.96%     3,431,869      12.06%         20.59
         2012                              44      160,513       12.48%     3,238,335      11.38%         20.17
         2013                              47      163,496       12.71%     3,690,333      12.97%         22.57
         2014                              17       84,750        6.59%     1,957,020       6.88%         23.09
         2015                              16       69,788        5.42%     1,518,216       5.33%         21.75
         2016                               6       35,065        2.73%       837,816       2.94%         23.89
         2017                              16       53,372        4.15%     2,207,150       7.76%         41.35
         2018                              19       50,268        3.91%     1,962,875       6.90%         39.05
         2019                               3        5,904        0.46%       102,206       0.36%         17.31
         2020                               3        6,000        0.47%       146,070       0.51%         24.35
         2021                               3       30,270        2.35%       244,385       0.86%          8.07
         2022                               4       20,055        1.56%       518,708       1.82%         25.86
         2023                               1        3,232        0.25%        51,712       0.18%         16.00
         2027                               2        9,012        0.70%       442,017       1.55%         49.05
         2028                               1        3,200        0.25%       275,000       0.97%         85.94
                              --------------- ------------ ------------   ----------- ----------- -------------
Total Occupied                            372    1,286,580      100.00%   $28,458,451     100.00%        $22.12
                              =============== ============ ============   =========== =========== =============

----------------------------------------------------------

Total Vacant                                       239,556
                                              ------------

Total Square Feet                                1,526,136
                                              ============

----------------------------------------------------------


                                                  Gross Leased Area               Annualized Base Rent
                                              -------------------------   -------------------------------------
                                 Number of                   Percent                    Percent      Average
                                  Leases         Square         of                        of           per
                                 Expiring       Footage       Total         Amount       Total       Sq. Ft.
                              -----------------------------------------   -------------------------------------

Total Anchor and Shop Tenant Expirations

    Month to Month                         26      $65,717        1.32%    $1,253,477       1.75%        $19.07
         2009                              75      550,237       11.09%     6,061,654       8.44%         11.02
         2010                              65      514,854       10.38%     6,236,072       8.68%         12.11
         2011                              52      353,792        7.13%     6,788,350       9.44%         19.19
         2012                              52      564,360       11.38%     6,649,125       9.26%         11.78
         2013                              55      518,750       10.45%     8,267,716      11.51%         15.94
         2014                              23      287,842        5.80%     4,720,029       6.57%         16.40
         2015                              23      335,657        6.77%     5,726,123       7.97%         17.06
         2016                              11      113,951        2.30%     1,860,158       2.59%         16.32
         2017                              20      212,249        4.28%     4,772,723       6.64%         22.49
         2018                              25      410,051        8.27%     7,201,229      10.03%         17.56
         2019                               7      187,813        3.79%     1,421,398       1.98%          7.57
         2020                               6      190,917        3.85%     1,546,499       2.15%          8.10
         2021                               5      170,530        3.44%     1,456,297       2.03%          8.54
         2022                               6       89,892        1.81%     2,218,708       3.09%         24.68
         2023                               1        3,232        0.07%        51,712       0.07%         16.00
         2024                               3      188,506        3.80%     3,190,904       4.44%         16.93
         2027                               2        9,012        0.18%       442,017       0.62%         49.05
         2028                               5      192,709        3.89%     1,967,839       2.74%         10.21
                              --------------- ------------ ------------   ----------- ----------- -------------
Total Occupied                            462   $4,960,071      100.00%   $71,832,030     100.00%        $14.48
                              =============== ============ ============   =========== =========== =============

----------------------------------------------------------

Anchor GLA Owned by Tenants                        254,916
Total Vacant                                       327,715
                                              ------------

Total Square Feet                                5,542,702
                                              ============

----------------------------------------------------------

      Reporting Supplement
        December 31, 2008

         Core Portfolio            Year-to-Date   3 months ended  3 months ended  3 months ended  3 months ended    Year ended
New and Renewal Rent Spreads (1)   December 31,    December 31,   September 30,       June 30,       March 31,     December 31,
                                        2008            2008            2008            2008            2008            2007
------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
                                   Cash    GAAP    Cash    GAAP    Cash    GAAP    Cash    GAAP    Cash    GAAP    Cash    GAAP
                                    (2)     (3)     (2)     (3)     (2)     (3)     (2)     (3)     (2)     (3)     (2)     (3)
                                  ------- ------- ------- --------------- ------- ------- ------- ------- ------- ------- -------
New leases
Number of new leases commencing        14      14       3       3       7       7       3       3       1       1      20      20
GLA                                63,612  63,612  14,280  14,280  16,870  16,870   3,814   3,814  28,648  28,648  98,193  98,193
New base rent                      $21.95  $23.79  $21.47  $21.66  $37.71  $41.73  $70.14  $79.06   $6.50   $6.93  $19.51  $21.06
Previous base rent (and
 percentage rent)                  $19.76  $19.24  $27.56  $26.90  $28.69  $27.60  $56.22  $54.90   $5.75   $5.75  $13.12  $12.92
Percentage growth in base rent      11.1%   23.7%  -22.1%  -19.5%   31.4%   51.2%   24.8%   44.0%   13.0%   20.5%   48.7%   63.0%
Average cost per square foot        $9.31   $9.31  $24.20  $24.20   $5.09   $5.09  $26.70  $26.70   $2.06   $2.06  $21.25  $21.25

Renewal leases
Number of renewal leases
 commencing                            60      60      14      14      17      17      11      11      18      18      33      33
GLA expiring                      439,645 439,645  81,397  81,397 158,215 158,215  38,978  38,978 161,055 161,055 325,424 325,424
Renewal percentage                    72%     72%     44%     44%     89%     89%     38%     38%     77%     77%     76%     76%
New base rent                      $16.82  $17.16  $21.94  $22.72  $14.41  $14.67  $31.71  $32.97  $16.30  $16.50  $11.66  $11.96
Expiring base rent (and
 percentage rent)                  $15.31  $14.70  $18.89  $18.55  $12.86  $12.20  $30.64  $28.69  $15.23  $14.75   $8.36   $8.13
Percentage growth in base rent       9.9%   16.8%   16.1%   22.5%   12.1%   20.2%    3.5%   14.9%    7.0%   11.9%   39.5%   47.1%
Average cost per square foot        $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00   $0.00

Total new and renewal Leases
Number of new and renewal leases
 commencing                            74      74      17      17      24      24      14      14      19      19      53      53
GLA commencing                    378,149 378,149  50,097  50,097 157,588 157,588  18,560  18,560 151,904 151,904 346,066 346,066
New base rent                      $17.68  $18.28  $21.81  $22.42  $16.90  $17.57  $39.61  $42.44  $14.45  $14.70  $13.89  $14.54
Expiring base rent (and
 percentage rent)                  $16.06  $15.46  $21.36  $20.93  $14.55  $13.85  $35.90  $34.08  $13.44  $13.05   $9.71   $9.49
Percentage growth in base rent      10.1%   18.2%    2.1%    7.1%   16.1%   26.8%   10.3%   24.5%    7.5%   12.6%   43.0%   53.2%
Average cost per square foot        $1.57   $1.57   $6.90   $6.90   $0.54   $0.54   $5.49   $5.49   $0.39   $0.39   $6.03   $6.03

(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

(3) Rents are calculated on a straight-line basis.

        Reporting Supplement
          December 31, 2008

 Core Portfolio Capital Expenditures
-------------------------------------

                                     ------------------- ----------------- ------------------ ------------- ---------------
                                        Year-to-Date          Current           Previous        Previous       Previous
                                                              Quarter           Quarter          Quarter        Quarter
                                            Year             3 months           3 months        3 months       3 months
                                            ended              ended             ended            ended          ended
                                      December 31, 2008  December 31, 2008 September 30, 2008 June 30, 2008 March 31, 2008
                                     ------------------- ----------------- ------------------ ------------- ---------------


Leasing Commissions:                                $651              $301                $84          $140            $126

Tenant Improvements:                               2,043             1,071                426           308             238

Capital Expenditures:                                896                27                747            78              44

Redevelopments                                         -                 -                  -             -               -
                                     ------------------- ----------------- ------------------ ------------- ---------------

Total                                             $3,590            $1,399             $1,257          $526            $408
                                     =================== ================= ================== ============= ===============


                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                         December 31, 2008
                     Property Demographics (1)
       -----------------------------------------------------

------------------------------------------------------------  ---------------------------------- -----------------------------------
                                                                       3-Mile Radius(2)                     5-Mile Radius
                                                              ---------------------------------- -----------------------------------

       Prop-
       erty/                                                               #
Class- JV                       Trade   Cash (2)                        House-  Median                               Median
ifi-   Owner-                   Area    Base       Total        Total    holds     HH   Avg. HH    Total       #        HH   Avg. HH
cation ship%    City      State (Miles) Rent       GLA          Pop.    ("HH")  Income   Income    Pop.       HH     Income  Income
------ -------- --------- ----- ------- ---------- ---------  --------- ------- ------- -------- --------- --------- ------- -------
Core   Brandy-  Wilm-     DE
       wine     ington
       Town
        Center
       & Mkt
        Sq./
       22.22%                         3 15,979,177   997,664     41,222  15,054 $83,769 $102,192   120,306    46,004 $74,110 $93,425
Core   Elmwood  Elmwood   NJ
        Park     Park
        Shop-
       ping
        Ctr.                          3  3,580,187   149,491    257,647  83,959  52,609   62,446   614,727   208,535  57,938  69,562
Core   Chestnut Phil-     PA
        Hill    adelphia              3  1,296,372    40,570    148,084  59,791  53,526   65,990   399,921   157,197  52,171  65,291
Core   Abington Abington  PA
        Towne
        Center                        3    943,343   216,358     91,293  34,692  66,882   82,491   304,127   117,213  59,851  70,401
Core   Clark &  Chicago   IL
       Diver-
       sey                            3    820,501    19,265    419,461 213,740  58,803   81,579   969,623   410,327  51,138  67,593
Core   Hobson   Naper-    IL
        West    ville
        Plaza                         3  1,212,339    99,138     98,083  34,231  94,977  114,120   241,153    82,668  93,969 113,986
Core   Methuen  Methuen   MA
        Shop-
       ping
        Ctr.                          5    958,689   130,021     89,957  31,569  41,619   49,981   201,503    72,943  47,894  56,306
Core   Cross-   White     NY
       roads     Plains
       Shopping
       Ctr./
       49%                            3  5,976,962   310,714    105,870  39,349  78,556   85,621   205,109    73,112  93,445 108,276
Core   The      Smith-    NY
        Branch  town
        Plaza                         3  2,691,411   125,751     68,832  23,221  89,522  113,455   199,361    64,663  82,867 105,093
Core   Amboy    Staten    NY
        Road     Island               3  1,863,204    63,290    156,384  56,991  69,666   90,260   292,132   105,178  66,927  88,388
Core   Village  Smith-    NY
       Commons  town
       Shopping
       Ctr.                           3  2,291,546    87,237     68,832  23,221  89,522  113,455   199,361    64,663  82,867 105,093
Core   Bloom-   Bloom-    MI
       field    field
       Town     Hills
       Square                         5  2,457,466   232,181     62,528  23,953  73,997  102,234   166,443    62,677  79,970 105,922
Core   Crescent Brockton  MA
        Plaza                         3  1,698,029   218,141     99,649  34,369  46,062   56,826   168,246    58,789  46,062  56,826
Core   239      Greenwich CT
       Green-
       wich
       Avenue
       /75%                           5  1,397,621    16,834     67,165  24,889  97,270  125,159   142,822    51,210  94,119 119,232
Core   Town     Rocky     CT
        Line     Hill
        Plaza                         3  1,670,620   206,346     45,606  19,067  65,917   75,855   153,302    61,023  57,724  68,679
Core   New      Latham    NY
        Loudon
        Center                        5  1,713,705   255,826     41,815  15,619  55,375   66,288   151,655    61,034  47,547  61,261
Core   Pace-    Pomona    NY
       setter
       Park
       Shopping
       Ctr.                           3  1,137,642    96,434     25,618   8,209  89,598  125,526   129,143    36,828  72,841 102,767
Core   2914     The Bronx NY
        Third
        Ave                           3    875,028    42,400  1,239,853 422,421  26,865   33,419 2,690,882 1,034,060  45,279  56,415
Core   LA       Staten    NY
       Fitness,  Island
       Staten
       Island                         3  1,265,000    55,000    127,542  45,026  65,178   83,167   457,912   162,076  60,236  77,922
Core   West     Manhattan NY
        54th
        Street                        3  2,859,611     9,995    582,613 325,406  80,037   96,770 2,424,848 1,048,312  55,446  67,194
Core   East     Manhattan NY
        17th
        Street                        3    625,000    19,622  1,027,933 495,157  64,629  116,133 2,512,412 1,086,434  53,903  96,755
Core   Mad      Dayton    OH
        River
        Station                       5  1,616,793   155,840     58,692  25,428  58,119   67,529   135,000    56,693  60,560  71,601
Core   Mark     Edwards-  PA
        Plaza   ville                 5    872,201   216,401     87,986  37,409  31,982   39,628   124,868    52,566  34,683  43,184
Core   Blackman Wilkes-   PA
        Plaza    Barre                5    288,919   125,264     58,885  24,646  30,982   40,002   111,991    47,249  33,391  41,275
Core   Bartow   The Bronx NY
        Avenue                        3    336,665    14,676    567,476 209,231  40,253   47,643 1,435,467   511,796  30,552  43,522
Core   Walnut   Woon-     RI
        Hill    socket
        Plaza                         5  2,318,435   284,717     60,322  22,861  42,715   47,867    95,320    35,238  50,142  56,573
Core   Ledge-   Ledgewood NJ
       wood
       Mall                           5  3,617,212   517,151     37,052  13,412  80,007   87,773   108,922    38,302  77,480  89,838
Core   A & P    Boonton   NJ
       Shop-
       ping
       Plaza
       /60%                           5  1,259,316    62,908     49,442  18,288  87,533  113,042   101,266    36,438  86,509 106,011
Core   Merrill- Hobart    IN
       ville
       Plaza                          5  2,856,975   235,167     26,118  10,066  56,556   64,248    87,796    32,151  54,709  62,531
Core   The      So.       VT
       Gate-    Burling-
       way      ton
       Shopping
       Ctr.                           3  1,865,156   101,784     46,879  19,366  44,294   55,033    69,993    28,186  47,104  57,514
Core   Market-  Absecon   NJ
       place
       of
       Absecon                        3  1,705,131   104,718     30,732  11,642  52,106   64,775    68,326    26,137  51,610  62,711
Core   Plaza    Lebanon   PA
        422                           3    649,439   156,279     43,975  17,347  36,874   47,144    61,197    23,615  41,055  51,545
Core   Route 6  Honesdale PA
        Plaza                         5  1,132,335   175,519      7,567   3,014  32,283   43,919    11,899     4,627  34,031  46,300
Fund I Gran-    Columbus  OH
       ville
       Center /
       37.78%                         3    614,083   134,997    112,547  47,337  47,547   53,746   266,313   108,411  53,466  60,719
Fund I Ster-    Sterling  MI
       ling      Heights
       Heights
       Shop-
       ping
       Center
       /18.9%                         3    574,800   154,835     99,813  36,587  66,886   77,416   264,560   103,403  63,816  74,661
Fund I Tarry-   Tarrytown NY
       town
       Shop-
       ping
       Center /
       37.78%                         3    978,068    35,291     36,856  13,450  78,415   95,294   123,546    43,654  85,757 103,311
Fund   400 East The Bronx NY
 II-    Fordham
 Urban  Road /
 In-    19.2%
 Fill                                 2          -         -  1,205,053 412,674  30,252   38,298 1,997,909   698,322  33,259  40,957
Fund   Sherman  Manhattan NY
 II-    Avenue
 Urban  / 19.2%
 In-
 Fill                                 2          -         -    535,739 175,108  29,260   36,324 2,049,516   721,521  34,366  42,608
Fund   Pelham   West-     NY
 II-   Manor    chester
 Urban Shop-
 In-   ping
 Fill  Plaza /
       19.2%                          3          -         -    398,727 147,238  48,697   56,116 1,109,022   403,897  44,956  53,542
Fund   161st    The Bronx NY
 II-    Street
 Urban  /19.2%
 In-
 Fill                                 2  4,530,723   223,521  1,274,483 427,111  25,104   31,477 2,531,473   966,482  37,307  48,034
Fund   Liberty  Queens    NY
 II-    Avenue
 Urban  / 19.2%
 In-
 Fill                                 3    780,839    26,125    613,457 201,509  44,915   59,078   613,457   201,509  44,915  59,078
Fund   216th    Manhattan NY
 II-    Street
 Urban  / 19.2%
 In-
 Fill                                 2  2,565,000    60,000    536,119 183,542  30,978   41,481   536,119   183,542  30,978  41,481
Fund   Oak-     Oakbrook  IL
 II-   brook/
 Other 20%                            3    825,000   112,000     77,560  29,487  77,130  108,955   288,932   108,039  75,456  97,126
------ -------- --------- ----- ------- ---------- -------------------- ------- ------- ------------------ --------- ------- -------
                                        82,700,543 6,289,471
                                        ---------- ---------
TOTAL
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on GLA                                 129,943  46,846 $62,804  $76,200   287,481   108,455 $62,011 $76,149
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on base rent( 1)                       162,024  65,395 $65,283  $80,197   399,652   155,913 $60,832 $75,002
                                                              --------- ------- ------- -------- --------- --------- ------- -------

CORE
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on GLA                                  80,027  30,141 $64,622  $78,189   194,929    73,165 $63,159 $77,559
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on base rent( 1)                       141,647  58,952 $66,212  $81,281   367,730   144,138 $61,319 $75,566
                                                              --------- ------- ------- -------- --------- --------- ------- -------

FUND I
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on GLA                                  98,267  38,539 $60,108  $69,528   249,981    98,997 $61,900 $71,982
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on base rent( 1)                        71,215  28,060 $66,567  $78,986   191,759    73,950 $71,851 $85,014
                                                              --------- ------- ------- -------- --------- --------- ------- -------

FUND II -Urban In-fill
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on GLA                               1,075,639 360,881 $27,914  $35,744 1,983,010   750,231 $36,723 $47,696
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on base rent( 1)                       968,505 325,428 $28,981  $37,471 1,691,545   635,683 $36,000 $46,995
                                                              --------- ------- ------- -------- --------- --------- ------- -------

FUND II -Other
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on GLA                                  77,560  29,487 $77,130 $108,955   288,932   108,039 $75,456 $97,126
                                                              --------- ------- ------- -------- --------- --------- ------- -------
Weighted Average - Based on base rent( 1)                        77,560  29,487 $77,130 $108,955   288,932   108,039 $75,456 $97,126
                                                              --------- ------- ------- -------- --------- --------- ------- -------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership
 % in the joint venture.
(2 )West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius